UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
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2022 Proxy Statement and Notice of Annual Meeting of Shareholders

PROXY
STATEMENT
and Notice of 2025 Annual General Meeting of Shareholders

Thursday, Oct. 16, 2025 - 8:00 a.m. local time - Dublin, Ireland

Notice of Annual General Meeting
Thursday, October 16, 2025

8:00 a.m. local time
Shelbourne Hotel, 27 St. Stephen’s Green, Dublin, Ireland

MEETING AGENDA
1.Electing, by separate resolutions, the twelve director nominees named in the proxy statement to hold office until the 2026 Annual General Meeting of Medtronic plc (the “Company”);
2.Ratifying, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2026 and authorizing, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration;
3.Approving, on an advisory basis, the Company’s executive compensation;
4.Renewing the Board of Directors’ authority to issue shares under Irish law;
5.Renewing the Board of Directors’ authority to opt out of pre-emption rights under Irish law;
6.Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares;
7.Approving an amendment to Article 177 of the Company’s Articles of Association to facilitate the capitalization of certain of the Company’s non-distributable reserves;
8.Approving a Capital Reduction to Create Distributable Reserves under Irish Law;
9.Approving amendments to the Company’s Articles of Association to update the advance notice provisions;
10.Receiving and considering the Company’s Irish Statutory Financial Statements for the fiscal year ended April 25, 2025 and the reports of the directors and auditors thereon, and reviewing the affairs of the Company; and
11.Transacting any other business that may properly come before the meeting and any adjournments or postponements thereof.
Proposals 1, 2, 3, 4, and 6 above are ordinary resolutions requiring a simple majority of the votes cast at the meeting to be approved. Proposals 5, 7, 8, and 9 are special resolutions requiring at least 75% of the votes cast at the meeting to be approved. All proposals are more fully described in this proxy statement. There is no requirement under Irish law that Medtronic’s Irish Statutory Financial Statements for the fiscal year ended April 25, 2025, or the directors’ and auditor’s reports thereon, be approved by the shareholders, and no such approval will be sought at the Annual General Meeting.
RECORD DATE
Shareholders of record at the close of business on August 22, 2025, will be entitled to vote at the meeting.
ONLINE PROXY DELIVERY AND VOTING
As permitted by the Securities and Exchange Commission, we are making this proxy statement, the Company’s annual report to shareholders, and our Irish statutory financial statements available to our shareholders electronically via the Internet. We believe electronic delivery expedites your receipt of materials, reduces the environmental impact of our Annual General Meeting and reduces costs significantly. The Notice Regarding Internet Availability of Proxy Materials (the “Notice”) contains instructions on how you can access the proxy materials and how to vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the Notice. The Notice will be mailed to shareholders on or about September 4, 2025 and will provide instructions on how you may access and review the proxy materials on the Internet and how to vote.

ADMISSION TO THE ANNUAL GENERAL MEETING
If you wish to attend the Annual General Meeting, you must be a shareholder on the record date and either request an admission ticket in advance by visiting www.proxyvote.com and following the instructions provided (you will need the control number included on your proxy card, voter instruction form or Notice), or bring proof of ownership of ordinary shares to the meeting. Tickets will be issued to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

August 25, 2025
By Order of the Board of Directors,

/s/ Michelle Quinn
Michelle Quinn
Executive Vice President, General Counsel and Secretary
Medtronic plc

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on October 16, 2025: This proxy statement, the Company’s 2025 Annual Report to Shareholders and our Irish Statutory Financial Statements for the year ended April 25, 2025, are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO VOTE.
If possible, please vote your shares over the internet using the instructions found in the Notice. Alternatively, you may request a printed copy of the proxy materials and vote using the toll-free telephone number on the proxy card or by marking, signing, dating and mailing your proxy form in the postage-paid envelope that will be provided. Voting by any of these methods will not limit your right to vote during the Annual General Meeting. All proxies will be forwarded to the Company’s registered office electronically.

Under New York Stock Exchange rules, if you hold your shares in “street” name through a brokerage account, your broker will NOT be able to vote your shares on non-routine matters being considered at the Annual General Meeting unless you have given instructions to your broker prior to the meeting on how to vote your shares. Proposals 1, 3, 7, 8 and 9 are considered non-routine matters under New York Stock Exchange rules. This means that you must give specific voting instructions to your broker on how to vote your shares so that your vote can be counted.

Table of Contents

PROXY SUMMARY	1	PROPOSAL 2 Ratifying the Appointment of Independent Auditor and Authorizing the Audit Committee to Set Auditor Remuneration
			76
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	6

PROPOSAL 1 Election of Directors	11	PROPOSAL 3 Advisory Resolution to Approve Named Executive Officer Compensation (“Say-On-Pay”)	78
Directors and Nominees	12

CORPORATE GOVERNANCE	18	PROPOSAL 4 Renewal of the Board’s Authority to Issue Shares Under Irish Law	80
Corporate Governance Principles	18
Board Performance Evaluations	18
Lead Independent Director and Chairman; Executive Sessions	18
Board Role in Risk Oversight	19	PROPOSAL 5 Renewal of the Board Authority to Opt Out of Statutory Pre-Emption Rights Under Irish Law	81
Compensation Risk Assessment	20
Committees of the Board and Meetings	20
Director Independence	26
Related Party Transactions and Other Matters	26	PROPOSAL 6 Authorization of the Company and Any Subsidiary of the Company to Make Overseas Market Purchases of Medtronic Ordinary Shares	83
Complaint Procedure; Communications with Directors	27
Codes of Conduct	27
Director Compensation	28
		EXPLANATION OF PROPOSALS 7 AND 8	85
SHARE OWNERSHIP INFORMATION	31
Significant Shareholders	31	PROPOSAL 7 Amendment of Article 177 of the Company’s Articles of Association to facilitate the capitalization of certain of the Company’s non-distributable reserves	86
Beneficial Ownership of Management	31

COMPENSATION DISCUSSION AND ANALYSIS	32
Executive Summary	33	PROPOSAL 8 Approving a Capital Reduction to Create Distributable Reserves under Irish Law	87
Process	37
Fiscal Year 2025 Compensation Program Designs	40
Fiscal Year 2025 Compensation Decisions	41
Executive Compensation Governance Practices and Policies	47	PROPOSAL 9 Amendment of the Company’s Articles of Association to Update the Advance Notice Provisions	88
Other Benefits and Perquisites	50

COMPENSATION AND TALENT COMMITTEE REPORT	52
		QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING	91
EXECUTIVE COMPENSATION	53
2025 Summary Compensation Table	53	Voting by Proxy	91
2025 Grants of Plan-Based Awards	56	How Proxies Will Be Voted	91
2025 Awards at Fiscal Year End	58	Voting at the Meeting	91
2025 Option Exercises and Stock Vested	61	Admission to the Meeting	92
2025 Pension Benefits	61
2025 Nonqualified Deferred Compensation	63	OTHER INFORMATION	93
Potential Payments Upon Termination or Change of Control	65	Expenses of Solicitation	93
Equity Compensation Plan Information	68	Shareholder Proposals and Director Nominations	93
2025 CEO Pay Ratio	68	Delivery of Documents to Shareholders Sharing an Address	93
2025 Pay Versus Performance	68	Other	94

REPORT OF THE AUDIT COMMITTEE	74	APPENDIX A — Financial and Non-GAAP Reconciliations	A-1
		APPENDIX B — Amendment of Article 177	B-1
AUDIT AND NON-AUDIT FEES	75	APPENDIX C — Articles of Association Reflecting Amendments to Advance Notice	C-1

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets, statements relating to the benefits of Medtronic’s acquisitions, product launches and business strategies, and Medtronic’s intent to return capital to shareholders through dividends and share repurchases. These and other forward-looking statements are based on the Company’s beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in Medtronic’s periodic reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. Medtronic disclaims any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

Note About Our Website and Reports
None of the statements on our websites or reports referenced herein, or any other websites or reports referenced or discussed in this proxy statement, are deemed to be part of, or incorporated by reference into, this proxy statement. Some of the statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
MEDTRONIC  I  2025 Proxy Statement

Proxy Summary
This summary highlights information described in more detail elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2025 Annual General Meeting of Shareholders

Date and Time:	Thursday, October 16, 2025 at 8:00 a.m. Local Time

Place:	Shelbourne Hotel 27 St. Stephen’s Green Dublin, Ireland

Commence Mail Date:	September 4, 2025

Record Date:	August 22, 2025

Advance Voting Methods and Deadlines

Method	Instruction	Deadline

Internet	Go to http://www.proxyvote.com and follow the instructions (have your proxy card or internet notice in hand when you access the website)
Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:
Shares held through the Medtronic Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan – 11:59 p.m., Eastern Standard Time, on October 14, 2025
Registered Shareholders or Beneficial Owners – 11:59 p.m., Eastern Standard Time, on October 15, 2025

Telephone	Dial 1-800-690-6903 and follow the instructions (have your proxy card or internet notice in hand when you call)
Shares held through the Medtronic Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan – 11:59 p.m., Eastern Standard Time, on October 14, 2025
Registered Shareholders or Beneficial Owners – 11:59 p.m., Eastern Standard Time, on October 15, 2025

Mail
If you received paper copies of our proxy materials, mark your selections on the enclosed proxy card
•Date and sign your name exactly as it appears on proxy card
•Promptly mail the proxy card in the enclosed postage-paid envelope

Return promptly to ensure it is received before the date of the Annual General Meeting
Shares held through the Medtronic Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan – 11:59 p.m., Eastern Standard Time, on October 14, 2025
Registered Shareholders or Beneficial Owners – 11:59 p.m., Eastern Standard Time, on October 15, 2025

Questions and Answers About Attending Our Annual General Meeting and Voting

The Company encourages you to review the questions and answers about the Annual General Meeting and voting beginning on page 91 to learn more about the rules and procedures surrounding the proxy and Annual General Meeting process, as well as the business to be conducted at the Annual General Meeting. If you plan to attend the Annual General Meeting in person, please direct your attention to the information following “Admission to the Meeting” on page 92.

IF YOU WISH TO ATTEND THE ANNUAL GENERAL MEETING, YOU MUST EITHER REQUEST AN ADMISSION TICKET IN ADVANCE OR BRING PROOF OF OWNERSHIP OF ORDINARY SHARES TO THE MEETING.
YOUR VOTE IS IMPORTANT! PLEASE CAST YOUR VOTE AND PLAY A PART IN THE FUTURE OF MEDTRONIC.

MEDTRONIC  I  2025 Proxy Statement   1

Voting Matters and Board Recommendations

Proposal		Board Recommendation	For More Information

Proposal 1 —	Electing, by separate resolutions, the twelve director nominees named in the proxy statement to hold office until the 2026 Annual General Meeting of the Company	“FOR” all nominees	Page 11
Proposal 2 —
Ratifying, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2026 and authorizing, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration
		“FOR”	Page 76
Proposal 3 —	Approving in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote)	“FOR”	Page 78
Proposal 4 —	Renewing the Board’s authority to issue shares	“FOR”	Page 80
Proposal 5 —	Renewing the Board’s authority to opt out of pre-emption rights	“FOR”	Page 81
Proposal 6 —	Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares	“FOR”	Page 83
Proposal 7 —	Approving an amendment to Article 177 of the Company’s Articles of Association, to facilitate the capitalization of certain of the Company’s non-distributable reserves	“FOR”	Page 86
Proposal 8 —	Approving a Capitalization and Related Capital Reduction to Create Distributable Reserves under Irish Law	“FOR”	Page 87
Proposal 9 —	Approving and amendment to the Company’s Articles of Association to update the advance notice provisions.	“FOR”	Page 88

MEDTRONIC  I  2025 Proxy Statement   2

Director Nominees

You are being asked to vote, by separate resolutions, on the election of the following twelve Directors. Each Director nominee is elected annually by a majority of votes cast. Detailed information about each Director’s background, skill sets and areas of expertise can be found beginning on page 12.

					Committee Memberships						Other Current Public Boards
Name	Age (1)	Director Since	Principal Position	Indep.	AFC	CTC	GC	NCGC	OC	QC(2)

Craig Arnold (3)	65	2015	Retired Chairman and Chief Executive Officer Eaton Corporation	Y			M	C			1
Scott C. Donnelly	63	2013	Chairman, President and Chief Executive Officer Textron, Inc.	Y	M				M		1
Lidia L. Fonseca	56	2022	Executive Vice President, Chief Digital and Technology Officer Pfizer, Inc.	Y	M			M	M		0
John P. Groetelaars	59	2025 (4)	Chairman Zeus Company	Y			M	M			0
Randall J. Hogan, III	69	2015	Chairman Kodiak Gas Services, Inc.	Y	M				M		1
William R. Jellison	67	2025 (4)	Retired Chief Financial Officer Stryker Corporation	Y			M		M		2
Joon S. Lee, M.D.	63	2025 (5)	Chief Executive Officer Emory Healthcare	Y		M				M	0
Gregory P. Lewis	57	2023	Senior Advisor Honeywell International Inc.	Y	C		M				0
Kevin E. Lofton	70	2020	Retired Chief Executive Officer CommonSpirit Health	Y		M				C	0
Geoffrey S. Martha	55	2019	Chief Executive Officer Medtronic plc	N			C		C		1
Elizabeth G. Nabel, M.D.	73	2014	Senior Advisor Opko Health, Inc. ModeX Therapeutics	Y		C	M				2
Kendall J. Powell	71	2007	Retired Chairman and Chief Executive Officer General Mills, Inc.	Y	M	M				M	0
(1)As of July 1, 2025.
(2)Andrea J. Goldsmith, Ph.D., a current member of the Quality Committee, is not standing for reelection at the 2025 Annual General Meeting (AGM) but will continue to serve on the Committee until her current term ends at the close of the 2025 AGM.
(3)Lead Independent Director.
(4)Effective August 19, 2025.
(5)Effective June 18, 2025.

AFC:	Audit and Finance Committee	NCGC:	Nominating and Corporate Governance Committee	C:	Chair
CTC:	Compensation and Talent Committee	OC:	Operations Committee	M:	Member
GC:	Growth Committee	QC:	Quality Committee

MEDTRONIC  I  2025 Proxy Statement   3

Corporate Governance Highlights

Strong Lead Independent Director See pages 18-19	Annual Board and Committee Evaluation Processes See page 18	Robust Risk Management Program See page 19

Stock Ownership Guidelines for Named Executive Officers and Directors See pages 29 and 47	Annual Board of Director Elections and Majority Voting for Directors See page 3	Regular Executive Sessions of Independent Directors See page 18

Sustainability Oversight Responsibility See page 10	Sustainability Highlights See page 9	Corporate Governance Principles See page 18

High Ethical Standards Established in Written Policies and Actions (Includes Principles of Corporate Governance, Codes of Conduct, U.S. Patient Privacy Principles, Political Contribution Policy, Social Media Guidelines, Human Rights Policies, Artificial Intelligence Principles, Global Sustainability Policy and Policies Regarding Environmental, Health and Safety and the Use of Animals)
See page 27 and our investor relations website

MEDTRONIC  I  2025 Proxy Statement   4

2025 Nominee Director Board Composition

Independent Lead Director	Average Tenure 6.5 years	Director Average Age 64
Mandatory Retirement at Age 75
2025 Nominee Director Board Skills

Skills/Experience	Arnold	Donnelly	Fonseca	Groetelaars	Hogan	Jellison	Lee	Lewis	Lofton	Martha	Nabel	Powell
Executive Leadership	✓	✓		✓	✓	✓	✓		✓	✓	✓	✓
Finance/Accounting/Strategic Transactions	✓	✓			✓	✓		✓	✓	✓	✓	✓
Health Care Industry	✓	✓	✓	✓		✓	✓		✓	✓	✓
Technology and Innovation		✓	✓	✓	✓		✓	✓		✓	✓
Legal/Regulatory/Risk Management Government											✓
Global Operations	✓	✓	✓	✓	✓	✓		✓		✓		✓
Cybersecurity/IT			✓			✓		✓
Consumer Marketing/Brand Management	✓		✓		✓							✓
Skills Matrix - Definitions

Executive Leadership – Current or former CEO, COO or equivalent
Finance/Accounting/Strategic Transactions – Current or former CFO or chief accounting officer; Audit Committee Financial Expert; other finance or accounting expertise and experience; M&A or equivalent
Healthcare Industry – Experience in the healthcare industry, including as a physician/clinician
Cybersecurity/IT – Expertise and experience in cybersecurity or information technology; CIO, CISO or equivalent
Technology and Innovation – Current or former chief R&D officer or equivalent; CEO or COO of a large, complex technology company; experience as a senior-level scientist or technology leader
Legal/Regulatory/Risk Management/Government – Current or former chief legal, regulatory or risk officer or equivalent; prior service as a high-level government official or regulator
Global Operations – Management of or responsibility for large, complex global operations
Consumer/Marketing/Brand Management – Expertise and experience in consumer marketing or brand management
MEDTRONIC  I  2025 Proxy Statement   5

Director Selection and Onboarding Process

As part of its ongoing board refreshment process, the Nominating and Corporate Governance Committee has primary responsibility for identifying and evaluating candidates for appointment to the Company’s Board of Directors. Qualified individuals are also identified through independent third-party search firms, independent recommendations, and from outreach through non-traditional channels to ensure a broad pool of candidates. Candidates engage in a rigorous review and interview process with the Company’s Nominating and Corporate Governance Committee, as well as with other members of the Board of Directors, including the Lead Independent Director. Candidates are assessed on such items as diversity of background including relevant skills, industry and other experience, and personal attributes, and an in-depth due diligence process is also conducted to ensure independence and integrity. At the conclusion of assessment and due diligence processes, the Nominating and Corporate Governance Committee presents qualified candidates to the full Board of Directors for review and approval. The Board of Directors has adopted a formal Board Diversity Policy to publicly codify the importance of and commitment to diversity of skillset, knowledge, and background on the Board of Directors. When a person joins the Board of Directors, the Company provides comprehensive written materials and onboarding sessions for the new Director. The sessions include meeting individually with senior executive officers in order to gain additional insight into the Company’s operations and strategic priorities.

Shareholder Outreach on Governance

The Company recognizes the value of shareholder engagement and takes a proactive approach to shareholder outreach on governance matters. Every year, the company has dialogue with many of its institutional investors, and specifically seeks input on governance, executive compensation, and strategic issues, as well as understanding their concerns and addressing their questions. The Company brings feedback from its shareholders to the Board; such feedback is instrumental to the Board’s decision-making process.

ENGAGEMENT CYCLE

Fiscal Year 2025 Performance Highlights

Medtronic is the leading global healthcare technology company, boldly attacking the most challenging health problems facing humanity by searching out and finding solutions, and united by its Mission to alleviate pain, restore health, and extend life for millions of people around the world.

In fiscal year 2025 (“FY25”), the underlying fundamentals of the Company were strong and getting stronger, as the Company accelerated its direction of travel to higher, profitable growth. The Company advanced its pipeline of leading medical innovation, improved its earnings power, and delivered financial results against its commitments. The Company executed on its strategy of leading through innovation-driven growth in markets where the Company can make a difference for patient and physician stakeholders.

In FY25, Medtronic delivered record revenue of $33.5 billion, an increase of 3.6% as reported and 4.9% organic. This was at the upper end of the organic revenue guidance the company provided at the start of the year. The Company delivered mid-single digit organic revenue growth every quarter for the second straight year. The Cardiovascular and Neuroscience segments grew mid-single digits, the Medical Surgical segment grew low-single digits, and Diabetes grew low-double digits, all on an organic basis.

The Company’s growth drivers are having an impact and building momentum, and this is expected to contribute to the Company’s durable mid-single digit or higher growth going forward. The Company made significant progress with new product introductions in Cardiac Ablation Solutions and Neuromodulation, and continues to make advances in hypertension, robotics, and diabetes.

As anticipated, the Company improved its earnings power in FY25. GAAP diluted earnings per share (EPS) of $3.61 increased 31%, and non-GAAP diluted EPS of $5.49 increased 6%, or 10% on a constant currency basis. This was at the upper end of the guidance the company provided at the start of the year. The Company continued to execute on its cost saving initiatives in its global
MEDTRONIC  I  2025 Proxy Statement   6

operations and supply chain, as well as drive SG&A leverage. As a result, GAAP operating profit and operating margin increased 16% and 190 basis points, respectively. Non-GAAP operating profit and operating margin increased 5% and 10 basis points, respectively, and 9% and 100 basis points on a constant currency basis, respectively.

FY25 cash flow from operations was $7.0 billion, an increase of 4%. FY25 free cash flow was $5.2 billion, unchanged versus FY24 and representing free cash flow conversion from non-GAAP net earnings of 73%. In FY25, Medtronic returned $6.3 billion to its shareholders through its growing dividend and share repurchases.

Medtronic had numerous highlights across several categories in FY25, including:

•Fundamental Changes Having Impact – the Company’s fundamental changes that it has made over the past few years are making a difference; these include streamlining the operating model, implementing performance-driven incentives, bringing in outside leadership, prioritizing innovation investments, centralizing global operations and supply chain, and adding a performance-driven culture and transforming the portfolio;
•Scientific Evidence and Product Pipeline – advanced innovation pipeline with over 170 active clinical trials conducted in FY25, as well as approximately 130 regulatory approvals across the U.S., Europe, Japan, and China to drive long-term growth; this included U.S. FDA approval for the Affera™ mapping and ablation system and Sphere-9™ catheter, OmniaSecure™ defibrillation lead, Avalus™ Ultra surgical aortic tissue valve, Simplera™ and Simplera Sync™ CGM, and VitalFlow™ ECMO system;
•Product Launches – launched several new products, including the Evolut™ FX+ TAVR system, Affera™ mapping and ablation system and Sphere-9™ catheter, Inceptiv™ closed-loop spinal cord stimulator, Percept™ RC neurostimulator with BrainSense™ technology, and Simplera™ and Simplera Sync™ CGM;
•Future Innovation Investment – spent $2.7 billion on research and development to fuel innovative product pipeline, with disproportionate investment in the highest growth opportunities;
•Portfolio Management – following the fiscal year, the Company announced in May its intent to separate the Diabetes segment through a preferred path of an IPO/Split, which it intends to complete within 18 months;
•Product Quality - continued progress on comprehensive quality transformation; reduced Class 1 and 2 recalls by 33%;
•Sustainability – included for fourth consecutive year in the Dow Jones Sustainability World Index (DJSI World) as one of the world’s leading companies for sustainability; named one of the World’s Most Ethical Companies by Ethisphere for third consecutive year;
•Healthcare Access – Medtronic LABS has screened over 1.9 million people, with over 160,000 lives improved, over 9,000 healthcare workers trained, and over 244,000 patients enrolled;
•Health Equity – published results of the two-year SMART Trial, the largest transcatheter aortic valve replacement (TAVR) trial to date to enroll primarily women, provided definitive data that women have the best valve performance when treated with the Medtronic Evolut™ TAVR system;
•Net Zero Carbon Emissions – progressed on ambition of achieving net zero carbon emissions within the Company’s operations and across its value chain (scopes 1, 2, & 3) by FY45, building upon its existing goal of reaching carbon neutrality by FY30; submitted its targets to the Science Based Targets Initiative (SBTi) as part of the Company’s journey toward decarbonization;
•Fair and Inclusive Workplace – maintained #2 position on Fair360’s 2024 Top 50 Companies for Diversity;
•Shareholder Returns – paid $3.6 billion in dividends and $2.7 billion in net share repurchases to shareholders; announced in May 2025 a dividend increase for the 48th consecutive year.

To conclude with the Company’s most important statistic, Medtronic served over 79 million patients globally in FY25. More than two patients are benefiting from Medtronic therapies and services every second. This is a direct result of the dedication and passion of its global team of 95,000+ employees, collaborating with the Company’s partners in healthcare, to fulfill the Medtronic Mission.

MEDTRONIC  I  2025 Proxy Statement   7

Executive Compensation Philosophy

The Company’s compensation programs align the interests of named executive officers (“NEOs”), with those of the stakeholders, particularly shareholders. The Company’s programs are market-competitive to ensure it attracts, retains and engages highly talented executives with compensation packages established pursuant to the following principles:
•Market-Competitive. We benchmark and assess our program annually to ensure market-competitive target total direct compensation consisting of base salary, target annual cash incentive and long-term incentives. The benchmarking process ensures that each element of target total direct compensation is within a market competitive range relative to our 24-company Comparison Group.
•Pay for Performance. We emphasize pay for performance by making at least 75% of target total direct compensation payable to each NEO contingent on the attainment of annual and long-term Company performance goals. The commitment to pay for performance provides actual compensation outcomes with varying levels of competitiveness based on our absolute and relative performance results.
•Shareholder Value Alignment. We align incentive programs with shareholder value creation by using annual and three-year performance measures that drive shareholder value. Incentive goals come directly from our Board-approved annual operating plan and our Board-approved long-term strategic plan.
•Non-Financial Metrics. Quality is a primary non-financial metric impacting payouts under our annual incentive plan. Quality aligns to the Medtronic Mission, “To strive without reserve for the greatest possible reliability and quality in our products.”
Executive Compensation Program Design

Our executive compensation program design supports our philosophy by emphasizing incentives, specifically long-term incentives. As the graphs below highlight, a significant majority (86% - 93%) of target total direct compensation is variable via incentives.

MEDTRONIC  I  2025 Proxy Statement   8

Sustainability Highlights

The Company’s strategy on sustainability is focused on key priority issues that impact our business growth, finances, and/or reputation, are important to our stakeholders, and are aligned with our Mission. The Mission articulates the Company’s purpose and acknowledges its responsibility to contribute to human welfare; deliver the highest-quality products, therapies, and services to patients; make a fair profit; recognize the personal worth of employees; and maintain good citizenship as a company.

The Company’s Mission has been the motivation for everything it does for more than 65 years, and its relevance is magnified in today’s global business environment which calls upon companies to contribute in meaningful ways to sustainable development.
The Company’s key sustainability issues – which were identified by internal and external stakeholders and are distinctly aligned with the Mission – enable Medtronic to drive sustainable growth, catalyze innovation, and seek out partnerships for positive impact while contributing to the United Nations Sustainable Development Goals (“U.N. SDG”).

	MISSION	PRIORITY ISSUES	U.N. SDG ALIGNMENT

Tenet 1	Contribute to human welfare… alleviate pain, restore health, extend life	•Innovation & Access •Integrated Care

Tenet 2	Direct growth in areas of biomedical engineering. . . build on these areas through education and knowledge assimilation	•Innovation & Access •Integrated Care

Tenet 3	Strive without reserve for the greatest possible reliability and quality in our products…be recognized as a company of dedication, honesty, integrity, and service	•Product Quality & Patient Safety •Technology & Device Safety •Data Privacy & Security •Ethics in Sales & Marketing •Preventing Corruption & Bribery •Transparency

Tenet 4	Make a fair profit…to meet our obligations, sustain our growth, and reach our goals	•Affordability & Fair Pricing •Climate Risk & Resilience •Responsible Supply Management •Product Stewardship

Tenet 5	Recognize the personal worth of all employees… advancement opportunity	•Inclusion •Talent

Tenet 6	Maintain good citizenship as a company	As a good corporate citizen we use all of our resources, including philanthropy and community investment, to address our key sustainability issues.

MEDTRONIC  I  2025 Proxy Statement   9

While the Company is committed to advancing performance related to all the Company’s sustainability issues, it elevates three that provide its greatest opportunity for positive global impact.

INNOVATION & ACCESS	PRODUCT QUALITY & PATIENT SAFETY	INCLUSION

Increasing the availability of treatments to address significant disease burden, including those currently unmet, through therapy innovation, new application of existing technologies, and/or scientific cooperation and partnership, as well as accessibility to them through capacity building, infrastructure improvement, regulatory approval, and remote diagnosis or treatment.	Managing product quality as it relates to all key stakeholders – patients, physicians, hospital administrators and Medtronic businesses – through industry-leading design, reliability, manufacturability; supplier quality; global compliance and corrective action; and investments in personnel, training, IT tools and automation.	Advancing fair treatment and inclusion of all people, abilities, ethnicities, and gender at all levels of the workforce through professional opportunities, pay, and proactive inclusion. This includes cultivating strong employee engagement through both global and local diversity networks and employee-led affinity groups designed to help all employees both professionally and personally.

Because responsible management of climate risk and resilience is of concern to our stakeholders and aligns with our Mission, the Company announced an ambition to be carbon neutral in the Company’s owned and operated facilities (Scope 1 and 2) by FY30 and net zero across our value chain (Scope 3) by FY45, and we have posted a high-level decarbonization roadmap on Medtronic.com. To achieve these ambitions, in 2025 Medtronic committed to monitoring its progress in accordance with the Science Based Targets initiative (SBTi). In addition, we continue to integrate climate risk assessment into business continuity and enterprise risk management processes.

Sustainability Governance and Management

Recognizing the significant impact that sustainability issues have on the company’s ability to enable sustainable growth, the Nominating and Corporate Governance Committee of the Company’s Board of Directors has responsibility to oversee the Company’s sustainability performance, including the impacts of its operations on society and the environment.

An executive-level Sustainability Steering Committee, sponsored by the Chief Technology and Innovation Officer and facilitated by the Chief Sustainability Officer’s enterprise program office, oversees the Company’s corporate sustainability strategy, performance and disclosure related to the Company’s priority issues.

The Company’s Sustainability Program Office identifies and drives performance on activities related to its priority issues, including current and emerging risks and opportunities, across short, medium, and long-term time horizons, and escalates them to the Sustainability Steering Committee. The program office also sets performance and disclosure expectations and engages stakeholders on relevant issues.

Performance and Disclosure

The Company has set public ambitions, goals, and targets to improve the environmental and social impacts of company operations since 2007. In 2023, the Company published a report on its Global Human Rights program and set new Product Stewardship targets. In 2024, the Company released an Impact report, which follows the guidance of globally recognized sustainability reporting frameworks, such as the Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB) and Task Force on Climate-related Financial Disclosures (TCFD) frameworks. This report outlines the Company’s sustainability management approach and performance related to its priority issues, including key performance metrics and progress against set targets.

MEDTRONIC  I  2025 Proxy Statement   10

Proposal 1 – Election Of Directors

Directors and Nominees

The Company’s Board of Directors currently has thirteen members, each of whom is serving a term that runs through the 2025 Annual General Meeting, and each of whom has been nominated by the Board of Directors for reelection at the 2025 Annual General Meeting other than Dr. Andrea J. Goldsmith, Ph. D. All nominees for election at the 2025 Annual General Meeting were elected by shareholders at the 2024 Annual General Meeting, except for Dr. Lee, who was appointed to the Board effective June 18, 2025, and Messrs. Groetelaars and Jellison, who were appointed to the Board effective August 19, 2025. Proxies cannot be voted for a greater number of individuals than the number of nominees named in this proxy statement.
To be elected as a director, each nominee must be appointed by an ordinary resolution and each must receive the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy. If a nominee becomes unable or declines to serve, the individuals acting as proxies will have the authority to vote for any substitute who may be nominated in accordance with Medtronic’s Articles of Association. The Company has no reason to believe this will occur.
The Nominating and Corporate Governance Committee considers candidates for Board membership, including those suggested by shareholders, applying the same criteria to all candidates. Any shareholder who wishes to recommend a prospective nominee for the Board for consideration by the Nominating and Corporate Governance Committee must notify the Company Secretary in writing at Medtronic’s registered office at Principal Executive Office Suite, Building 2, Parkmore Business Park West, Co. Galway, H91 4K49, Ireland. Any such recommendations should provide whatever supporting material the shareholder considers appropriate, but such materials should at a minimum include such background and biographical material as will enable the Nominating and Corporate Governance Committee to make an initial determination as to whether the nominee satisfies the criteria for directors set out in the Governance Principles.
If the Nominating and Corporate Governance Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, it considers candidates from a variety of sources, including third-party search firms that assist with identifying, evaluating and conducting due diligence on potential director candidates. The process followed to identify and evaluate candidates includes meetings to review biographical information and background material relating to candidates, and interviews of selected candidates by members of the Board. Recommendations of candidates for inclusion in the Board slate of director nominees are based upon the criteria set forth in the Governance Principles. These criteria include business experience and skills, judgment, honesty and integrity, the ability to commit sufficient time and attention to Board activities, and the absence of potential conflicts with Medtronic’s interests. Consistent with the Company’s Board Diversity Policy, the Nominating and Corporate Governance Committee seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. When evaluating candidates for Board membership, the Nominating and Corporate Governance Committee considers, among other factors, diversity with respect to viewpoint, skills, experience, and community involvement, and input from other members of the Board. Dr. Lee was identified for appointment to the Board by a third-party search firm assisting the Nominating and Corporate Governance Committee based upon his extensive experience as both a practicing physician and leader of a large healthcare provider system.
After completing the evaluation process, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to individuals who should be nominated by the Board. The Board determines the nominees after considering the recommendations and report of the Nominating and Corporate Governance Committee and such other evaluations as it deems appropriate.
Shareholders who intend to participate in the Annual General Meeting to nominate a candidate for election by the shareholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Nominating and Corporate Governance Committee was not requested to consider the candidacy) must comply with the procedures in Medtronic’s Articles of Association. Shareholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the procedures in Medtronic’s Articles of Association and Rule 14a-19 under the Exchange Act. For more information on these procedures, see the discussion under “Other Information — Shareholder Proposals and Director Nominations” on page 93 of this proxy statement.

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES.
MEDTRONIC  I  2025 Proxy Statement   11

NOMINEES FOR DIRECTOR FOR ONE-YEAR TERMS ENDING IN 2026:

Craig Arnold
Retired Chairman and Chief Executive Officer Eaton Corporation
Age: 65 Director since: 2015; Lead Independent Director since: 2022

Committees:
Growth, and Nominating and Corporate Governance (Chair)

Experience:
Mr. Arnold is the Retired Chairman and Chief Executive Officer of Eaton Corporation, a global intelligent power management company. He served as Eaton’s Chairman and CEO from 2016 until his retirement in May 2025, and he was appointed a member of Eaton’s Board of Directors and named its President and Chief Operating Officer in 2015. Formerly, Mr. Arnold served as Vice Chairman and Chief Operating Officer of the Industrial Sector from 2009 to 2015. He joined Eaton in 2000 as Senior Vice President and Group Executive of the Fluid Power Group. He previously worked at General Electric Company, where he had served as Corporate Vice President and President, GE Lighting Services Ltd., since 1999. There he led the company’s lighting business in Europe, the Middle East, Africa and India. Mr. Arnold started his career with General Electric in 1983 and later served as Corporate Vice President and President of GE Plastics, Greater China, and then of GE Appliances, Asia, from 1997 to 1999. He also is a member of The Business Council and the advisory board of The Salvation Army of Greater Cleveland, and he sits on the boards of Greater Cleveland Partnership and the United Way of Greater Cleveland.

Director Qualifications:
Mr. Arnold brings over 30 years of demonstrated executive leadership, senior management, and global operations experience including supply chain, manufacturing operations, sales and marketing, and technology innovation. His position as CEO of Eaton Corporation gives him critical insights into the operational requirements of a large, multinational company including customers, end markets and talent development. In addition, from his previous experiences serving on various advisory boards and the Audit Committee of another public company, Mr. Arnold has gained valuable knowledge and understanding of accounting principles and financial reporting rules and regulations, evaluating financial results, and generally overseeing the financial reporting process of a large public corporation.

Other Public Company Directorships:
The Procter & Gamble Company (June 2025 - Present)
Eaton Corporation (2016 - May 2025)

Scott C. Donnelly
Chairman, President and Chief Executive Officer Textron, Inc.
Age: 63 Director since: 2013

Committees:
Audit and Finance, and Operations

Experience:
Mr. Donnelly is Chairman, President and Chief Executive Officer of Textron, Inc., a producer of aircraft, defense and industrial products. Mr. Donnelly joined Textron in 2008 as Executive Vice President and Chief Operating Officer, and was promoted to President and Chief Operating Officer in 2009. Later that year, he became CEO of Textron and joined the Board of Directors, and in 2010, he was appointed Chairman. Previously, Mr. Donnelly was the President and CEO of General Electric Company’s aviation business unit, GE Aviation, a leading maker of commercial and military jet engines and components as well as integrated digital, electric power and mechanical systems for aircraft. Prior to 2005, he held various other management positions, including at GE Healthcare, since joining General Electric in 1989.

Director Qualifications:
Mr. Donnelly brings more than two decades of business experience in innovation, manufacturing, operations, sales and marketing, portfolio management, talent development, and business processes. His engineering background and knowledge provides him with unique insights into innovation and system integration. Mr. Donnelly also serves on the Board of Directors of another public company giving him valuable experience in leading board and committee discussions. In addition, his extensive executive decision-making experience, corporate governance work and diverse perspectives are valuable contributors to the cohesiveness and function of the Board.

Other Public Company Directorships:
Textron, Inc. (2009 – Present)

MEDTRONIC  I  2025 Proxy Statement   12

Lidia L. Fonseca
Executive Vice President, Chief Digital and Technology Officer Pfizer, Inc.
Age: 56 Director since: 2022

Committees:
Audit and Finance, Operations, and Nominating and Corporate Governance

Experience:
Ms. Fonseca is the Chief Digital and Technology Officer and Executive Vice President of Pfizer, Inc. where she is responsible for enterprise-wide digital, data and technology strategy, products and solutions, Learning and Development and Business Process Excellence functions, as well as the Digital Health and Medicines unit. Prior to her current role, she served as the Senior Vice President and Chief Information Officer (CIO) at Quest Diagnostics from 2014 to 2018. Previously, she served as the Senior Vice President and CIO at LabCorp from 2008 to 2013. Ms. Fonseca has received many awards and accolades, and most recently, was named to the list of Most Powerful Latinas in 2020, 2021 and 2022 by the Association of Latino Professionals for America; received the 2023 National CIO of the Year ORBIE Award; was named on the 2022 Forbes CEO Next List recognizing top 50 executives who are likely to lead America’s top companies and the 2022 Forbes CIO Next List recognizing the top 50 tech leaders who are redefining the CIO role and driving game-changing innovation.

Director Qualifications:
Ms. Fonseca is a visionary, results driven executive with a passion for disruptive innovation and leading enterprise transformation. She brings extensive experience and a proven track record of developing customer centric products, including harnessing digital, AI and advanced analytics to deliver revenue growth and shareholder value at a number of different companies. She has a proven record of delivering millions in top- and bottom-line recurring value through digital transformation, including identifying means to use artificial intelligence to improve patient health outcomes and streamlining operational processes through automation and robotics. Her expertise in pioneering novel healthcare delivery models and driving consumer-focused products provides valuable scientific, technology, and business perspective to the Board.

Other Public Company Directorships:
Tegna, Inc. (2014-2023)

John P. Groetelaars
Chairman Zeus Company
Age: 59 Director since: 2025

Committees:
Growth, and Nominating and Corporate Governance

Experience:
Mr. Groetelaars is the Chairman of the Board of Zeus Company, a privately-owned producer of advanced polymer components used in life-saving medical procedures, since 2024. Mr. Groetelaars also serves on the Board of Parexel International, a global clinical research organization, since 2023. Previously, Mr. Groetelaars served as interim CEO for Dentsply Sirona during 2022 and was President & CEO at Hill-Rom from May 2018 until the company’s acquisition by Baxter International, Inc. in 2021. At Hill-Rom, he provided global leadership for a healthcare technology company with $3 billion in revenue and 10,000+ employees, and led a transformation of the business vision and strategy, growing the portfolio, and driving record financial performance. Prior to joining Hill-Rom, Mr. Groetelaars served as executive vice president and president of the Interventional Segment at Becton, Dickinson and Company (BD) following its acquisition of C.R. Bard in December 2017. He previously served in a variety of progressive roles at C.R. Bard during his 10-year career there, including as a group president from 2015 to 2017. Mr. Groetelaars has also held various leadership positions at Boston Scientific Corporation and with Guidant Corporation. He holds a bachelor’s degree in Mechanical Engineering from Kettering University and an MBA from Columbia University.

Director Qualifications:
Mr. Groetelaars brings more than 30 years of global leadership experience across a broad range of medical device sectors. His prior experience serving as a venture partner and CEO, provides him with management experience and invaluable insights into business functions, including investments, research and development, and mergers and acquisitions, making him a valued member of Medtronic’s Operations Committee and Growth and Strategy Committee. His prior service on the Board of Directors of Dentsply Sirona and Hill-Rom further augment his range of knowledge, providing experience he can draw from while serving as a member of Medtronic’s Board.

Other Public Company Directorships:
None

MEDTRONIC  I  2025 Proxy Statement   13

Randall J. Hogan, III
Chairman Kodiak Gas Services, Inc.
Age: 69 Director since: 2015

Committees:
Audit and Finance, and Operations

Experience:
Mr. Hogan is the current Chairman and serves on the Board of Directors of Kodiak Gas Services, Inc., a company that provides natural gas contract compression services. From 2001 to 2018, he served as Chief Executive Officer of Pentair plc, an industrial manufacturing company, and was appointed Chairman in 2002. Previously, he held various leadership roles at Pentair including President and Chief Operating Officer, and Executive Vice President and President of Pentair’s Electrical and Electronic Enclosures Group. Prior to joining Pentair, he held leadership roles with United Technologies Corporation as President of the Carrier Transicold Division; Pratt & Whitney Industrial Turbines as Vice President and General Manager; and a variety of executive positions with General Electric Company and McKinsey & Company, overseeing functions such as marketing, product management, and business development. Mr. Hogan is a former Chairman and director of nVent Electric plc, past Chair of the board of the Federal Reserve Bank of Minneapolis, and a former director of Covidien plc and Pentair plc. In 2013, he was recognized for his business contributions by being named to the Minnesota Business Hall of Fame by Twin Cities Business Magazine, and Entrepreneur of the Year Lifetime Achievement Award by Ernst & Young.

Director Qualifications:
Mr. Hogan offers a wealth of management experience and business acumen, having served as Chairman of nVent Electric plc and in the roles of Chairman, Chief Executive Officer, President and Chief Operating Officer of Pentair. Running a public company gave Mr. Hogan front-line exposure to many of the issues facing public companies, particularly on the operational, financial and corporate governance fronts. His current service on the Board of Directors and the Personnel and Compensation Committee of Kodiak Gas Services, his previous service on the Board of the Federal Reserve Bank of Minneapolis, and his service as former Chair of the Audit Committee of Covidien plc further augment his range of knowledge, providing experience on which he can draw while serving as a member of Medtronic’s Board and Audit Committee.

Other Public Company Directorships:
Kodiak Gas Services, Inc. (2023 – Present)
nVent Electric plc (2018 – 2024)

William R. Jellison
Retired Chief Financial Officer Stryker Corporation
Age: 67 Director since: 2025

Committees:
Growth, and Operations

Experience:
Mr. Jellison is a corporate finance expert and retired MedTech executive. Prior to retirement, from 2013 to 2016, he was the Vice President, Chief Financial Officer (CFO) of Stryker Corporation. Prior to joining Stryker, Mr. Jellison spent 15 years at Dentsply International in several leadership positions, including CFO. Mr. Jellison began his career with the Donnelly Corporation, holding multiple financial management and executive roles, including Vice President of Finance, Treasurer, and Corporate Controller. Mr. Jellison is a director on the Board of Anika Therapeutics, Inc., Avient Corporation, Solenis, and Young Innovations, Inc. He also previously served as a director for the Masimo Corporation, where he was the chairman of the audit committee. Mr. Jellison was also a Senior Advisor for Astor Place Holdings, the Private Equity arm of Select Equities, and has consulted with other companies in the MedTech industry.

Director Qualifications:
Mr. Jellison brings more than 40 years of business, financial, and executive management experience to the Board. His experience as a chief financial officer at another global Fortune 500 company allows him to contribute valuable executive leadership, strategic portfolio management, and financial operations insight to Medtronic. His prior and current service on the Board of Directors of other public companies, including his previous service as Chair of the Audit Committee of both Avient Corporation and Masimo Corporation further shows his range of expertise and knowledge he can bring to Medtronic’s Board.

Other Public Company Directorships:
Anika Therapeutics, Inc. (2024 - Present)
Aviant Corporation (2015 - Present)
Masimo Corporation (2024 - August 2025)

MEDTRONIC  I  2025 Proxy Statement   14

Joon S. Lee, M.D.
Chief Executive Officer Emory Healthcare
Age: 63 Director since: 2025

Committees: Compensation and Talent, and Quality

Experience:
Joon S. Lee, MD, is the Chief Executive Officer of Emory Healthcare, a leading academic health system, comprising 121 hospitals, nearly 250 provider locations and over 26,000 staff and physicians. Dr. Lee is committed to leveraging technology and data to enhance patient and provider experiences while ensuring equitable care for all community members. Before joining Emory in July 2023, Dr. Lee had a distinguished 27-year career at the University of Pittsburgh Medical Center (UPMC), where he excelled as an interventional cardiologist, clinical researcher, academic leader, and physician executive. Dr. Lee's expertise in the healthcare industry is rooted in his pioneering work in cardiology, particularly in stem cell therapy for heart disease and advanced catheter-based treatments like Transcatheter Aortic Valve Replacement. His roles at UPMC culminated in his position as Executive Vice President and President of UPMC Physician Services, underscoring his expansive leadership capabilities. Dr. Lee received a BA degree from Dartmouth College and MD degree from Duke University School of Medicine. He completed his clinical and research training at Massachusetts General Hospital including internal medicine, chief resident, cardiology and interventional cardiology.

Director Qualifications:
Dr. Lee’s distinguished career as a practicing cardiologist and senior executive of large healthcare systems provide important perspectives to the Board. His roles leading complex healthcare systems and serving patients is directly aligned with Medtronic’s Mission to develop and commercialize effective and efficient therapies for the benefit of patients and the broader healthcare system. Dr. Lee’s deep understanding and familiarity with medical technology and the benefits it brings to health systems and patients allow Dr. Lee to provide important insights, including into Medtronic’s strategic priorities and product innovation initiatives, that make him a valuable member of the Board.

Other Public Company Directorships:
None

Gregory P. Lewis
Senior Advisor Honeywell International Inc.
Age: 57 Director since: 2023

Committees:
Audit and Finance (Chair), and Growth

Experience:
Mr. Lewis is Senior Advisor of Honeywell International Inc., a position he assumed in February 2025. He previously served as Honeywell’s Senior Vice President and Chief Financial Officer since 2018. Mr. Lewis joined Honeywell in 2006 as Chief Financial Officer of the Performance Products business unit within the Specialty Materials business group. Prior to his current role, he was Vice President of Corporate Finance, where he led Treasury, Tax, Audit, Business Analysis and Planning, Investor Relations, M&A, Real Estate, Pension, Finance Operations and Enterprise Information Management (EIM). Formerly, he was Vice President EIM; Vice President, Chief Financial Officer of the Automation and Control Solutions business group; Chief Financial Officer of Honeywell Process Solutions; and Vice President, Business Analysis and Planning. While leading Enterprise Information Management and then as CFO, Mr. Lewis has played a pivotal role in Honeywell’s “great integration” as the company executed a substantial transformation to simplify and enhance its IT infrastructure, decision-making and drive greater operational excellence. Among these endeavors, he has led Honeywell in its digital transformation, driving a robust roadmap, establishing a data operating model and building a culture with data at the forefront for decision making. Prior to joining Honeywell, Mr. Lewis held various financial leadership positions across multiple industries, including roles at companies such as Kraft Foods, Tyco International and the Stanley Works. He also currently serves on the Board of Directors of the non-profit, Roof Above.

Director Qualifications:
Mr. Lewis brings more than 15 years of business, operational, financial management, and executive management experience to the Board. His extensive experience at another global Fortune 500 company allows him to contribute valuable executive leadership, strategic portfolio management, risk management and financial operations insight to Medtronic. His roles overseeing tax, treasury, audit, and other finance operations functions of a large multinational corporation make him a valuable member of the Board, the Finance and Financial Risk Committee, and the Audit Committee.

Other Public Company Directorships:
None

MEDTRONIC  I  2025 Proxy Statement   15

Kevin E. Lofton
Retired Chief Executive Officer CommonSpirit Health
Age: 70 Director since: 2020

Committees:
Compensation and Talent, and Quality (Chair)

Experience:
Mr. Lofton was the Chief Executive Officer of CommonSpirit Health from February 2019, following the merger between Catholic Health Initiatives and Dignity Health, until his retirement in June 2020. He previously served as the Chief Executive Officer of Catholic Health Initiatives (CHI) from 2003 to 2019 and held various executive management roles with CHI beginning in 1998. Prior to joining CHI, he served as the Executive Director and Chief Executive Officer of both UAB Hospital from 1993 to 1998 and Howard University Hospital from 1990 to 1993, and he was the Executive Vice President and Chief Operation Officer of University Medical Center – Florida from 1986 to 1990. In addition, Mr. Lofton is a Life Fellow of the American College of Healthcare Executives, a Board member of Howard University, and Chair of the Board of the Georgia State University Foundation. He served as the 2007 Chairman of the Board of the American Hospital Association (AHA), the largest health system trade association in the United States, and was the Founding Chair of the AHA’s Equity of Care Initiative and its Institute for Diversity and Health Equity. In 2022, he received the AHA’s highest honor, the Distinguished Service Award, and was inducted into the National Association of Health Services Executives Hall of Fame.

Director Qualifications:
Mr. Lofton’s qualifications to serve on the Board include his nationally recognized status in healthcare administration and over 40 years of executive experience in the healthcare industry as a senior level executive in hospital administration, most recently as Chief Executive Officer of CommonSpirit Health and Catholic Health Initiatives. His long and broad experience leading healthcare provider organizations and his ability to successfully navigate evolving commercial, regulatory and public policy changes over time provide the board with valuable perspective and insights. In addition, his extensive experience as a CEO along with his general business management expertise make Mr. Lofton a strong member of the Board.

Other Public Company Directorships:
Gilead Sciences, Inc. (2009 - 2024)

Geoffrey S. Martha
Chairman and Chief Executive Officer Medtronic plc
Age: 55 Director since: 2019

Committees:
Growth (Chair), and Operations (Chair)

Experience:
Mr. Martha is Chairman and Chief Executive Officer of Medtronic. He assumed the role of CEO in 2020 and became Chairman later that year. He served as President of Medtronic from 2019 to 2020 and joined the Board of Directors in 2019. Previously, Mr. Martha served as Executive Vice President and President, Restorative Therapies Group since 2015. He was Senior Vice President of Strategy and Business Development of both Medtronic plc (since 2015) and Medtronic, Inc. (since 2011). Prior thereto, he was Managing Director of Business Development at GE Healthcare from 2007 to 2011; General Manager for GE Capital Technology Finance Services from 2003 to 2007; Senior Vice President, Business Development for GE Capital Vendor Financial Services from 2002 to 2003; General Manager for GE Capital Colonial Pacific Leasing from 2001 to 2002; and Vice President, Business Development for Potomac Federal, the GE Capital federal financing investment bank, from 1998 to 2001. Mr. Martha is an active member of the global business community, sitting on the Business Roundtable and the World Economic Forum’s International Business Council, as well as serving on the Board of Directors for the U.S.-China Business Council and as Treasurer for AdvaMed. He is also a member of the Board of Trustees for the Asia Society, and President of the Executive Committee of the Board of Directors for the Minnesota Business Partnership.

Director Qualifications:
Mr. Martha’s qualifications to serve on the Board include more than 25 years in business management, with over 18 years in the health care industry and deep knowledge of Medtronic. His strong business experience leading the company as Chief Executive Officer, as well as his history of success in development, implementation and execution of corporate strategy and executive management, make Mr. Martha a qualified and valuable member of the Board.

Other Public Company Directorships:
NextEra Energy, Inc. (2024 - Present)

MEDTRONIC  I  2025 Proxy Statement   16

Elizabeth G. Nabel, M.D.
Senior Advisor OPKO Health and ModeX Therapeutics

Age: 73 Director since: 2014

Committees:
Compensation and Talent (Chair), and Growth

Experience:
Dr. Nabel is a Senior Advisor for ModeX Therapeutics and its parent company, OPKO Health, which focus on immunotherapies for cancer and infectious disease, a position she began in 2021. From 2010 to 2021, she served as the President of Brigham Health, a system including hospitals and physician organizations operating inpatient and outpatient facilities, clinics, primary care health centers, and diagnostic and treatment technologies, research laboratories, and postgraduate medical and scientific education and training programs. She was also a Professor of Medicine at Harvard Medical School from 2010 to 2021. Previously, Dr. Nabel held a variety of roles, including Director of the National Heart, Lung and Blood Institute at the National Institutes of Health from 1999 to 2009. She is an elected member of the National Academy of Medicine of the National Academy of Sciences. In addition, she served on the Board of Directors of Moderna, Inc. from 2015 to 2020, and re-joined the Moderna Board in 2021. She also serves on the Board of Directors of Lyell Immunopharma, Inc. and as Board Chair of the Lasker Foundation.

Director Qualifications:
Dr. Nabel’s qualifications to serve on the Board include extensive experience in the health care field, including senior positions with a number of research universities and organizations. She has a deep understanding of medical sciences and healthcare innovation, as well as the physicians and other health care providers who are central to the use and development of the Company’s products. In addition, Dr. Nabel has extensive experience in operating, managing and overseeing a large, complex hospital system and physician organization, which bring value to the Board.

Other Public Company Directorships:
Moderna, Inc. (2015 – Present)
Lyell Immunopharma, Inc. (2021 – Present)
Accolade, Inc. (2021 – April 2025)

Kendall J. Powell
Retired Chairman and Chief Executive Officer General Mills, Inc.

Age: 70 Director since: 2007

Committees:
Compensation and Talent, and Quality

Experience:
Mr. Powell was Chairman of General Mills, Inc., an international producer, marketer and distributor of cereals, snacks and processed foods, from 2008 through 2017 and was Chief Executive Officer of General Mills, Inc. from 2007 to 2017. He was President and Chief Operating Officer of General Mills, Inc. from 2006 to 2007, and became a director of General Mills, Inc. in 2006. He was Executive Vice President and Chief Operating Officer, U.S. Retail from 2005 to 2006; and Executive Vice President of General Mills, Inc. from 2004 to 2005. From 1999 to 2004, Mr. Powell was Chief Executive Officer of Cereal Partners Worldwide, a joint venture of General Mills, Inc. and the Nestle Corporation. He joined General Mills, Inc. in 1979. Mr. Powell is also a past Chair of the University of Minnesota Board of Regents and is past chair of the board of the Minneapolis federal reserve bank.

Director Qualifications:
As a retired Chairman and former CEO of a Fortune 500 company, Mr. Powell brings more than three decades of business, operational, and management experience in the U.S. and internationally. While Chairman and CEO of General Mills, he led the company during a time of rapid change, gaining insights that benefit Medtronic as the pace of commercial and technological change impacting companies with global operations continues to accelerate. His extensive marketing, direct-to-consumer expertise, executive decision-making and corporate governance experience bring value to the Board.

Other Public Company Directorships:
General Mills (2008-2017)

MEDTRONIC  I  2025 Proxy Statement   17

Corporate Governance
Corporate Governance Principles

The Board of Directors has adopted Principles of Corporate Governance (the “Governance Principles”). The Governance Principles describe the Company’s corporate governance practices, policies, and framework. Among other things, the Governance Principles include the provisions below.
•A majority of the members of the Board must be independent directors and no more than two directors may be Medtronic employees. Geoffrey S. Martha is an employee and is not independent; the remaining directors are independent.
•The Company maintains Audit and Finance, Compensation and Talent, Growth, Nominating and Corporate Governance, Operations, and Quality Committees. Other than the Growth and Operations Committees, which are chaired by Mr. Martha, each of the remaining committees consist entirely of independent directors.
The Company’s Governance Principles, the charters of the Audit and Finance, Compensation and Talent, Growth, Nominating and Corporate Governance, Operations, and Quality Committees, our codes of conduct and our Board Diversity Policy are published on the Company’s website at www.medtronic.com/us-en/about/corporate-governance/overview.html. These materials are available in print to any shareholder upon request. From time to time, the Board reviews and updates these documents as it deems necessary and appropriate.
Board Performance Evaluations

Pursuant to the Company’s Governance Principles, the Board of Directors, all Committees, and each individual Director undergo an annual performance self-evaluation process. The evaluation process encourages candid feedback from each Director to foster transparency and help ensure the effectiveness, leadership and cooperation of members of the Board and each Committee.
Surveys are administered by the Corporate Secretary’s office to each director regarding the Board and the Committee(s) on which the director served during the fiscal year, followed by Lead Independent Director review to identify any potential areas of concern. In addition, the Lead Independent Director meets individually with each Director to solicit feedback. Results are presented and discussed with each Committee and the full Board.
Surveys and evaluations assess the following, among other factors:
•Efficiency and effectiveness
•Communication and open discussion
•Opportunities for improvement
•Satisfaction with performance of third-party consultants
•Board and Committee structure and operating mechanisms
•Cooperation and access between Board and Company management
Medtronic believes that self-evaluation and feedback are important tools for improvement and the continued effectiveness of the Board and Committees, and as a result, the Company.
Lead Independent Director and Chairman; Executive Sessions

The Company’s Board of Directors selects the Company’s Chairman of the Board in the manner it determines to be in the best interests of the Company. Geoffrey S. Martha is Chairman of the Board and Chief Executive Officer. The Board believes it is appropriate for Mr. Martha to serve as Chairman of the Board due to his extensive knowledge of, and experience in, the global health care industry generally and in the medical device industry specifically, including his deep knowledge of Medtronic. This knowledge and experience is critical in identifying strategic priorities and providing unified leadership in the execution of strategy. The Company believes that Mr. Martha’s experience and knowledge as the Chief Executive Officer of the Company, combined with his role as Chairman of the Board, is an asset to Medtronic and promotes efficient board functioning, with independent board leadership provided by the Lead Independent Director.
Under the Company’s Principles of Corporate Governance, the independent directors annually elect a Lead Independent Director to ensure the integrity of independent board leadership is maintained and to oversee the periodic refreshment of Board leadership roles. The Company’s current Lead Independent Director is Craig Arnold, who succeeded Scott C. Donnelly as Lead Independent Director in March 2022.
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As Lead Independent Director, Mr. Arnold’s duties include:
•presiding as chair of regularly scheduled meetings of the independent directors, and presiding as chair of Board meetings at which the Chairman of the Board is not in attendance;
•calling meetings of the independent directors when necessary;
•leading the Board in CEO succession planning;
•reviewing and approving the agenda for each meeting of the Board of Directors and the Nominating and Corporate Governance Committee;
•leading Board discussion;
•overseeing the directors’ annual evaluation of the Board and each of its committees and advising the Chairman of the Board on the conduct of Board meetings;
•facilitating teamwork and communications between the non-management directors and management, serving as a liaison between the two;
•overseeing the process for identifying and evaluating Board nominees, as the chair of the Nominating and Corporate Governance Committee;
•leading the process for assessing appropriate committee leadership and membership on a periodic basis;
•recommending, as appropriate, changes to governance policies and practices; and
•acting as the focal point on the Board for suggestions from non-management directors, especially on sensitive issues.
In keeping with the Company’s commitment to corporate governance best practices, Mr. Arnold also takes the lead in both the Board’s ongoing evaluation of Medtronic’s governance structure and constructive shareholder engagement on emerging governance issues. The Company’s accountability to its shareholders is demonstrated by its openness to their engagement, including through its proxy access policy and actively involved Lead Independent Director. In this role, Mr. Arnold ensures that he is available, if appropriately requested by shareholders, for consultation and direct communication.
In fiscal year 2025, the Board held five regular meetings and one special meeting. At each regular Board and committee meeting, the independent directors meet in executive session with no Company management present.
Board Role in Risk Oversight

The Company’s Board of Directors, in exercising its overall responsibility to oversee the management of the business, considers risks when reviewing the Company’s strategic plan, financial results, merger and acquisition-related activities, legal and regulatory matters and its public filings with the Securities and Exchange Commission. The Board is also deeply engaged in the Company’s Enterprise Risk Management (“ERM”) program and has received briefings on the outcomes of the ERM program and the steps the Company is taking to mitigate risks that program has identified. The Board’s oversight of risk management includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. In addition, the Board of Directors uses its committees to assist in its risk oversight responsibility as follows:
•Audit and Finance Committee: Assists the Board of Directors in its oversight of the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees the internal controls and compliance activities. The Audit and Finance Committee also assists the Board of Directors in and in its oversight of risk relating to the Company’s assessment of its significant financial risks and certain contingent liabilities. This committee also periodically discusses policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial and business risk exposures (including cybersecurity risk) and certain contingent liabilities, and the steps management has undertaken to monitor and control such exposures. It also meets privately with representatives from the Company’s independent registered public accounting firm.
•Compensation and Talent Committee: Assists the Board of Directors in its oversight of risk relating to the Company’s assessment of its compensation policies and practices.
•Growth Committee: Assists the Board of Directors in its oversight of risk relating to the Company’s assessment of research and development investments, merger and acquisition strategy, and other significant capital allocation decisions.
•Nominating and Corporate Governance Committee: Assists the Board of Directors in its oversight of risk relating to the Company’s actions and governance policies in furtherance of its corporate social responsibility, including considering the sustainability and impact of the Company’s business operations on employees, citizens, communities and the environment.
•Operations Committee: Assists the Board of Directors in its oversight of risk relating to the Company’s supply chain and manufacturing initiatives and strategies.
•Quality Committee: Assists the Board of Directors in its oversight of risk relating to product quality and safety.
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Compensation Risk Assessment

The Company conducted a risk assessment of its compensation policies and practices during fiscal year 2025 and concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The framework for the assessment was developed using materials from the Compensation and Talent Committee’s independent consultant, Semler Brossy Consulting Group LLC (“Semler Brossy”). The Company evaluated its compensation plans and practices against the established framework and noted the following:
•Base salaries at Medtronic are generally competitive in the median range of the executive compensation peer companies, not subject to any performance risk and act as a meaningful component of total compensation for most Medtronic employees.
•Incentive plans for senior management and executive officers are appropriately weighted between short-term and long-term performance and between cash and equity compensation. In addition, the Company’s practice of establishing long-term incentive performance targets at the beginning of each of its overlapping three-year performance periods increases the incentives for sustained value creation.
•Short-term and long-term incentive plans cap payouts to mitigate excessive risk in any one specific performance period.
•Short-term incentive performance goals are recalibrated annually, based upon Medtronic’s annual operating plan approved by the Board, and are different from the long-term performance measures.
•Executives and directors are subject to stock ownership and retention guidelines that require directors to maintain ownership of Medtronic stock equal to five times their annual retainer, Medtronic’s CEO to maintain ownership of Medtronic stock equal to six times his annual salary, and other NEOs to maintain Medtronic stock equal to three times their annual salary. Until the ownership guideline is met, the CEO and directors must retain 75% of after-tax Medtronic shares received through settlement of equity compensation awards, and other NEOs must retain 50% of such shares.
•Improper payments or gains from incentives and equity compensation are subject to clawback.
Committees of the Board and Meetings

Other than the newly created Growth and Operations Committees, which are chaired by Mr. Martha, the Company’s standing Board committees consist solely of independent directors, as defined in the New York Stock Exchange (“NYSE”) Corporate Governance Standards. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Each director attended 75% or more of the total Board and Board committee meetings on which the director served in fiscal year 2025. In addition, it has been the longstanding practice of Medtronic for directors to attend the Annual General Meeting of Shareholders. All directors nominated for election at the 2025 Annual General Meeting attended the last Annual General Meeting other than Dr. Lee, who was appointed to the Board on June 18, 2025, and Messrs. Groetelaars and Jellison, who were appointed to the Board on August 19, 2025.

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The following table summarizes (i) the membership of the Board as of the end of fiscal year 2025, (ii) the members of each of the Board’s standing committees as of the end of fiscal year 2025, and (iii) the number of times each standing committee met during fiscal year 2025.
AS OF APRIL 25, 2025(1)(2)(3)(4)(5)(6)

	Board	Audit	Compensation and Talent	Finance and Financial Risk	Nominating and Corporate Governance	Quality	Science and Technology

Craig Arnold	✓						✓
Scott C. Donnelly	✓	✓			✓		✓
Lidia L. Fonseca	✓				✓		✓
Andrea J. Goldsmith, Ph. D. (7)	✓					✓
Randall J. Hogan, III	✓	✓
Gregory P. Lewis	✓			✓
Kevin E. Lofton	✓		✓
Geoffrey S. Martha
Elizabeth G. Nabel, M.D.	✓					✓
Kendall J. Powell	✓		✓	✓		✓
Number of fiscal year 2025 meetings	6(8)	10	5	5	4	5	4
✓ Member
Chair

(1)Effective August 19, 2025, the Board created two new standing committees, the Growth Committee and the Operations Committee.
(2)Effective August 22, 2025, the Board dissolved the Science and Technology Committee, and consolidated the Audit Committee and the Finance and Financial Risk Committee into one committee, the Audit and Finance Committee.
(3)Dr. Lee joined the Board effective June 18, 2025, and is a member of the Compensation and Talent Committee and the Quality Committee. He was also a member of the Science and Technology Committee prior to its dissolution.
(4)Ms. Fonseca was appointed a member of the Audit Committee on May 1, 2025.
(5)Mr. Groetelaars joined the Board effective August 19, 2025, and is a member of the Growth Committee and the Nominating and Corporate Governance Committee.
(6)Mr. Jellison joined the Board effective August 19, 2025, and is a member of the Growth Committee and Operations Committee.
(7)Andrea J. Goldsmith, Ph.D., a current member of the Quality Committee, is not standing for reelection as director and will retire from the Board, effective as of the 2025 Annual General Meeting (AGM). Dr. Goldsmith will continue to serve on the Committee until her term ends at the close of the AGM.
(8)The Board held five regular meetings and one special meeting in fiscal year 2025.

The principal functions of the six standing committees — the Audit and Finance Committee, the Compensation and Talent Committee, the Nominating and Corporate Governance Committee, the Quality Committee, the Growth Committee and the Operations Committee — are described below. Effective August 22, 2025, the Board dissolved the Science and Technology Committee, and consolidated the Audit Committee and the Finance and Financial Risk Committee into one committee, the Audit and Finance Committee.

Audit and Finance Committee(1)(2)

Gregory P. Lewis (Chair) Scott C. Donnelly Randall J. Hogan III Lidia L. Fonseca
Responsibilities:
•Overseeing the integrity of Medtronic’s financial reporting
•Overseeing the independence, qualifications and performance of the Company’s external independent registered public accounting firm and the performance of the Company’s internal auditors
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•Overseeing the Company’s compliance with applicable legal and regulatory requirements
•Reviewing with the General Counsel and independent registered public accounting firm: legal matters that may have a material impact on the financial statements; any fraud involving management or other employees who have a significant role in Medtronic’s internal controls; compliance policies; and any material reports or inquiries received that raise material issues regarding Medtronic’s financial statements and accounting or compliance policies
•Reviewing annual audited financial statements with management and Medtronic’s independent registered public accounting firm and recommending to the Board whether the financial statements should be included in the Company’s Annual Report on Form 10-K
•Reviewing and discussing with management and Medtronic’s independent registered public accounting firm quarterly financial statements and earnings releases
•Reviewing major issues and changes to the Company’s accounting and auditing principles and practices, including analyses of the effects of non-GAAP financial measures, regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements
•Discussing policies with respect to risk assessment and risk management, including risks affecting Medtronic’s financial statements, operations, business continuity, and reputation and the reliability and security of the Company’s information technology and security systems (including cybersecurity), and the steps management has undertaken to monitor and control such exposures
•Undertaking the appointment, compensation (subject to the requirements of Irish corporate law), retention and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee
•Pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm and establishing policies and procedures for the engagement of the independent registered public accounting firm to provide auditing and permitted non-audit services
•Reviewing, at least annually, a report by the independent registered public accounting firm describing its internal quality-control procedures and any material issues raised by the most recent internal quality-control review and any recent investigations by regulatory or professional agencies, and any steps taken to deal with any such issues, and all relationships between the independent registered public accounting firm and Medtronic
•Reviewing the experience and qualifications of the lead partner of the independent registered public accounting firm each year and considering whether there should be rotation of the lead partner or the independent auditor itself
•Establishing clear policies for hiring current and former employees of the independent registered public accounting firm
•Preparing the Report of the Audit Committee as required by the rules and regulations of the Exchange Act
•Meeting with the independent registered public accounting firm prior to the audit to review the scope and planning of the audit
•Reviewing the results of the annual audit examination
•Reviewing with the independent registered public accounting firm its evaluation of the Company’s identification of, accounting for, and disclosure of related party transactions
•Advising the Board with regard to the Company’s policies and procedures regarding compliance with laws and regulations
•Considering, at least annually, the independence of the independent registered public accounting firm
•Reviewing the adequacy and effectiveness of the Company’s internal control over financial reporting, including information technology and the use of security systems and artificial intelligence related to internal controls, and disclosure controls and procedures
•Reviewing with the independent registered public accounting firm and the Vice President, Corporate Audit the performance of the Company’s internal audit function and the results of any significant internal audits
•Reviewing candidates for the positions of Chief Financial Officer and Controller of Medtronic and providing oversight with respect to (i) the appointment and replacement of the Vice President, Corporate Audit, including approval of the roles and responsibilities for the Vice President, Corporate Audit and identification of the necessary qualifications, experience, and competencies to carry out those roles and responsibilities, and (ii) the performance assessment of the Vice President, Corporate Audit
•Receiving reports from management regarding, and review compliance processes relating to Medtronic’s Code of Conduct and related policies
•Receiving reports from the Chief Ethics and Compliance Officer regarding the performance of the global compliance program
•Establishing procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters
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•Meeting privately in separate executive sessions periodically with management, internal auditors and the independent registered public accounting firm
•Providing financial and compliance oversight of management’s recommendations for portfolio management, research and development investments, merger and acquisition strategy and other significant capital allocation decisions, including the impact of the foregoing on the capital structure of the Company, as well as management’s recommendation with respect to offerings of debt and equity securities, stock splits, and credit agreements
•Reviewing with management the Company’s assessment of and strategies for managing assessment of significant financial risks and certain contingent liabilities
•Reviewing and overseeing the Company’s tax strategies, and the financial aspects of the Company’s insurance and self-insurance programs and retirement plans
•Reviewing and approving management’s recommendations to the Board regarding quarterly dividends and the Company’s Corporate Cash Investment Policy
•Reviewing and recommending to the Board for approval authorization limits for the Chief Executive Officer to approve expenditures
•Meeting privately in executive session with the Chief Ethics and Compliance Officer, and approving any decisions with regard to hiring, terminating, disciplining, or compensating the Chief Ethics and Compliance Officer
(1)    The Board has determined that all members of the Audit Committee satisfy the applicable audit committee independence requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC). The Board also determined that Messrs. Lewis, Donnelly and Hogan have the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules.
(2)    Andrea J. Goldsmith, Ph.D., a current member of the Quality Committee, is not standing for reelection as director and will retire from the Board, effective as of the 2025 Annual General Meeting (AGM). Dr. Goldsmith will continue to serve on the Committee until her term ends at the close of the AGM.

Audit Committee Pre-Approval Policies
Rules adopted by the SEC require public company audit committees to pre-approve audit and non-audit services provided by a company’s independent registered public accounting firm. The Company’s Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related, tax and other permissible non-audit services are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Company obtains the approval of the Audit Committee before engaging the independent registered public accounting firm. The policies require the Audit Committee to be informed of each service, and do not permit any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members, but such member(s) must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Compensation and Talent Committee(1)(2)(3)

Elizabeth Nabel, M.D. (Chair) Joon S. Lee Kevin E. Lofton Kendall J. Powell
Responsibilities:
•Periodically reviewing executive compensation philosophy and significant other compensation programs
•Providing oversight and recommending Company-wide incentive compensation and equity-based compensation programs
•Annually reviewing Senior Management compensation programs (which we define as any person who meets the definition of “officer” under Section 16 of the Securities Exchange Act of 1934, as amended)
•Annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chairman & Chief Executive Officer and all other Senior Management
•Annually determining and approving the total compensation of the Chairman & Chief Executive Officer, based on its own evaluation of performance in light of the goals and objectives
•Annually conducting a talent review and approving the total compensation of all other Senior Management
•Reviewing and approving stock and other long-term incentive awards
•Monitoring compliance by the Chairman & Chief Executive Officer and Senior Management with the Company’s stock ownership guidelines
•Reviewing and administering the Company’s Policy for the Recovery of Erroneously Awarded Compensation
•Annually reviewing Medtronic’s qualified benefit plans and nonqualified benefit plans
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•Review critical talent groups below the Senior Management level including compensation information as well as performance and potential assessment
•Review the Company’s pay equity and employee engagement strategy
•Periodically reviewing severance arrangements for Senior Management and recommending changes to the Board as needed
•Reviewing and discussing with management the Compensation Discussion and Analysis required by the rules of the SEC and recommending to the Board the inclusion of the Compensation Discussion and Analysis in the Company’s annual proxy statement
•Assisting the Board in reviewing results of any shareholder advisory votes on executive compensation, responding to other shareholder communications that relate to the compensation of executive officers, and reviewing and recommending to the Board for approval the frequency with which Medtronic will conduct shareholder advisory votes
•Preparing the Compensation and Talent Committee’s report to be included in Medtronic’s annual proxy statement
•Assessing the Company’s risk relating to its compensation policies and practices
•The Compensation and Talent Committee may form and delegate authority to subcommittees as it deems appropriate. The Compensation and Talent Committee also may delegate certain of its responsibilities to one or more designated executives or committees in accordance with applicable laws, regulations, and plan requirements. Please refer to the Compensation Discussion and Analysis beginning on page 32 for additional discussion of the Compensation and Talent Committee’s processes and procedures relating to compensation.
(1)    The Board has determined that all members of the Compensation and Talent Committee satisfy the applicable compensation committee requirements of the NYSE and the SEC.
(2)    No member of the Compensation and Talent Committee during fiscal year 2025 was an officer or employee of Medtronic, and no executive officer of Medtronic during fiscal year 2025 served on the Compensation and Talent Committee or board of any company that employed any member of Medtronic’s Compensation and Talent Committee or Board. During fiscal year 2025, Sarah Powell, a daughter of director Kendall J. Powell, was employed by Medtronic as a Global Senior Product Manager as further described in this proxy statement under Corporate Governance – Related Party Transactions and Other Matters beginning on page 26. Mr. Powell had no involvement in the hiring of this role and has had no involvement in Ms. Powell’s performance assessments or compensation decisions.
(3)     Dr. Lee was appointed a member the Compensation and Talent Committee, effective June 18, 2025.

Growth Committee

Geoffrey S. Martha (Chair) Craig Arnold John Groetelaars Gregory P. Lewis William R. Jellison Elizabeth Nabel, M.D.

Responsibilities:
•Review Company management’s recommendations regarding the Company’s portfolio of businesses and assets, including identifying and evaluating opportunities and potential strategic transactions to streamline the current portfolio or otherwise enhance growth and focus
•Review Company management’s recommendations regarding organic and inorganic growth and innovation initiatives, including evaluating existing research and development allocation across the portfolio and opportunities for improvement, as well as assessing potential mergers and acquisitions and other significant capital allocation decisions

Nominating and Corporate Governance Committee (1)

Craig Arnold (Chair) Lidia L. Fonseca John P. Groetelaars
Responsibilities:
•Formulating the Company’s policies and procedures for identifying a diverse pool of qualified director candidates and for evaluating and recommending candidates to the Board for nomination for election as directors
•Implementing the Committee’s policies to identify, evaluate and recommend to the Board individuals for the Board to nominate for election as directors
•Reviewing and making recommendations to the Board regarding whether members of the Board should stand for re-election
•Considering matters relating to the retirement of a director, including term or age limits
•Considering any resignation offered by a director
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•Developing an annual evaluation process for the Board and its committees
•Recommending to the Board directors to serve as members of each committee and recommending any changes to the Board or standing committees that the Committee believes desirable
•Monitoring emerging corporate governance trends and overseeing and evaluating the Company’s corporate governance policies and programs to align with market best practices
•Reviewing the Company’s Principles of Corporate Governance at least annually and recommending changes to the Board to align with market best practices
•Reviewing shareholder proposals and recommending to the Board proposed Company responses to such proposals
•Reviewing, in accordance with the Company’s Related Party Transaction Policies and Procedures, transactions and relationships with related parties that are required to be approved or ratified thereunder
•Reviewing the Company’s Related Party Transactions Policies and Procedures on a periodic basis and recommending changes to the Board
•Reviewing the independence standards under the NYSE Corporate Governance Standards and providing at least annually to the Board the Committee’s assessment of which directors should be deemed independent directors
•Reviewing at least annually the requirements of a “financial expert” under the applicable rules of the SEC and NYSE and determining which directors are “financial experts”
•Overseeing and reviewing on a periodic basis the continuing education program for directors and the orientation program for new directors
•Providing advice to the Board regarding director compensation and benefits
•Reviewing the Company’s stock ownership guidelines for directors, monitoring compliance with such guidelines, and recommending changes to the Board
•Reviewing Medtronic’s corporate political contributions and philanthropic activities, including charitable contributions
•Reviewing the Company’s actions and governance policies in furtherance of its corporate social responsibility, including considering the sustainability and impact of the Company’s business operations on employees, citizens, communities and the environment
(1)     Mr. Groetelaars was appointed a member the Nominating and Corporate Governance Committee, effective August 22, 2025.
Quality Committee

Kevin E. Lofton (Chair) Andrea J. Goldsmith, Ph. D. (1) Joon S. Lee, M.D. Kendall J. Powell
Responsibilities:
•Overseeing assessment and making recommendations to the Board regarding the Company’s overall quality strategies and systems to monitor and control product quality, reliability and patient safety, the Company’s commitment to quality and quality systems assessments conducted by the Company and external regulators, the Company’s actions to address material patient safety and product quality issues and field actions, and the Company’s product technology and cybersecurity strategies, systems, and controls to ensure reliability and prevent unauthorized access
•Meeting periodically with the Chief Quality Officer and Chief Science, Medical and Regulatory Officer in separate executive sessions to independently assess the Company’s progress in ensuring safety and quality of its products and services
•Overseeing risk management in the area of human and animal studies, including the periodic review of policies and procedures related to the conduct of such studies
•Staying informed of major regulatory changes both domestically and internationally to ensure the Company is poised to meet new standards
(1)    Dr. Goldsmith is not standing for reelection as director and will no longer be a member of Quality Committee upon her retirement from the Board, effective as of the 2025 Annual General Meeting.

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Operations Committee

Geoffrey S. Martha (Chair) Scott C. Donnelly Lidia L. Fonseca Randall J. Hogan III William R. Jellison
Responsibilities:
•Review management’s recommendations on opportunities to increase operational efficiency in pursuit of defined gross margin and operating margin improvement goals, including but not limited to manufacturing and supply chain optimization, pricing initiatives, and selling, general and administrative expenses management

Director Independence

Under the NYSE Corporate Governance Standards, to be considered independent the Board must affirmatively determine that the director has no material relationship with Medtronic, other than as a director. The Board of Directors has determined that the following directors (all of the non-management directors) are independent under the NYSE Corporate Governance Standards: Messrs. Arnold, Donnelly, Groetelaars, Hogan, Jellison, Lewis, Lofton and Powell, Drs. Goldsmith, Lee and Nabel, and Ms. Fonseca. In making this determination, the Board considered any current or proposed relationships that could interfere with a director’s ability to exercise independent judgment, including those identified in the NYSE standards on independence. These standards identify certain types of relationships that do not, by themselves, preclude the directors from being independent. The types of relationships and the directors who have had such relationships include being a current employee, or having an immediate family member who is an executive officer, of an entity that has made or is expected to make immaterial payments to, or that has received or is expected to receive immaterial payments from, Medtronic for property or services, and each such relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship (Messrs. Arnold and Lewis, Dr. Lee, and Ms. Fonseca). All of the relationships of the types referenced above were entered into, and payments were made or received, by Medtronic in the ordinary course of business and on competitive terms, and no director participated in negotiations regarding, nor approved, any such purchases or sales. Aggregate payments to or transactions with the relevant organizations did not exceed the greater of $1,000,000 or 2% of that organization’s consolidated gross revenues for any of that organization’s last three fiscal years. The Board reviewed the transactions with each of these organizations and determined that the directors had no role with respect to the Company’s decision to make any of the purchases or sales or to engage in the relationship, and that the nature and amount of payments involved in the transactions would not influence the relevant director’s objectivity in the boardroom or have a meaningful impact on such director’s ability to satisfy fiduciary obligations on behalf of the Company’s shareholders.
In the course of fulfilling its duties, the Board of Directors also considered situations in which the director had a further removed relationship with the relevant third party, such as being a director or trustee (rather than an employee or executive officer), of an organization that engages in a business relationship with Medtronic or receives discretionary charitable contributions from Medtronic or its affiliates. The Board determined that no such further removed relationships impact the independence of its directors.
Related Party Transactions and Other Matters

The Board of Directors of Medtronic has adopted written related party transaction policies and procedures. The policies require that all “interested transactions” (as defined below) between the Company or any of its subsidiaries and a “related party” (as defined below) are subject to approval or ratification by the Nominating and Corporate Governance Committee. In determining whether to approve or ratify such transactions, the Nominating and Corporate Governance Committee will consider, among other factors it deems appropriate, whether the interested transaction is on the same terms as are generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and any other information regarding the interested transaction or the related party that would be material to investors in light of the circumstances. An interested transaction may be approved only if it is determined in good faith that, under all of the circumstances, the interested transaction is in the best interests of the Company and its shareholders. In addition, the Nominating and Corporate Governance Committee has reviewed certain categories of interested transactions and deemed them to be pre-approved or ratified. Finally, the policies provide that no director shall participate in any discussion or vote regarding an interested transaction for which he or she is a related party, except that the director shall provide all relevant information concerning the interested transaction to the Nominating and Corporate Governance Committee.
Under the policies, an “interested transaction” is defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or any guarantee of indebtedness) in which:
•the aggregate amount involved will or may be expected to exceed $120,000 in any twelve-month period;
•Medtronic or a subsidiary is a participant; and
•any related party has or will have a direct or indirect interest (other than solely as a result of being a director and/or a less than ten percent beneficial owner of another entity).
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An “interested transaction” includes a material amendment or modification to an existing interested transaction.
A “related party” is defined as any:
•person who is or was (since the beginning of the last fiscal year for which Medtronic has filed a Form 10-K and proxy statement) an executive officer, director or nominee for election as a director of Medtronic (even if they do not presently serve in that role);
•greater than five percent beneficial owner of Medtronic’s ordinary shares; or
•immediate family member of any of the foregoing, as such terms are interpreted under Item 404 of Regulation S-K.
During fiscal year 2025, Sarah Powell, a daughter of director Kendall J. Powell, was employed by Medtronic as a Global Senior Product Program Manager. The aggregate value of the compensation paid to Ms. Powell during fiscal year 2025 was approximately $213,873, which included salary and bonus compensation. In addition, Ms. Powell received the standard benefits provided to other non-executive Medtronic employees for her services during fiscal year 2025. Ms. Powell is not an executive officer of, and does not have a key strategic role within, Medtronic.
Complaint Procedure; Communications with Directors

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. A 24-hour, toll-free confidential compliance line is available for the submission of concerns regarding accounting, internal controls or auditing matters.
The Company’s Lead Independent Director may be contacted via e-mail at leaddirector@medtronic.com. Interested parties may also communicate with the independent directors via e-mail at independentdirectors@medtronic.com. Communications received from interested parties may be forwarded directly to Board members as part of the materials sent before the next regularly scheduled Board meeting, although the Board has authorized management, in its discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening or otherwise inappropriate. Advertisements, solicitations for periodical or other subscriptions and other similar communications generally will not be forwarded to the directors.
Codes of Conduct

All Medtronic employees, including its Chief Executive Officer and other senior executives, are required to comply with a Code of Conduct to help ensure that the Company’s business is conducted in accordance with the highest standards of ethical behavior. The Code of Conduct covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to the Company’s business. Employees are required to bring any violations and suspected violations of the Code of Conduct to the attention of Medtronic through management or legal counsel or by using Medtronic’s confidential compliance line. In addition, the Code of Ethics for Senior Financial Officers provides specific policies applicable to the Chief Executive Officer, Chief Financial Officer, Treasurer and Controller and to other senior financial officers designated from time to time by the Chief Executive Officer.
These policies relate to internal controls, the public disclosures of Medtronic violations of the securities or other laws, rules or regulations, and conflicts of interest. The members of the Board of Directors are subject to a Code of Business Conduct and Ethics relating to director responsibilities, conflicts of interest, strict adherence to applicable laws and regulations, and promotion of ethical behavior.
The Company’s codes of conduct are published on our website, at www.medtronic.com/us-en/about/corporate-governance/overview/principles-ethics.html, and are available in print to any shareholder who requests them. The Company intends to disclose future amendments to, or waivers for directors and executive officers of, the codes of conduct on its website promptly following the date of such amendment or waiver, to the extent required by applicable rules and regulations.
Securities Trading Policy

In addition to our Code of Conduct, Medtronic maintains a Global Insider Trading Policy, which governs the purchase, sale, and/or other dispositions of Company securities by directors, officers and employees. This policy is intended to promote compliance with applicable insider trading laws, rules and regulations. A copy of our Global Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended April 25, 2025. It also is the Company’s policy to abide by applicable federal securities regulations and NYSE listing standards when engaging in any corporate repurchase or sale of Company securities.

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Director Compensation

The Nominating and Corporate Governance Committee periodically reviews our non-employee director compensation program and makes recommendations for adjustments, as appropriate, to the Board. In fiscal year 2025, no changes were recommended or made to the director compensation program.
The principal features of the compensation received by the Company’s non-employee directors for fiscal year 2025 are described below.
Non-employee Directors are eligible for the following compensation:
•Annual Cash Retainer – Non-employee directors are entitled to receive an annual cash retainer for their service on the Board. Committee chairs and the Lead Independent Director are entitled to a supplemental annual cash stipend, and non-chair Audit Committee members are entitled to an additional cash stipend. Directors who are also Medtronic employees receive no fees for their services as directors. The Company’s objective in using annual cash retainers and stipends is to recognize the stewardship role of non-employee directors with respect to the Company’s success and the increasing demands and responsibilities of our non-employee directors. The annual cash retainer and stipend fees are paid according to the following schedule:

Director Compensation

Annual Cash Retainer	$175,000
Committee Chair Stipends:
Audit	$25,000
Compensation	$20,000
Nominating and Corporate Governance	$20,000
Finance and Financial Risk	$20,000
Quality	$20,000
Science and Technology	$20,000
Lead Independent Director Stipend	$40,000
Member Audit Committee	$15,000
•Annual Stock Awards – Each non-employee director receives an annual restricted stock unit award equal in value to $175,000 (rounded up to the nearest whole share), which vests as described in the Stock Awards section below. The Company uses full-value awards and a fixed dollar value for setting equity levels to compensate its non-employee directors in a manner that is consistent with majority practice and that is competitive with the Company’s peers. The Company believes that the annual equity grant to its non-employee directors, in combination with its stock ownership guidelines (described in the Stock Holdings section below), further aligns the interests of its non-employee directors with the interests of the Company’s shareholders.
The Director Compensation table reflects all compensation awarded to, earned by, or paid to the Company’s non-employee directors for fiscal year 2025 service as a director. No additional compensation was provided to Mr. Martha for his service as a director on the Board.

Non-Employee Director	Fees Earned or Paid in Cash	Stock Awards	Total

Craig Arnold	$235,000	$175,055	$410,055
Scott C. Donnelly	$190,000	$175,055	$365,055
Lidia L. Fonseca	$175,000	$175,055	$350,055
Andrea J. Goldsmith, Ph.D. (1)	$195,000	$175,055	$370,055
Randall J. Hogan, III	$210,000	$175,055	$385,055
Gregory P. Lewis	$195,220	$175,055	$370,275
Kevin E. Lofton	$195,000	$175,055	$370,055
Elizabeth G. Nabel, M.D.	$195,000	$175,055	$370,055
Denise M. O’Leary (2)	$95,604	$83,684	$179,288
Kendall J. Powell	$175,000	$175,055	$350,055
(1)Dr. Goldsmith is not standing for reelection as director and will retire from the Board, effective as of the 2025 Annual General Meeting.
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(2)Ms. O’Leary was not nominated for reelection at the 2024 Annual General Meeting, and therefore her fiscal year 2025 fees paid in cash and restricted stock unit award were pro-rated to cover the actual number of days she served as a director during fiscal year 2025 prior to her departure.

Fees Earned or Paid in Cash

The fees earned or paid in the cash column represent the amount of the annual retainer and annual cash stipend for Board and committee service. The annual cash retainer, annual cash stipend and special committee fees are paid in two installments — in the middle and at the end of a fiscal year. The annual cash retainer and annual cash stipend are reduced by 25% if a non-employee director does not attend at least 75% of the total meetings of the Board and Board committees on which such director served during the relevant year. The table on page 21 of this proxy statement under the section entitled “Committees of the Board and Meetings” shows the committees on which the individual directors serve.

Stock Awards

Amounts reported in the stock awards column represent the grant date fair value, computed in accordance with FASB ASC Topic 718, of our annual grant of restricted stock units. Directors are annually granted restricted stock units on the first day of the fiscal year in an amount equal to $175,000 divided by the fair market value of a Medtronic ordinary share on the date of grant, rounded up to the nearest whole share. Grants are made on a pro rata basis for participants who are directors for less than the entire preceding fiscal year and are reduced by 25% for any directors who failed to attend at least 75% of the applicable meetings during such fiscal year. The restricted stock units vest on the one-year anniversary of the grant date. Dividends paid on Medtronic ordinary shares are credited to a director’s restricted stock unit account in the form of additional units, subject to the same vesting and forfeiture conditions as the director’s underlying restricted stock unit award.

Restricted and Deferred Stock Unit Holdings

Non-employee directors held the following outstanding restricted stock units and deferred stock units as of April 25, 2025:

Non-Employee Director	Restricted Stock Units	Deferred Stock Units (1)

Craig Arnold	2,240	—
Scott C. Donnelly	2,240	2,556
Lidia L. Fonseca	2,240
Andrea J. Goldsmith, Ph.D. (2)	2,240	—
Randall J. Hogan, III	2,240	—
Gregory P. Lewis	1,884
Kevin E. Lofton	2,240	—
Elizabeth G. Nabel, M.D.	2,240	—
Kendall J. Powell	2,240	25,227
(1)Prior to the Covidien acquisition in January 2015, directors were granted deferred stock units rather than restricted stock units. The balance in a director’s deferred stock unit account will be distributed to the director in the form of Medtronic ordinary shares upon resignation or retirement from the Board in a single distribution or, at the director’s option, in five equal annual distributions.
(2)Dr. Goldsmith is not standing for reelection as director and will retire from the Board, effective as of the 2025 Annual General Meeting.

Director Stock Ownership and Retention Guidelines

To align directors’ interests more closely with those of shareholders, the Nominating and Corporate Governance Committee approved the Medtronic plc Stock Ownership and Retention Guidelines pursuant to which non-employee directors are expected to own stock of Medtronic in an amount equal to five times the annual Board retainer. Until the ownership guideline is met, the directors must retain 75% of after-tax Medtronic shares received through settlement of equity compensation awards. Once the guideline is met, the directors must retain 75% of after-tax shares for one year following grant of equity compensation awards. For share issuances, net gain shares are those remaining after payment of income taxes. Shares retained may be sold on the later of one year after grant or when the ownership guidelines are met. In the case of retirement or termination, shares may be sold after the shorter of the remaining retention period or one year following retirement or termination, as applicable. As of May 1, 2025, all directors were in compliance with the stock ownership and retention policy; however, due to their tenures as directors, Dr. Lee, Messrs. Lewis and Lofton, and Ms. Fonseca are expected to make progress toward the required ownership guidelines over time.
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Deferrals

Prior to the Covidien acquisition in January 2015, directors were able to defer all or a portion of their cash compensation through participation in the Medtronic Capital Accumulation Plan Deferral Program. This was a nonqualified plan designed to allow participants to defer a portion of their pre-tax compensation, and to earn returns or incur losses on those deferred amounts based upon allocation of their balances to one or more investment alternatives, which were the same investment alternatives that Medtronic offers its employees through its 401(k) Plan. Director contributions in the deferred compensation program were discontinued effective as of the close of the Covidien acquisition in January 2015.
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Share Ownership Information
Significant Shareholders

The following table shows information concerning each person who is known by the Company to beneficially own more than 5% of the Company’s ordinary shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Ordinary Shares	Of Shares Beneficially Owned, Amount that May Be Acquired Within 60 Days	Percent of Class

The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355(1)	124,637,584	N/A	9.72
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055(2)	120,775,474	N/A	9.41
(1)The information for security ownership of this beneficial owner is based on a Schedule 13F filed by The Vanguard Group, reporting for the quarter ended June 30, 2025. On June 30, 2025, Vanguard, together with its affiliates, held indirect voting power over ordinary shares. Based upon shares outstanding as of August 14, 2025, the shareholder beneficially owns approximately 9.72% of our shares outstanding.
(2)The information for security ownership of this beneficial owner is based on a Schedule 13F filed by BlackRock, Inc., reporting for the quarter ended June 30, 2025. On June 30, 2025, BlackRock, Inc., together with its affiliates, held indirect voting power over ordinary shares. Based upon shares outstanding as of August 14, 2025, the shareholder beneficially owns approximately 9.41% of our shares outstanding.
Beneficial Ownership of Directors and Management

The following table shows information as of August 14, 2025, concerning beneficial ownership of Medtronic’s ordinary shares by Medtronic’s directors, named executive officers identified in the Summary Compensation Table under “Executive Compensation,” and all directors and current executive officers as a group, and lists only individuals serving in such a role as of August 14, 2025.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Ordinary Shares (1)	Of Shares Beneficially Owned, Amount that May Be Acquired Within 60 Days

Craig Arnold	40,236	2,100
Scott C. Donnelly	21,709	4,676
Lidia L. Fonseca	5,722	2,100
Andrea J. Goldsmith, Ph.D. (2)	10,268	2,100
John P. Groetelaars (3)	—	—
Randall J. Hogan, III	47,048	2,100
William R. Jellison (3)	—	—
Joon S. Lee, M.D. (3)	—	—
Gregory P. Lewis	3,803	2,100
Kevin E. Lofton	8,191	2,100
Geoffrey S. Martha	1,900,322	1,767,234
Elizabeth G. Nabel, M.D.	17,635	2,100
Thierry Piéton (4)	7,393	7,393
Kendall J. Powell	48,842	27,526
Gregory L. Smith	186,131	153,635
Brett A. Wall	548,607	528,153
Directors and executive officers as a group (18 persons) (5)	3,216,239	2,831,273
(1)Amounts include the shares shown in the last column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire shares within 60 days of August 14, 2025. Amounts do not include stock options, restricted stock units and performance share units granted but not yet vested nor exercisable within 60 days of August 14, 2025.
(2)Dr. Goldsmith is not standing for reelection as director and will retire from the Board, effective as of the 2025 Annual General Meeting.
(3)Dr. Lee joined the Board effective June 18, 2025. Messrs. Groetelaars and Jellison joined the Board effective August 19, 2025.
(4)Mr. Piéton joined the Company and was appointed Executive Vice President and Chief Financial Officer effective March 3, 2025.
(5)As of August 14, 2025, no director or executive officer beneficially owns more than 1% of the shares outstanding. Medtronic’s directors and executive officers as a group beneficially own approximately 0.26% of the shares outstanding. This total includes Directors and current executive officers serving as of August 14, 2025.
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Compensation Discussion and Analysis

The following executive compensation discussion and analysis describes the principles underlying our executive compensation policies and decisions as well as the material elements of compensation for our named executive officers. Medtronic’s named executive officers for fiscal year 2025 were:

•Geoffrey S. Martha, Chairman and Chief Executive Officer
•Thierry Piéton, Executive Vice President and Chief Financial Officer
•Sean M. Salmon, Former Executive Vice President, President Cardiovascular Portfolio
•Brett A. Wall, Executive Vice President, President Neuroscience Portfolio
•Gregory L. Smith, Executive Vice President, Enterprise Operations
•Gary L. Corona, Former SVP Corporate Finance, (Former Interim Chief Financial Officer)
•Karen L. Parkhill, Former Executive Vice President and Chief Financial Officer

Thierry Piéton was hired on March 3, 2025 and replaced Karen L. Parkhill who resigned from the Company effective August 2, 2024.
Gary L. Corona served as Interim Chief Financial Officer from August 3, 2024 through March 2, 2025, and resigned from the Company effective March 28, 2025. For purposes of this Compensation Discussion and Analysis and the related disclosures that follow, unless otherwise noted, the term “NEOs” refers to all NEOs other than Messrs. Piéton and Corona or Ms. Parkhill. See the discussion below under the heading “Executive Officer Transitions.”

After the close of the fiscal year, on May 21, 2025 it was announced Sean M. Salmon will leave the Company effective September 2, 2025. Harry S. Kiil has been appointed Executive Vice President, President Cardiovascular Portfolio as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 21, 2025.

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Executive Summary

EXECUTIVE COMPENSATION PHILOSOPHY
The Company’s compensation programs align the interests of all our executives, including NEOs, with those of shareholders as well as employees. Medtronic’s programs are market-competitive to ensure we attract, retain, and engage highly talented executives with compensation packages established pursuant to the following principles:

Market-Competitive
We benchmark and assess our program annually to ensure market-competitive target total direct compensation consisting of base salary, target annual cash incentive and long-term incentives. The benchmarking process ensures that each element of target total direct compensation is within a market competitive range.

Shareholder Value Alignment
We align incentive programs with shareholder value creation by using annual and three-year performance measures that drive shareholder value. Incentive goals come directly from our Board-approved annual operating plan and our Board-approved long-term strategic plan.

Pay for Performance
We emphasize pay for performance by making at least 75% of target total direct compensation payable to each NEO contingent on the attainment of annual and long-term Company performance goals. The commitment to pay for performance provides actual compensation outcomes with varying levels of competitiveness that align with our absolute and relative performance results.

Focus on Quality
To optimize the influences of Quality, it is the component of our team scorecard that directly impacts payouts of our annual incentive plan. The quality goals can only reduce a payout. Quality aligns to the Medtronic Mission “To strive without reserve for the greatest possible reliability and quality in our products.”

PAY FOR PERFORMANCE
Fiscal Year 2025 Financial Performance Summary
In fiscal year 2025, the underlying fundamentals of the Company were strong, and getting stronger. The Company accelerated its direction of travel to higher, profitable growth. FY25 revenue of $33.5 billion increased 3.6% as reported or 4.9% on an organic basis. This was at the upper end of the organic revenue guidance the Company provided at the start of the year. The Company delivered durable mid-single digit revenue growth with leveraged operating profit and EPS growth. Medtronic advanced its product and clinical evidence pipeline, receiving approximately 130 regulatory approvals in key geographies, including the US, EU, Japan, and China. These approvals are expected to contribute to the company’s durable, mid-single digit organic revenue growth over the long-term.

In line with its commitments, the Company’s FY25 operating margin and diluted earnings per share both increased. FY25 GAAP diluted EPS of $3.61 increased 31%, while non-GAAP diluted EPS of $5.49 also increased 6%. Included in FY25 non-GAAP diluted EPS was a -22 cent impact from foreign currency translation. FY25 non-GAAP diluted EPS increased 10% on a constant currency basis. FY25 cash flow from operations of $7.0 billion increased 4%, while FY25 free cash flow of $5.2 billion was unchanged, representing free cash flow conversion from non-GAAP net earnings of 73%. On its non-financial metrics, Medtronic exceeded its Quality metrics in FY25.

Medtronic stock price was $79.74 at the start of FY25 and closed the fiscal year at $84.16. Including the benefit of dividends, the total return of Medtronic stock over FY24 was 9.1%, compared to 8.3% total return of the S&P 500 and 8.9% total return of the S&P 500 Health Care Equipment Index. Over a 3-year and 5-year period, the total return of Medtronic stock is -15% and -2%, respectively. As noted below, relative stock price performance impacted the actual compensation relative to the target compensation in the long-term incentive plan.

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Short- and Long-Term Incentive Payouts

MIP 93%
These results are linked directly to short- and long-term incentives resulting in a 93% payout of the overall Medtronic annual incentive funding pool, and a 73.34% payout to our Performance Share Units. NEO actual total direct compensation was approximately 80% of the target opportunity.

PSU 73.34%

•The values shown for target equity compensation (PSU, RSU, Stock Options) reflects the aggregate grant date fair value of each NEO’s equity awards granted in fiscal year 2025, determined in accordance with FASB ASC Topic 718; Compensation – Stock Compensation (consistent with the Summary Compensation Table).
•The value for MIP (annual incentive plan - paid in cash) represents the payout target for achieving 100% of target detailed later in the Fiscal Year 2025 Annual Medtronic Incentive Plan Payout Results section.
•Actual compensation reflects 93% FY25 MIP payout based upon financial, team and individual performance and the market value of stock options, time-based RSUs and target performance share units based on the year end (April 25, 2025) stock price of $84.16.
As the graphic above illustrates, our pay for performance alignment meets our compensation philosophy. Specifically, the FY25 financial performance was below our target expectations. As a result, our payouts were below the target compensation established at the beginning of the fiscal year. Our long-term incentive vehicles are completely denominated in equity and the realizable pay fluctuates with both our financial performance and stock price. For example, the stock option grant is above water ($80.00 grant price compared to $84.16 fiscal year end price). The committee believes that the design and implementation of our executive compensation program drives pay for performance aligned with shareholder value creation.
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As further evidence of our pay for performance orientation, realizable compensation for our Chairman & CEO is reasonably positioned relative to our Comparison Group in the context of relative performance. Specifically, three-year realizable compensation is positioned at the 33rd percentile of the Comparison Group, and three-year performance is positioned at the 34, 48 and 26 percentiles for total shareholder return, revenue growth, and EPS growth, respectively.
The following chart presents a comparison of Medtronic’s CEO’s realizable compensation and Company performance for the last three completed fiscal years relative to the Comparison Group. As mentioned in the compensation philosophy section highlighted earlier, this displays that we provide competitive compensation that is heavily performance-based and ultimately shareholder aligned.

Notes:
Realizable compensation represents the sum of actual base salaries paid, actual annual incentives earned, the market value of stock options, market value of restricted stock and projected value of long-term performance awards as of April 25, 2025.

Total shareholder return consists of three-year stock price appreciation and dividend reinvestment.

All financial performance amounts for Medtronic and the comparison companies are based on GAAP as reported amounts as of the last completed fiscal year-end.

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CONSIDERATION OF “SAY-ON-PAY” VOTING RESULTS AND OTHER SHAREHOLDER FEEDBACK

At our 2024 annual general meeting, shareholders again showed strong support for our executive compensation programs with 92.93% of the votes cast approving our executive compensation.
The Compensation and Talent Committee reviewed shareholder and other stakeholder feedback, along with the results of the shareholder “say-on-pay” vote in making compensation decisions during fiscal year 2025. Efforts to gather stakeholder feedback included periodic outreach to our largest shareholders. Based on this feedback and the 92.93% say-on-pay approval by shareholders in 2024, the Compensation and Talent Committee concluded that shareholders generally support Medtronic’s compensation philosophy. The Compensation and Talent Committee will continue to gather and consider shareholder feedback in future compensation decisions.
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Process

ROLE AND RESPONSIBILITIES
Compensation and Talent Committee
The Compensation and Talent Committee establishes our compensation philosophy, program design and administration rules, and is the decision-making body on all compensation matters related to our NEOs. The Compensation and Talent Committee solicits input from an independent outside compensation consultant and relies on the consultant’s advice. For more information on the Compensation and Talent Committee, its members and its duties as identified in its charter, please refer to the section entitled “Committees of the Board and Meetings — Compensation and Talent Committee” beginning on page 23 of this proxy statement.
Independent Compensation Consultant
The Compensation and Talent Committee has engaged Semler Brossy, an independent compensation consulting firm (the “Independent Consultant”), to advise the Compensation and Talent Committee on all matters related to executive officer compensation. Specifically, the Independent Consultant conducts an annual competitive market analysis of total compensation for NEOs, provides relevant market data, updates the Compensation and Talent Committee on compensation trends and regulatory developments, and counsels the Compensation and Talent Committee on program designs and specific compensation decisions related to our CEO and other executives. The work listed above and review of Board of Director compensation is the only work completed by the Independent Consultant for Medtronic and the services of that firm are at the discretion and direction of the Compensation and Talent Committee.

Consistent with the NYSE listing standards, the Compensation and Talent Committee reviews and confirms the independence of its outside consultants on an annual basis. In connection with this process, the Compensation and Talent Committee has reviewed, among other items, a letter from Semler Brossy addressing its independence and the members of the consulting team serving the Compensation and Talent Committee, including the following factors: (i) other services provided to us by Semler Brossy, (ii) fees paid by us as a percentage of Semler Brossy’s total revenue, (iii) policies or procedures of Semler Brossy that are designed to prevent conflicts of interest, (iv) any business or personal relationships between the senior advisor of the consulting team and a member of the Compensation and Talent Committee, (v) any Company stock owned by the senior advisor or any member of that individual’s immediate family, and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation and Talent Committee discussed these considerations and concluded that the work performed by Semler Brossy and its senior advisor involved in the engagement did not raise any conflict of interest.
Chief Executive Officer
In making compensation decisions for executive officers reporting to the CEO, the Compensation and Talent Committee solicits the views of our CEO and the Independent Consultant. The Compensation and Talent Committee conducts executive sessions without the CEO present. The CEO does not make recommendations to the Compensation and Talent Committee about his own compensation.
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GOVERNANCE
The Committee leverages best-in-class governance practices to design and administer Medtronic’s executive compensation programs. In particular, the table below notes the features that are incorporated into our programs:

Summary of Key Compensation Practices
What We Do	✓	Pay and shareholder performance alignment
	✓	Responsible use of shares under our long-term incentive program
	✓	Multiple performance metrics under our short-and long-term performance-based plans discourage short-term risk-taking at the expense of long-term results
	✓	Targets for performance metrics aligned to financial goals communicated to shareholders
	✓	Payout caps on MIP and LTIP to mitigate unnecessary risk-taking
	✓	Limited perquisites
	✓	Double-trigger change of control vesting of compensation and benefits, including equity
	✓	Clawback policy that applies to annual incentive, long-term incentives and equity compensation
	✓	Competitive stock ownership guidelines and holding periods on portions of after-tax shares until guidelines are met
	✓	Engagement of an independent compensation consultant
What We Do Not Do	☒	No defined benefit supplemental executive retirement plans or special healthcare coverage for NEOs
	☒	No “single-trigger” vesting of equity awards in event of a change of control
	☒	No dividends or dividend equivalents on unearned equity compensation
	☒	No excessive severance benefits
	☒	No hedging and pledging of Company stock permitted for executives
	☒	No “golden parachute” excise tax gross ups
	☒	No backdating or repricing of stock option awards
	☒	No multi-year compensation guarantees

USE OF MARKET COMPETITIVE COMPENSATION DATA
The Compensation and Talent Committee considers relevant market pay practices when establishing executive compensation program and pay levels, including base salary and annual and long-term incentives. To facilitate our ability to benchmark competitive compensation levels and practices, the Compensation and Talent Committee established a Compensation Comparison Group. The Compensation and Talent Committee selected the companies that constitute the Compensation Comparison Group after discussion with its Independent Consultant. The Compensation Comparison Group is selected using Compensation and Talent Committee approved criteria designed to identify companies with whom we are most likely to compete for talent. The criteria the Committee considers include items such as:
•Size (measured by revenue, market capitalization, enterprise value and other measures)
•Complexity and global footprint
•Companies that represent Medical Device, Life Sciences, Technology and Industrials
The Compensation and Talent Committee uses data from the Compensation Comparison Group to establish a competitive market range within which pay is positioned to reflect experience and performance. Consistent with our pay-for-performance philosophy, we establish an award range for short-term and long-term incentives that generates above-market pay for above-market performance and below-market pay for below-market performance. In addition to the competitive market information, the Compensation and Talent Committee also reviews information about performance, potential, expertise, and experience for each NEO.
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The following table summarizes the selection criteria used by the Compensation and Talent Committee to select the Compensation Comparison Group.

Selection Criteria
Start with Standard & Poor’s 100 largest U.S. companies, the S&P 500 Healthcare Equipment and Supplies, and the S&P 500 Information Technology Indices

Limit to Several Relevant Global Industry Classification Standard Sectors

1. Health Care
2. Consumer Staples
3. Industrials
4. Information Technology

Consider the following criteria for selecting companies

1. Overall company size
2. Health care company
3. Data science and artificial intelligence
4. Global operations
5. Manufacturer
6. Government contractor
7. Geographic competitor
8. Proxy advisory peer companies

The Independent Consultant recommended no changes to the Compensation Comparison Group in fiscal year 2025. Summarized below is a comparison of the Company to the Compensation Comparison Group in various measures of financial and market size as of April 25, 2025.
Compensation Comparison Group Size Comparisons

24-Company Compensation Comparison Group
3M	GE Healthcare Technologies
Abbott Laboratories	Gilead Sciences
AbbVie	Honeywell
Amgen	IBM
Baxter	Intel
Becton, Dickinson, & Co.	Johnson & Johnson
Biogen	Merck & Co.
Boston Scientific	Pfizer
Bristol Myers Squibb	Qualcomm
Cisco Systems	Stryker
Danaher	Thermo Fisher
Eli Lilly & Co.	UnitedHealth Group
Fiscal Year 2026 Compensation Comparator Group Changes
In fiscal year 2025, the Committee, in consultation with the Independent Consultant approved modifications to the Compensation Comparison Group for fiscal year 2026. These changes ensure the Compensation Comparison Group remains reasonable and appropriate for go-forward benchmarking of market practices. Biogen and UnitedHealth Group were removed from the Compensation Comparison Group to better align the financial profile of the Compensation Comparator Group as a whole.

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Fiscal Year 2025 Compensation Program Design

 The overall design of our FY25 executive annual total rewards program is illustrated below:

	Component	Basic Design	Purpose
Fixed	Base Salary	•Fixed and recurring element of compensation ◦Calibrated with the Compensation Comparison Group market range	•Compensates for carrying out basic duties of the job •Recognizes individual experiences, skills, and sustained performance
	Benefits	•Market-competitive benefits and perquisites including health, retirement, allowances and other life events	•Provides same benefits available to Medtronic employees; nonqualified deferred compensation plan provides the same tax planning benefit to executives after adjusting for statutory limitations
Variable at Risk	Annual Incentive Plan
•Performance-based cash compensation opportunity using both financial and nonfinancial metrics
◦Financial metrics are revenue growth, non-GAAP diluted EPS, and free cash flow
◦Nonfinancial measure is Quality
•Encourage sustained performance improvements in key financial areas that drive total shareholder return and the key nonfinancial area that drives our strategy
PSU
•Performance-based equity compensation using both internal financial goals and relative total shareholder return
◦Revenue Growth 3-year simple average
◦Relative TSR versus the Comparison Group over a 3-year period (Relative TSR)
•ROIC modifier (downward only)
•Represents a significant portion of long-term incentives based on meeting key strategic financial goals that are aligned with shareholder experiences •Promotes long-term stock ownership in Medtronic
	Stock Options	•Vest 25% per year starting on the 1st anniversary of grant date	•Aligns pay with performance by linking value to stock price appreciation and shareholder value creation
	RSU	•Vest 100% on the 3rd anniversary of grant date	•Promotes long-term stock ownership in Medtronic •Encourages retention

The mix of total direct compensation for our NEOs is weighted 93% to 86% at risk with 83% to 72% allocated to long-term incentives, as illustrated below.

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Fiscal Year 2025 Compensation Decisions

FISCAL YEAR 2025 ANNUAL BASE SALARIES FOR NAMED EXECUTIVE OFFICERS
One of the principles of our compensation philosophy as outlined on page 33 is to provide a competitive base salary relative to our Comparison Group. As the Compensation and Talent Committee evaluates base salary decisions, it considers several factors such as competitive pay positioning, performance, expertise, experience, and internal equity. At the beginning of each fiscal year, the Independent Consultant presents to the Compensation and Talent Committee an analysis that identifies the market base salary ranges for the CEO and each NEO. Using this market data the Compensation and Talent Committee approves base salary changes for NEOs and recommends to the Board of Directors base salary changes for the CEO.
The table below shows the fiscal year 2025 base salaries for the CEO and each NEO.

Name	FY24 Salary (000s)	FY25 Salary (000s)	Merit % Increase

Geoffrey S. Martha	$1,350	$1,350	—%
Thierry Piéton (1)(2)	N/A	$850	—%
Sean M. Salmon	$867	$885	2.1%
Brett A. Wall	$750	$775	3.3%
Gregory L. Smith	$872	$895	2.6%
(1)No base salary is reflected for FY24 for Mr. Piéton as he was not employed by the company until FY25. The amount reported for FY25 represents his annualized base salary rate for his partial year of service.
(2)Mr. Piéton’s base salary reported is reflected in USD and was paid in Swiss Francs using the Corporate FX rate of $1USD = 0.89165 Swiss Franc.
FISCAL YEAR 2025 ANNUAL MEDTRONIC INCENTIVE PLAN
The Medtronic Incentive Plan provides an opportunity to earn an annual cash payout for performance relative to pre-established financial and nonfinancial objectives. The Compensation and Talent Committee sets individual target awards for each NEO, expressed as a percentage of base salary, based on several factors such as desired competitiveness, performance, expertise, experience, and internal equity. The following table highlights the target MIP percentage for each NEO. There were no changes to the MIP target percent of salary in FY25:

Name	FY24 MIP Target	FY25 MIP Target	% Increase/ (Decrease)

Geoffrey S. Martha	150%	150%	—%
Thierry Piéton (1)	N/A	110%	—%
Sean M. Salmon	100%	100%	—%
Brett A. Wall	100%	100%	—%
Gregory L. Smith	100%	100%	—%
(1)Mr. Piéton’s MIP payment was prorated to reflect his time employed during FY25.

Fiscal Year 2025 Annual Medtronic Incentive Plan Payout Results
The Committee uses the Board-approved annual operating plan to support tough but fair financial performance expectations and nonfinancial objectives key to our sustained long-term success. In fiscal year 2025, the Committee, in consultation with management and the Independent Consultant kept the construct of the plan substantially similar, as the prior year. However, beginning in fiscal year 2025 quality was a standalone modifier on the Team scorecard for senior executives including NEOs to optimize the influences of quality.
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Fiscal Year 2025 MIP Design

Medtronic Performance
The Committee was intentional with this design to focus on financial measures that shape shareholder value creation, and further strategic imperatives to fuel sustained performance over the long-term. The table below outlines the specific Medtronic performance measures, the respective weighting, the performance ranges, the rationale for including them in the MIP, and the actual results for FY25.

Measure	Rationale	Weight	Performance Minimum	Performance Target	Performance Maximum	Actual Result	Weighted Payout

Revenue Growth Over Prior Year (Organic)	Top line growth continues to be a key driver of shareholder value.	33%	(5.5)%	4.9%	10.2%	4.9%	33%
Diluted EPS Growth (Non-GAAP)	Earnings both from operating efficiency and financial management is a key driver of returns to shareholders.	33%	$4.73	$5.57	$6.13	$5.53	32%
Free Cash Flow (Non-GAAP) ($ in millions)	Free cash flow is a key driver of shareholder returns and captures items not included in non-GAAP net income such as litigation, tax payments and benefits not associated with balance sheet transactions – the Free Cash Flow may be adjusted to avoid payment timing-based windfalls for large items.	33%	$4,025	$5,750	$6,900	$5,185	28%
Total Payout as a % of Target							93%

Organic revenue, non-GAAP diluted EPS and Free Cash Flow are considered non-GAAP financial measures under applicable SEC rules and regulations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in Appendix A of this proxy statement. The Compensation and Talent Committee has pre-established adjustments for non-GAAP diluted EPS and free cash flow as allowed under Medtronic’s Annual Incentive Plan.
Team Performance Scorecard
In addition to financial performance, Medtronic also assessed nonfinancial performance focused on Quality. Quality emphasizes both compliance and quality. The quality performance component consists of metrics and receipt of a warning letter (material and immaterial) will trigger the quality modifier. Quality performance is assessed at the end of the performance period using a combination of quantitative and qualitative assessment. The Quality Committee reviews and certifies the Quality performance prior to the Compensation and Talent Committee approving these results. Medtronic achieved all Quality goals in FY25. Quality performance yielded a modifier of 100% of target. The table below illustrates the non-financial performance:
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Quality	FY25 Target	Category Weight	Result	Payout

Findings/Inspections (FDA 483)	<= 1.0	30.0%	0.45	30.0%
Findings/Inspections (MDSAP)	<= 0.02		0.00
On-Time FCA Execution	>= 90%	30.0%	93.0%	30.0%
Complaint (Open) Timeliness	>= 87%	30.0%	91.0%	30.0%
CAPA Action Phase Timeliness	>= 85%	10.0%	99.0%	10.0%
Total Quality Actual Performance				100.0%
Total Quality Component Adjusted (Warning Letter) (1)				N/A

Team Scorecard Result				100.0%
(1)Medtronic did not receive any Warning Letters in FY25.
Individual Performance Scorecard

The final component of the FY25 MIP for NEOs is individual performance based on an assessment of performance for each individual considering financial, strategic, and cultural objectives.

Name	Individual Performance	Modifier

Geoffrey S. Martha	Achieved revenue growth goal through advancing key innovation growth drivers (CAS, RDN, Neuromodulation). Continued to improve operating margin while maintaining the strong momentum around product quality and patient safety.	100.0%
Thierry Piéton (1)	Mr. Piéton joined the company on March 3, 2025 and is too new to rate.	100.0%
Sean M. Salmon	The Cardiovascular portfolio delivered solid revenue growth in FY25 above Medtronic’s overall 5% growth goal. This performance was driven by strong results in select operating units (Cardiac Rhythm Management and Cardiac Surgery). In addition future growth potential was supported through the pivotal reimbursement decision of our RDN offering.	100.0%
Brett A. Wall	The Neuroscience portfolio delivered revenue growth inline with expectations and Medtronic’s overall growth rate, which included improvements in market share in select operating units. Delivered stability in gross margins in FY25. Continued advancement of operational items in partnership with manufacturing and supply chain resources.	100.0%
Gregory L. Smith	Strengthened our foundation operationally by taking steps forward on our digitization journey and scaling MPS (Medtronic Performance System) to improve operational excellence. Continued to drive progress in transforming Medtronic’s supply chain and operations function.	100.0%

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Total FY25 Annual MIP Payout Results

Based on the financial, team, and individual performance results, the total MIP payouts by NEO are as follows:

Name	Medtronic Performance	X	Team Performance Scorecard	X	Individual Performance Scorecard	FY25 Total Performance	FY25 MIP Target	FY25 MIP Award

Geoffrey S. Martha	93.0%		100.0%		100.0%	93.0%	150.0%	$1,883,250
Thierry Piéton (1)	93.0%		100.0%		100.0%	93.0%	110.0%	$141,975
Sean M. Salmon	93.0%		100.0%		100.0%	93.0%	100.0%	$823,050
Brett A. Wall	93.0%		100.0%		100.0%	93.0%	100.0%	$720,750
Gregory L. Smith	93.0%		100.0%		100.0%	93.0%	100.0%	$832,350
(1)Mr. Piéton’s MIP payment is prorated to reflect his time employed during the FY25 MIP period.
As Ms. Parkhill and Mr. Corona’s employment with the Company ended prior to the end of the year and they did not meet the criteria to be considered retirement-eligible, Ms. Parkhill and Mr. Corona were not eligible to receive a FY25 MIP payout.

FISCAL YEAR 2025 LONG-TERM INCENTIVE PLAN (LTIP)

The Medtronic long-term incentive program explicitly links a significant portion of our NEO’s compensation to long-term stock price performance and uses financial goals that are aligned to shareholder value creation. The Compensation and Talent Committee sets individual target awards for each NEO based on several factors such as desired competitiveness, performance, expertise, experience, and internal equity. The following table highlights the FY25 target long-term incentive value for each NEO as compared to FY24:

Name	FY24 LTIP Target (000s)	FY25 LTIP Target (000s)	% Increase (1)

Geoffrey S. Martha	$15,000	$16,000	6.7%
Thierry Piéton (2)	N/A	$2,000	N/A
Sean M. Salmon (3)	$4,250	$4,250	—%
Brett A. Wall (3)	$4,250	$4,250	—%
Gregory L. Smith (3)	$4,000	$4,250	6.3%
(1)Medtronic increased individual target awards for the CEO and Mr. Smith to maintain alignment with our compensation positioning philosophy, which is to position pay at the median of our proxy peer group factoring in expertise and performance, as well as internal equity amongst peers.
(2)Medtronic compensated Mr. Piéton for the loss of certain compensation from a previous employer by providing a New Hire RSU award with a grant date value of $2.5 million.
(3)Messrs Salmon, Wall and Smith received a one-time uplift to their FY25 annual long term incentive awards in the amount of $1.5M to address overall competitiveness. The annual amount plus the one-time uplift are valued in the summary compensation table below, and are not included above. The one-time amount was granted with the same standard vehicle mix, plan terms and conditions of the annual long term incentive awards.

As noted in our compensation philosophy, the long-term incentive design is intended to be market competitive, performance-based, shareholder-aligned, and encourage long-term retention and stock ownership. Therefore, we have used a portfolio approach in the design of our long-term incentive program including performance share units (PSUs), stock options, and time-based restricted stock units (RSUs).

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Performance Share Units

Our Performance Share Unit plan is a 3-year incentive plan that is based on long-term measures of company performance and makes up 50% of the target LTIP value. The PSU plan has measures that are complementary to the annual MIP, are tied to longer term financial performance, encourage responsible use of capital and directly reflect total shareholder return performance. Additionally, we believe that measuring one-year revenue growth in the MIP and three-year revenue growth in the PSU plan appropriately balances flexibility in a dynamic market and durability over time. PSU goals are set at the beginning of the 3-year performance period. The specifics of the PSU plan are below:

Measure	Payout Range		Weight
3-Yr Average Revenue Growth (1)	0%-200%	X	50%		Target Award
Relative Total Shareholder Return (2)	0%-200%	X	50%	X
Return on Invested Capital (ROIC) Modifier (3)	30% Reduction	—	Modifier

(1)Organic Revenue Growth is the 3-year simple average, measured at constant currency, which excludes the impact of significant acquisitions, divestitures, and other significant discrete items.
(2)Total Shareholder Return (TSR) is the ending share price of a share of common stock, plus the value of reinvested dividends, divided by the beginning share price, with both beginning and ending share prices measured over a 30-day average. Relative TSR is measured against the S&P 500 Healthcare Equipment Index.
(3)ROIC is defined as net cash earnings plus interest expense net of tax, divided by invested capital for each year, averaged over the 3-year period. “Net cash earnings” is defined as non-GAAP earnings (adjusted to exclude the impact of non-recurring items) after the removal of the after-tax impact of amortization. “Invested capital” is defined as total equity plus interest-bearing liabilities less cash and cash equivalents for each year.

At the completion of the 3-year performance period, PSUs are earned based on the achievement of these goals and paid out in shares. For each performance measure, the share payout would be 0% if performance is below the minimum, 50% of target if performance is at threshold, 100% if performance is at target and 200% of target if performance is at or above the maximum performance level. Three-year revenue growth and relative TSR are independently assessed, and the payout results are added together. This sum is assessed relative to the ROIC modifier and reduced by 30% if the ROIC target is not achieved.
Dividend equivalents with respect to the PSUs are accrued over the performance period and are settled in additional shares based on actual performance.
Stock Options
Given our focus on growth, and the generation of long-term shareholder value, we believe that stock options are performance-based. This component constitutes 30% of the target LTIP value and is directly aligned to stock price appreciation and shareholder value creation. Stock options have value only when the market price exceeds the exercise price. All stock option grants have an
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exercise price that is equal to the market closing stock price on the date of grant. Stock options have a ten-year term and vest over four years in equal increments of 25% per year beginning one year after the date of grant.
Time-Based Restricted Stock Units (RSUs)
RSUs represent 20% of the target LTIP value and are intended to assist in retaining high performing executives and aligning executives’ compensation with shareholders through long-term stock ownership. The RSU grants cliff vest (100%) on the third anniversary of the grant date.
Fiscal Year 2023 — 2025 PSU Payout Results
At the end of the fiscal year, the Compensation and Talent Committee certified the results for the PSU performance period that began in FY23 and was completed at the end of FY25. The results were assessed relative to the following pay and performance ranges:

Metric	Weight	Performance Range

Revenue Growth	50.00%	0.00%	1.00%	2.00%	3.00%	4.00%	5.00%	6.00%	7.00%	8.00%	9.00%	10.00%
Relative TSR	50.00%	25P	30P	35P	40P	45P	50P	55P	60P	65P	70P	75P+

Payout (as a % of Target)		50%	60%	70%	80%	90%	100%	120%	140%	160%	180%	200%

Payments of awards for this PSU performance period were made during the second fiscal quarter of FY25. The following table shows the results for FY23–FY25 PSUs and the resulting total payout percentage:

Element	Revenue Growth	Relative TSR

Actual Result	4.07%	28P
PSU Target	5.00%	50P
Payout Level	90.67%	56.00%
Objective Weight	50.00%	50.00%
Weighted Payout Percent	45.34%	28.00%
PAYOUT PERCENT		73.34%
ROIC Modifier		No Modification
TOTAL PAYOUT PERCENT		73.34%

PERFORMANCE SHARE UNIT PAYMENTS

Name	FY23-FY25 Actual Performance	FY23-FY25 Target Shares	FY23-FY25 Shares Paid

Geoffrey S. Martha	73.34%	71,176	52,201
Thierry Piéton	N/A	N/A	N/A
Sean M. Salmon	73.34%	21,487	15,759
Brett A. Wall	73.34%	18,802	13,790
Gregory L. Smith	73.34%	13,967	10,244

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Executive Officer Transitions

Ms. Parkhill, EVP, Chief Financial Officer left the organization effective August 2, 2024 as announced June 26, 2024. Ms. Parkhill’s separation from Medtronic constitutes a termination without cause and she is not retirement eligible for treatment of long-term incentives. In addition, Ms. Parkhill received no severance benefits and did not receive an annual equity award based upon her departure.

Karen L. Parkhill	FY24	FY25	% Increase/ (Decrease)

Base Salary (000s)	$911	$911	—%
MIP Target	110%	110%	—%
LTIP Target (000s)	$5,500	N/A	—%

Mr. Corona, SVP, Corporate Finance served as Interim Chief Financial Officer for the period August 3, 2024 through March 2, 2025. He left the organization effective March 28, 2025. Mr. Corona’s separation from Medtronic constitutes a termination without cause and he is not retirement eligible for treatment of long-term incentives. In addition, Mr. Corona received no severance benefits.

During his time serving as Interim Chief Financial Officer Mr. Corona received a cash stipend in the amount of $25,000 per month, a special Restricted Stock Unit award granted on August 15, 2024 in the amount of $750,000 scheduled to vest 50% per year for two years after the date of grant, and a special Restricted Stock Unit award granted on January 21, 2025 in the amount of $1,000,000 scheduled to vest 100% on January 21, 2026. Both RSU awards were forfeited upon his termination on March 28, 2025.

Gary L. Corona	Annualized Interim CFO

Base Salary (000s)	$500
MIP Target	70%
LTIP Target (000s)	$1,000

Medtronic announced on January 21, 2025 the appointment of Thierry Piéton as Executive Vice President and Chief Financial Officer effective March 3, 2025. He serves on the Company’s Executive Committee and is responsible for leading Medtronic’s global finance organizations and key supporting functions including Corporate Development and Strategy. As highlighted in the tables above, Mr. Piéton’s annual compensation consists of an annual base salary of $850,000, a target MIP of 110% and target long term incentives for FY25 in the amount of $2,000,000. In addition Medtronic compensated Mr. Piéton for the loss of certain compensation from a previous employer by providing a $3,000,000 new hire cash award to be paid in three equal installments after 30 days, 1 year and 18 months of employment, and a new hire Restricted Stock Unit award with a grant date value of $2,500,000 vesting over three years at 1/3 per year starting one year after the date of grant.

Executive Compensation Governance Practices and Policies

STOCK OWNERSHIP AND RETENTION POLICY
Medtronic’s executive stock ownership and retention guidelines are meant to align management and shareholder incentives, at the highest levels of Medtronic’s organization. Those guidelines require the CEO to maintain ownership of stock equal to six times annual base salary and other NEOs to maintain stock ownership equal to three times annual base salary. Until the ownership guideline is met, the CEO must retain 75% of after-tax net gain shares received through settlement of equity compensation awards and other NEOs must retain 50% of such shares. For purposes of complying with the guidelines shares owned outright, legally or beneficially, by an officer or the officer’s immediate family members, after-tax unvested restricted stock units, and shares held in the tax-qualified and nonqualified retirement and deferred compensation plans count toward the guideline. For share issuances (restricted stock unit vesting), net gain shares are those shares remaining after payment of income taxes.
Compliance with our ownership and retention guidelines is measured at the beginning of the first fiscal month of a new fiscal year by the internal team at the Company responsible for handling executive compensation matters and the results of such measurement are reported to the Nominating and Corporate Governance Committee or Compensation and Talent Committee, as applicable, after the measurement. On each measurement date, compliance is measured using each executive officer’s base salary then in effect and the average closing price per share of the Company’s ordinary shares on the NYSE for the six calendar months preceding the measurement date. As of August 14, 2025, all NEOs are in compliance with the stock ownership and retention policy.
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HEDGING AND PLEDGING POLICY
Our insider trading policy prohibits our NEOs and directors (along with others) from engaging in short sales of Medtronic securities (including short sales against the box) or engaging in purchases or sales of puts, calls or other derivative securities based on Medtronic securities. The policy also prohibits our NEOs (along with others) from purchasing Medtronic securities on margin, borrowing against Medtronic securities held in a margin account or hedging or pledging Medtronic securities as collateral for a loan.
SALE AND TRANSFER OF AWARDS
All stock option, restricted stock, restricted stock unit, and performance-based restricted stock/restricted stock unit awards are granted under plans that specifically prohibit the sale, assignment and transfer of awards with limited exceptions such as the death of the award recipient. In addition, the Compensation and Talent Committee may allow an award holder to assign or transfer an award.
INCENTIVE COMPENSATION FORFEITURE (“CLAWBACK”)
The Company has an Incentive Compensation Forfeiture Policy, which is designed to recoup improper awards or gains paid to executive officers. Our current policy provides that if the Board determines that any executive officer has received an improper payment or gain, which is an incentive payment or grant mistakenly paid or awarded to the executive officer as a result of misconduct (as defined below), the executive officer must return the improper payment or gain to the extent it would not have been paid or awarded had the misconduct not occurred, including interest on any cash payments. “Misconduct” means any material violation of our Code of Conduct or other fraudulent or illegal activity for which an executive officer is personally responsible as determined by the Board.
In addition, we have adopted a policy for recovery of erroneously awarded compensation in the event of an accounting restatement, in accordance with Exchange Act Rule 10D-1 and NYSE Rule 303A.14.

EQUITY COMPENSATION FORFEITURE
The Company may require the return or forfeiture of cash and shares received or receivable in certain circumstances in which an employee has a termination of employment from the Company or any affiliate. The Company may exercise its ability to require forfeiture of awards if the employee receives or is entitled to receive delivery of shares or proceeds under an equity award program within six months prior to or 12 months following the date of termination of employment if the current or former employee engages in any of the following activities: (a) performing services for or on behalf of any competitor of, or competing with, the Company or any affiliate; (b) unauthorized disclosure of material proprietary information of the Company or any affiliate; (c) a violation of applicable business ethics policies or business policies of the Company or any affiliate; or (d) any other occurrence that is consistent with the intent noted in items a - c, as determined by the Compensation and Talent Committee.
EQUITY AWARD GRANTING PRACTICES
The Compensation and Talent Committee typically approves annual long-term incentive awards for NEOs each June at a regular meeting of the Compensation and Talent Committee (CEO awards are approved by the full Board of Directors). The awards are granted at the next regularly scheduled grant date. Medtronic typically grants equity on the first trading day of each quarter of the Fiscal Year.
New hire, promotion, retention, and other special or ad hoc awards for NEOs and other Section 16 Officers are approved by the Compensation and Talent Committee. The grants are typically effective on the next regularly scheduled grant date following Committee approval. Medtronic adheres to the following practices when granting equity awards:
•Stock options are granted with an exercise price equal to the market close stock price of Medtronic ordinary shares on the date of grant.
•We prohibit the repricing of stock options. This includes amending outstanding options to lower their exercise price, substituting new awards with a lower exercise price or executing a cash buyout.
•Prior to approving any equity awards, including stock options, our Compensation and Talent Committee may consider the possible impact of any material nonpublic information on the value of such equity awards; our Compensation and Talent Committee does not grant equity awards in anticipation of the release of material nonpublic information, and the Company does not time the release of material nonpublic information based on equity award grant dates.

During fiscal year 2025, none of our NEOs were awarded stock options with an effective grant date during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information (other than a current report on Form 8-K disclosing a material new option award grant under Item 5.02(e) of that form), and ending one business day after the filing or furnishing of such report.
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TAX AND ACCOUNTING IMPLICATIONS
The Company does not provide tax gross-ups for our executives except for certain benefit programs, such as relocation, that are part of company-wide policies available to all employees.

In evaluating compensation programs applicable to our NEOs (including the Company’s annual and long-term incentive plans), the Compensation and Talent Committee considers the potential impact on the Company of Section 162(m) of the Internal Revenue Code (Section 162(m)), which places a limit of $1 million per year on the amount of compensation paid to certain of our executive officers that is deductible by the Company for federal income tax purposes. The Tax Cuts and Jobs Act eliminated the performance-based exception to the $1 million deduction limit under Section 162(m). As a result, since fiscal year 2019, compensation paid to our NEOs in excess of $1 million is generally nondeductible, whether or not it is performance-based. The Compensation and Talent Committee will continue to maintain maximum flexibility in the design of our compensation programs. While the Compensation and Talent Committee generally considers the Section 162(m) limit when determining compensation, it continues to reserve the discretion to exceed the limitation on deductibility under Section 162(m) to ensure that our NEOs are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its shareholders. Furthermore, interpretations of and changes in the tax laws, and other factors beyond the Compensation and Talent Committee’s control, may also affect the deductibility of compensation.

The Compensation and Talent Committee also considers accounting treatment in the design of various forms of awards in determining the overall components of our compensation program, including forms of incentive equity under the long-term incentive plan.
COMPENSATION RISK ASSESSMENT
Compensation policies and practices are also designed to discourage inappropriate risk-taking. While you should refer to the section entitled “Corporate Governance — Board Role in Risk Oversight” beginning on page 19 of this proxy statement for a discussion of the Company’s general risk assessment of compensation policies and practices, mitigating factors with respect to our NEOs include the following:
•The NEOs are subject to stock ownership guidelines that require our CEO to maintain ownership of stock equal to six times annual base salary, and other NEOs to maintain ownership of stock equal to three times annual base salary. As of August 14, 2025, all NEOs are in compliance with the stock ownership and retention guidelines.
•Incentive plans are more heavily weighted toward long-term performance to reduce the incentive to impair the prospects for long-term performance in favor of maximizing performance in one year.
•Improper payments or gains from incentives and equity compensation are subject to clawback.
•Short-term and long-term incentive payments are capped to avoid potential windfalls.
•Short-term and long-term incentive performance targets are established at the beginning of each performance period and are not subject to change. Short and long-term incentive programs use different measures of performance. The financial measures for the short-term cash incentives focus on annual operating plan measures such as revenue growth, diluted EPS, and cash flow. Long-term incentives measure shareholder three-year revenue growth, total shareholder return, and ROIC relative to our long-term strategic expectations communicated to shareholders.
•The Compensation and Talent Committee retains discretionary authority to override any incentive plan’s formulaic outcome in the event of unforeseen circumstances. For example, controlling for large unplanned transactions that generate a plan windfall that is not aligned with annual operating income.
The Compensation and Talent Committee annually reviews an in-depth risk assessment of Medtronic’s sales and non-sales compensation programs. The assessment includes a review of fixed versus variable pay mix, incentive plan metrics, and payout formulas as well as governance and compliance mechanisms such as approval authorities and payment clawback policies. The review completed in March of fiscal year 2025 found that no compensation programs, policies, or practices were likely to have a material adverse impact on Medtronic.
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Other Benefits and Perquisites

Medtronic provides broad-based benefit plans to all of its employees, including the same programs for NEOs. All employees participate in the same health care plans, and we do not provide NEOs with any different or additional benefit plans except for a business allowance of $24,000 for U.S.-based NEOs and $40,000 for the CEO. Our business allowance policy is described in detail below.
AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS
At the time of hire we entered into offer letters with each of our NEOs. Each offer letter specifies the annual base salary for the executive, which may be modified at the discretion of the Compensation and Talent Committee. In addition, the offer letters specify that the executives are eligible to participate in the Medtronic Incentive Plan and the Company’s long-term incentive plan. Offer letters also reflect one-time compensation awards or adjustments, if any, generally provided in connection with an executive’s promotion, in order to align the executive’s compensation with market standards based on increased duties and responsibilities, or an executive’s hiring, in order to align our recruiting efforts with market practices, including providing awards on terms similar to awards the executive forfeited when leaving his or her former employer. Under the terms of the offer letters, each NEO is also eligible to participate in the welfare, retirement and other benefit plans, practices, policies and programs, as may be in effect from time to time, as described in more detail below.
TERMINATION/CHANGE OF CONTROL BENEFITS
As described in detail and quantified in the Potential Payments upon Termination or Change in Control section, our NEOs receive certain benefits upon their termination by the Company without “cause” or for select recent hires, upon their resignation for “good reason,” including such terminations following a change of control (COC) of the Company. Our Compensation and Talent Committee regularly reviews termination and COC benefits and continues to believe that the severance benefits in connection with certain terminations of employment constitute reasonable levels of protection for our executives that are aligned with shareholders.
Compensation in a COC situation is designed to protect the compensation already earned by executives and to ensure that they will be treated fairly in the event of a COC, and to help ensure the retention and dedicated attention of key executives critical to the ongoing operation of the Company. Our COC policy supports these principles. We believe shareholders will be best served if the interests of our executive officers are aligned with shareholders’ interests, and we believe providing COC benefits should motivate senior management to objectively evaluate potential mergers or transactions that may be in the best interests of shareholders. Our COC policy is discussed in more detail in the “Potential Payments Upon Termination or Change of Control” section of “Executive Compensation.” Our COC Policy requires a “double trigger” and applies only if a participant is involuntarily terminated without cause or the participant terminates employment for good reason within three years after a COC event. None of our policies or arrangements with NEOs provide for any “golden parachute” excise tax gross ups.
Our NEOs must also enter into the Company’s standard restrictive covenant agreement, including provisions such as non-competition, confidential information, and non-solicitation of the Company’s employees and customers, as well as an at-will employment attestation.
The 2021 Medtronic plc Long Term Incentive Plan generally prohibits single-trigger vesting on a “change of control” (as defined under the plan), unless the change in control results in the Company’s successor not assuming outstanding awards, which protects employees and supports an orderly transition of leadership.
UNITED STATES TAX-QUALIFIED RETIREMENT PLANS
Medtronic sponsors a number of United States tax-qualified retirement plans for its employees, including the NEOs. The Company maintains the Medtronic Retirement Plan for Certain Participants and Beneficiaries (“MRP for CPB”), which consists of two types of benefits – the Final Average Pay Pension (“FAPP”) benefit and the Personal Pension Account (“PPA”) benefit. Employees hired before May 1, 2005 could elect to receive the FAPP. Mr. Salmon participates in the FAPP component of the MRP for CPB.
Employees hired or rehired on or after May 1, 2005 but prior to January 1, 2016 are not eligible for the FAPP benefit as that particular benefit has been closed to new entrants but may elect either the PPA benefit under the MRP for CPB or the Personal Investment Account (“PIA”) feature under the 401(k) plan. Mr. Martha participates in the PIA. Under the PIA the company contributes 5% of eligible compensation each year.
Employees hired or rehired on or after January 1, 2016 are eligible for the Medtronic Core Contribution (“MCC”) feature in the 401(k) plan. The MCC is a defined contribution plan in which employees receive a contribution equal to 3% of eligible pay at the end of the fiscal year. Messrs. Smith and Wall participate in the MCC.
Additional details regarding the MRP for CPB, PIA, and 401(k) plan are provided starting on page 62 of this proxy statement.
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SUPPLEMENTAL RETIREMENT PLANS
The Company offers a Nonqualified Retirement Plan Supplement (“NRPS”) designed to provide all eligible employees, including the NEOs, with benefits that supplement those provided under our tax-qualified plans. The NRPS is designed to restore benefits lost under the PPA, PIA, FAPP or MCC due to covered compensation limits prescribed by the Internal Revenue Code. The NRPS also restores benefits for otherwise eligible compensation deferred into the Medtronic Capital Accumulation Plan Deferral Program (the “Capital Accumulation Plan”). The NRPS provides employees with no greater benefit than they would have received under the qualified plan in which they participate were it not for the covered compensation limits and deferrals into the Capital Accumulation Plan.
NONQUALIFIED DEFERRED COMPENSATION PLAN

The Company provides all employees at the vice president level or above, including our NEOs, and other highly compensated employees with a market-competitive nonqualified deferred compensation plan through the Capital Accumulation Plan (“CAP”). Our plan allows these employees to make voluntary deferrals from their base pay and incentive payments, which are then credited with gains or losses based on the performance of selected investment alternatives. These alternatives are the same as those offered in our tax-qualified 401(k) plan for all employees. There are no Company contributions to the plan or Company subsidized returns or Company guaranteed returns.
BUSINESS ALLOWANCE
Medtronic does not provide any perquisites such as automobiles or financial and tax advisors. Instead, we provide NEOs with a market-competitive business allowance. The NEOs may spend their business allowance at their discretion for expenses such as financial and tax planning or automobiles. The business allowance is paid as taxable income, and we do not track how executives use their respective business allowances. The annual business allowances provided to our U.S.-based NEOs in fiscal year 2025 ranged from $24,000 to $40,000. Additionally, it is occasionally appropriate for NEOs to be accompanied during business travel by their spouses. The expenses associated with such travel are considered taxable income. The business allowances and travel expenses are included in the “All Other Compensation” column of the Summary Compensation Table.
CORPORATE AVIATION AND SECURITY SERVICES
The Medtronic aviation service provides air transportation for use primarily by the CEO and members of the Board of Directors. Other executives may occasionally use the aviation service for business purposes based on availability and approval by the CEO or General Counsel. The service facilitates more effective and efficient travel planning, and limited personal use is deemed appropriate in conjunction with scheduled business travel.
Medtronic provides a limited number of security related services to our named executive officers through third party service providers including home security, cybersecurity, and transportation security. Medtronic believes that providing these personal security benefits from time-to-time (as deemed necessary) for certain of our NEOs is in the best interest of the Company and its Shareholders.

MEDTRONIC  I  2025 Proxy Statement   51

Compensation and Talent Committee Report
The Compensation and Talent Committee has reviewed and discussed with management the section of this proxy statement entitled “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation and Talent Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement.
COMPENSATION AND TALENT COMMITTEE:
Elizabeth Nabel, M.D., Chair
Joon S. Lee, M. D.
Kevin E. Lofton
Kendall J. Powell

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Executive Compensation
2025 Summary Compensation Table

The following table summarizes all compensation for each of the last three fiscal years awarded to, earned by, or paid to individuals serving as the Company’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers during fiscal year 2025 (collectively, the named executive officers or “NEOs”). Please refer to the section entitled “Compensation Discussion and Analysis” beginning on page 32 of this proxy statement for a description of the compensation components for Medtronic’s NEOs. A narrative description of the material factors necessary to understand the information is provided below the Summary Compensation Table.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards (7) ($)	Option Awards (8) ($)	Non-Equity Incentive Plan Compensation (9) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Geoffrey S. Martha	2025	$1,350,000	$12,625,000	$4,800,365	$1,883,250	$—	$581,443	$21,240,058
Chairman and Chief Executive Officer	2024	$1,350,000	$12,023,903	$4,499,959	$1,905,272	$—	$305,496	$20,084,630
	2023	$1,350,000	$9,626,040	$3,975,004	$—	$—	$443,588	$15,394,633
Thierry Piéton (1)	2025	$138,517	$4,190,625	$600,056	$141,975	$—	$141,274	$5,212,448
Executive Vice President and Chief Financial Officer
Sean M. Salmon (2)	2025	$884,654	$4,537,157	$1,725,131	$823,050	$382,886	$43,719	$8,396,597
Former EVP & President, Cardiovascular Portfolio	2024	$867,000	$3,406,800	$1,274,992	$774,952	$185,359	$39,684	$6,548,787
	2023	$867,000	$2,905,963	$1,200,013	$—	$357,701	$33,968	$5,364,646
Brett A. Wall (3)	2025	$774,519	$4,537,157	$1,725,131	$720,750	$—	$363,656	$8,121,213
EVP & President, Neuroscience Portfolio	2024	$749,358	$3,406,800	$1,274,992	$670,610	$—	$334,272	$6,436,032
Gregory L. Smith (4)	2025	$894,560	$4,537,157	$1,725,131	$832,350	$—	$94,784	$8,083,981
EVP Enterprise Operations	2024	$872,100	$4,706,498	$1,200,003	$820,537	$—	$65,018	$7,664,156
Gary L. Corona (5)	2025	$466,346	$3,089,088	$25,002	$—	$—	$214,812	$3,795,248
Former SVP Corporate Finance (former Interim CFO)
Karen L. Parkhill (6)	2025	$262,856	$—	$—	$—	$—	$7,823	$270,679
Former Executive Vice President and Chief Financial Officer	2024	$911,233	$4,408,840	$1,649,997	$943,091	$—	$66,187	$7,979,348
	2023	$911,059	$3,632,502	$1,500,017	$—	$—	$81,181	$6,124,759
(1)Mr. Piéton was not a Named Executive Officer in fiscal years 2023 or 2024. A portion of the stock awards represents forfeited compensation from a previous employer. As noted above Mr. Piéton’s MIP payment is prorated to reflect his time employed during the FY25 MIP period. For Mr. Piéton, amounts paid in Swiss francs were translated to U.S. dollars as of April 25, 2025 at a rate of 1 Swiss Franc = 1.133 U.S. Dollars.
(2)After the close of the fiscal year, on May 21, 2025 it was announced Mr. Salmon will leave the organization effective September 2, 2025.
(3)Mr. Wall was not a Named Executive Officer in fiscal year 2023.
(4)Mr. Smith was not a Named Executive Officer in fiscal year 2023.
(5)Mr. Corona was not a Named Executive Officer in fiscal years 2023 and 2024. Mr. Corona served as Interim Chief Financial Officer from August 3, 2024 through March 2, 2025, and resigned from the Company effective March 28, 2025.
(6)Ms. Parkhill resigned from the Company effective August 2, 2024.
(7)These columns represent the grant date fair values of the three-year PSU awards granted in each applicable year, and the grant date fair value of RSU awards granted in each applicable year, all of which were calculated in accordance with our financial statements as incorporated in Form
MEDTRONIC  I  2025 Proxy Statement   53

10-K. See Stock Awards section below for more details. Ms. Parkhill did not receive stock awards during the 2025 fiscal year. Ms. Parkhill and Mr. Corona forfeited all unvested stock awards upon their respective departures from the Company.
(8)Information regarding the assumptions used to calculate these amounts is incorporated by reference to Note 12 to the financial statements included in the Company’s Form 10-K.
(9)See Non-Equity Incentive Plan Compensation section below for more details.
SALARY
The salary column represents the base salary earned by each NEO during the applicable fiscal year. This column includes any amounts that the officer may have deferred under the Capital Accumulation Plan, which deferred amounts also are included in the 2025 Nonqualified Deferred Compensation Table on page 63 of this proxy statement. Each of the NEOs also contributed a portion of salary to the Medtronic Savings and Investment Plan, our 401(k) Plan.
STOCK AWARDS
Amounts reported in the stock awards column for FY25 represent aggregate grant date fair value of performance share units (PSUs) and grants of restricted stock units (RSUs) under the 2021 Medtronic plc Long Term Incentive Plan. The grant date fair value of the RSUs has been determined in accordance with FASB ASC Topic 718, Compensation— Stock Compensation. The grant date value of PSUs is based upon the probable outcome of the performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date, excluding the effect of estimated forfeitures, in accordance with FASB ASC Topic 718, Compensation— Stock Compensation. For purposes of the Summary Compensation Table, we have assumed that the probable outcome of the performance conditions would result in the award vesting at target and the best estimate available for the aggregate compensation cost to be recognized over the service period as of the award date would reflect the value of each PSU at the Company’s stock price on the grant date. Accordingly, the grant date fair value was determined by multiplying the number of PSUs awarded by the closing stock price on the date of grant. For PSUs granted in FY25, the values assuming the highest level of performance conditions will be achieved are $18,850,000, $2,581,045, $6,774,313, $6,774,313, $6,774,313, and $1,678,125 for Messrs Martha, Piéton, Salmon, Wall, Smith, and Corona, respectively. There can be no assurance that these values will ever be realized. There is no assurance that any of the performance targets will be achieved, that the service-based awards will vest or that the any of the recipients will realize the values listed above. For a description of the vesting terms of the stock awards, see the narrative disclosure following the 2025 Grants of Plan-Based Awards table on page 56 and the footnotes to the 2025 Outstanding Equity Awards at Fiscal Year End table on page 58 of this proxy statement. Additional information regarding the assumptions used to calculate these amounts is incorporated by reference to Note 12 to the financial statements included in the Company’s Form 10-K for fiscal year 2025.
OPTION AWARDS
The option awards column represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation— Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model.
Additional information regarding the assumptions used to calculate these amounts is incorporated by reference to Note 12 to the financial statements included in the Company’s Form 10-K for fiscal year 2025.
NON-EQUITY INCENTIVE PLAN COMPENSATION
This column reflects the Medtronic MIP payments earned by the NEOs during the applicable fiscal year and payable subsequent to fiscal year end. It includes any amounts deferred under the Capital Accumulation Plan (as stated in the 2025 Nonqualified Deferred Compensation table on page 63 of this proxy statement). For a more detailed description of the terms of the non-equity incentive plan awards, see page 42 of the Compensation Discussion and Analysis.

CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS
This column includes the estimated aggregate increase in the accrued pension benefit under Medtronic’s defined benefit pension plans. The change in the present value of the accrued pension benefit is influenced by variables such as additional years of service, age, pay and the discount rate used to calculate the present value of the change. In determining the present value of accrued pension benefits under Medtronic’s plans, discount rates of 5.76% for the qualified plan and 5.52% for the nonqualified NRPS were used for fiscal year 2025, a change from 5.75% for the qualified plan and 5.54% for the nonqualified NRPS in fiscal year 2024. The pension values are calculated based on the accrued pension benefits (qualified plan and the nonqualified NRPS) as of April 25,
MEDTRONIC  I  2025 Proxy Statement   54

2025 and the fiscal year-end 2025 ASC 715 disclosure in the financial statements included in assumptions. Assumptions are described in Note 15 to the financial statements included in the Company’s Form 10-K for fiscal year 2025.

ALL OTHER COMPENSATION
The all other compensation column includes the following:

Name	Fiscal Year	Perquisites and Other Personal Benefits (1)	Tax Reimbursement (2)	Company Contributions to Defined Contribution Plans (3)	Total

Geoffrey S. Martha	2025	$404,748	$—	$176,695	$581,443
Thierry Piéton	2025	$141,274	$—	$—	$141,274
Sean M. Salmon	2025	$29,650	$138	$13,931	$43,719
Brett A. Wall	2025	$157,800	$148,571	$57,285	$363,656
Gregory L. Smith	2025	$29,400	$—	$65,384	$94,784
Gary L. Corona	2025	$204,462	$—	$10,350	$214,812
Karen L. Parkhill	2025	$7,823	$—	$—	$7,823
(1)This column represents the aggregate incremental cost of perquisites and other benefits, and includes:
•Mr. Martha includes a $40,000 business allowance. He also received $287,250 attributable to personal use of Company aircraft and $77,498 for personal and home security services.
•Mr. Piéton includes $141,274 in relocation expenses.
•Mr. Salmon includes a $24,000 business allowance, a cash award, and personal security services.
•Mr. Wall includes a $24,000 business allowance and $128,400 in relocation expense and personal security services.
•Mr. Smith includes a $24,000 business allowance and personal security services.
•Mr. Corona includes a $16,962 in business allowance and $187,500 in stipends paid while serving as interim CFO.
•Ms. Parkhill includes a $6,923 in business allowance and personal security services.

The Company occasionally allows its executives to use tickets for sporting and special events previously acquired by the Company when no other business use has been arranged. There is no incremental cost to the Company for such use.
(2)Mr. Wall includes a gross-up of taxes related to relocation expense.
(3)This amount reflects the contribution by Medtronic to match contributions NEOs elected to make to the Medtronic Savings and Investment Plan. Medtronic provides an automatic matching contribution equal to 50% of a participant’s elective deferrals up to 6% of eligible compensation. The Company also may provide a discretionary matching contribution based on our financial performance during the fiscal year that, when combined with the automatic matching contribution, will not exceed 150% of a participant’s elective deferrals up to 6% of eligible compensation. In fiscal year 2025 the EPS achievement was $5.49 this equaled a $0.673 matching contribution for every $1 elective deferral a participant contributed to the plan up to 6% of eligible compensation. Participants in the Personal Investment Account (“PIA”) receive a contribution from Medtronic equal to 5% of eligible pay at the end of the fiscal year. The amount for Mr. Martha includes $162,764 in Company contributions to the qualified ($17,250) and nonqualified PIA ($145,514). Participants in the Medtronic Core Contribution Plan (“MCC”) receive a contribution from Medtronic equal to 3% of eligible pay at the end of the fiscal year. The amount for Mr. Wall includes $43,354 in Company contributions to the qualified ($10,350) and the nonqualified MCC ($33,004). The amount for Mr. Smith includes $51,453 in Company contributions to the qualified ($10,350) and the nonqualified MCC ($41,103). For additional information on the nonqualified MCC plan, see the 2025 Nonqualified Deferred Compensation table on page 63.

MEDTRONIC  I  2025 Proxy Statement   55

2025 Grants of Plan-Based Awards

The following table summarizes all plan-based award grants to each of the NEOs during fiscal year 2025. Threshold amounts assume attainment of plan performance thresholds. You should refer to the Compensation Discussion and Analysis sections entitled “Fiscal Year 2025 Annual Medtronic Incentive Plan (“MIP”) Design” on page 42 and “Fiscal Year 2025 Long-Term Incentive Plan (LTIP) Design” beginning on page 44 to understand how plan-based awards are determined. A narrative description of the material factors necessary to understand the information in the table is provided below.

										All other stock awards: Number of Shares of Stock or Units (#)	All other option awards: Number of Securities Underlying Options (#)	Option Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
				Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards
Name	Award Type (1)	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Geoffrey S. Martha	MIP			1,012,500	2,025,000	4,050,000
	PSU	7/29/2024	6/20/2024				50,000	100,000	200,000				9,425,000
	OPT	7/29/2024	6/20/2024								295,680	80.00	4,800,365
	RSU	7/29/2024	6/20/2024							40,000			3,200,000
Thierry Piéton	MIP			76,331	152,661	305,322
	PSU	3/3/2025	12/17/2024				5,303	10,605	21,210				1,290,522
	OPT	3/3/2025	12/17/2024								29,574	94.30	600,056
	RSU	3/3/2025	12/17/2024							4,242			400,021
	RSU (2)	3/3/2025	12/17/2024							26,512			2,500,082
Sean M. Salmon	MIP			453,684	907,368	1,814,735
	PSU	7/29/2024	6/20/2024				17,969	35,938	71,876				3,387,157
	OPT	7/29/2024	6/20/2024								106,260	80.00	1,725,131
	RSU	7/29/2024	6/20/2024							14,375			1,150,000
Brett A. Wall	MIP			387,500	775,000	1,550,000
	PSU	7/29/2024	6/20/2024				17,969	35,938	71,876				3,387,157
	OPT	7/29/2024	6/20/2024								106,260	80.00	1,725,131
	RSU	7/29/2024	6/20/2024							14,375			1,150,000
Gregory L. Smith	MIP			447,500	895,000	1,790,000
	PSU	7/29/2024	6/20/2024				17,969	35,938	71,876				3,387,157
	OPT	7/29/2024	6/20/2024								106,260	80.00	1,725,131
	RSU	7/29/2024	6/20/2024							14,375			1,150,000
Gary L. Corona (3)	MIP			210,000	420,000	840,000
	PSU	7/29/2024	6/20/2024				3,125	6,250	12,500				589,063
	PSU (4)	7/29/2024	6/20/2024				—	3,125	3,125				250,000
	OPT	7/29/2024	6/20/2024								1,540	80.00	25,002
	RSU	7/29/2024	6/20/2024							6,250			500,000
	RSU (4)	8/15/2024	8/15/2024							8,966			750,006
	RSU (4)	1/21/2025	1/17/2025							11,315			1,000,020
Karen L. Parkhill (5)	MIP			501,178	1,002,356	2,004,712
(1)MIP = Annual performance-based plan award granted under the Medtronic Incentive Plan.  As described above in the Compensation Discussion & Analysis, Medtronic’s financial performance including revenue growth, non-GAAP EPS, and free cash flow can be adjusted up or down based on Team Performance and Individual Performance.
PSU = Long-term performance plan award granted under the 2021 Medtronic plc Long Term Incentive Plan
OPT = Nonqualified stock options granted under the 2021 Medtronic plc Long Term Incentive Plan
RSU = Time-based restricted stock unit granted under the 2021 Medtronic plc Long Term Incentive Plan
(2) Mr. Piéton received a one-time replacement grant in conjunction with his hiring.
(3) As a result of his resignation from the Company, Mr.Corona forfeited his FY25 MIP and the annual equity-based awards reflected in this table effective March 28, 2025.
MEDTRONIC  I  2025 Proxy Statement   56

(4) Mr. Corona was granted a special PSU on July 29, 2024 in conjunction with his role as SVP Financial Planning & Analysis, prior to his appointment as Interim Chief Financial Officer. Executive Officers did not participate in this PSU plan. During his time serving as Interim Chief Financial Officer Mr. Corona received a special Restricted Stock Unit award granted on August 15, 2024 and a special Restricted Stock Unit award granted on January 21, 2025. Both the PSU award and RSU awards were forfeited upon his termination on March 28, 2025.
(5) As a result of her resignation from the Company, Ms. Parkhill forfeited her FY25 MIP August 2, 2024.
ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS
Amounts in these columns represent potential payouts at threshold, target and maximum performance under fiscal year 2025 MIP funding pool. Earned payouts under the MIP for annual revenue growth, diluted EPS, and free cash flow can range from 50% to 200%. The team scorecard can modify the funding pool between 80% and 100% and the individual scorecard can modify the Medtronic and team scorecards by 0% to 200%. The maximum payout by individual is capped at 200% of target. The maximum dollar value that may be paid to any participant in qualified performance-based awards denominated in cash in any fiscal year is $20 million for the Chief Executive Officer and $10 million for each other participant. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in Appendix A of this proxy statement.
ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS
Amounts in these columns represent potential payouts at threshold, target and maximum performance under the fiscal year 2025-2027 PSUs. The threshold amount assumes shares earned at the threshold performance for revenue growth and relative shareholder return. The performance share plan is designed to increase the emphasis on long-term growth and value creation, with the weighting of 3-year revenue growth and 3-year relative total shareholder return at 50% each. Return on Invested Capital (12-month non-GAAP earnings after the removal of after-tax impact of amortization and excluding non-recurring items, plus interest expense net of tax all divided by Total Equity plus Interest-Bearing Liabilities less Cash and Cash Equivalents for each year averaged over the three-year period) acts as a downward modifier, reducing the payout by 30% if a minimum level of ROIC is not achieved. Unvested PSUs receive dividend equivalent units (DEUs), which are credited and added to the share balance. DEUs are only paid to the extent the underlying PSUs are earned.
ALL OTHER STOCK AWARDS
The amounts reported in this column represent grants of RSUs, which vest 100% on the third anniversary of the grant date for annual awards and vest 33% per year over 3 years for Mr. Piéton’s one-time RSU award, 50% over 2 years for Mr. Corona’s RSU award granted August 15, 2024 and 100% after one year for Mr. Corona’s RSU award granted January 21, 2025. Unvested RSUs receive dividend equivalent units (DEUs), which are credited and added to the share balance. DEUs are only paid to the extent the underlying RSUs are earned.
ALL OTHER OPTION AWARDS/EXERCISE OR BASE PRICE OF OPTION AWARDS
The exercise or base price of the stock option grant represents the closing market price of Medtronic ordinary shares on the date of grant. Option awards vest 25% on each anniversary of the date of grant over a four-year period.
GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS
This column represents the grant date fair value of each equity award granted in fiscal year 2025 computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Additional information regarding the assumptions used to calculate these amounts are incorporated by reference to Note 12 to the financial statements included in the Company’s Form 10-K for fiscal year 2025.
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2025 Outstanding Equity Awards at Fiscal Year End

The table below reflects all outstanding equity awards made to each of the NEOs that were outstanding at the end of fiscal year 2025. The market or payout value of unearned shares, units or other rights that have not vested is based on $84.16, which was the closing price of Medtronic’s ordinary shares on the New York Stock Exchange on April 25, 2025, and for performance share unit awards presumes that the target performance goals are met.

	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#)					Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units, or Other Rights That Have Not Vested (1)
Name	Option Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number (#) (1)	Market Value ($)	Number (#) (1)	Market or Payout Value ($)

Geoffrey S. Martha	8/3/2015	39,317	—	78.00	8/3/2025	8/1/2022	29,944	2,520,087
	8/3/2015	1,283	—	78.00	8/3/2025	8/1/2022			78,090	6,572,054
	8/1/2016	1,136	—	88.06	8/1/2026	7/31/2023	34,789	2,927,842
	8/1/2016	34,825	—	88.06	8/1/2026	7/31/2023			90,725	7,635,416
	7/31/2017	1,191	—	83.97	7/31/2027	7/29/2024	39,309	3,308,245
	7/31/2017	39,697	—	83.97	7/31/2027	7/29/2024			102,517	8,627,831
	7/30/2018	1,695	—	89.08	7/30/2028
	7/30/2018	67,782	—	89.08	7/30/2028
	7/29/2019	81,820	—	103.26	7/29/2029
	7/29/2019	1,615	—	103.26	7/29/2029
	10/28/2019	65,170	—	106.22	10/28/2029
	8/3/2020	212,529	—	97.33	8/3/2030
	8/3/2020	71,158	—	97.33	8/3/2030
	8/2/2021	122,048	40,683	131.26	8/2/2031
	8/1/2022	112,498	112,498	93.08	8/1/2032
	7/31/2023	60,172	180,519	87.76	7/31/2033
	7/29/2024	—	295,680	80.00	7/29/2034
Thierry Piéton	3/3/2025	29,574	—	94.30	3/3/2035	3/3/2025	4,278	360,036
						3/3/2025	26,736	2,250,102
						3/3/2025			10,695	900,091
Sean M. Salmon	8/3/2015	17,095	—	78.00	8/3/2025	8/1/2022	9,104	766,193
	8/3/2015	1,283	—	78.00	8/3/2025	8/1/2022			23,575	1,984,072
	8/1/2016	1,136	—	88.06	8/1/2026	7/31/2023	9,826	826,956
	8/1/2016	15,142	—	88.06	8/1/2026	7/31/2023			25,706	2,163,417
	7/31/2017	27,788	—	83.97	7/31/2027	7/29/2024	14,081	1,185,057
	7/31/2017	1,191	—	83.97	7/31/2027	7/29/2024			36,843	3,100,707
	7/30/2018	1,695	—	89.08	7/30/2028
	7/30/2018	25,983	—	89.08	7/30/2028
	7/29/2019	21,532	—	103.26	7/29/2029
	7/29/2019	1,615	—	103.26	7/29/2029
	10/28/2019	14,716	—	106.22	10/28/2029
	8/3/2020	1,575	—	97.33	8/3/2030
	8/3/2020	45,340	—	97.33	8/3/2030
	8/3/2020	30,227	—	97.33	8/3/2030
	2/1/2021	16,314	—	111.18	2/1/2031
	8/2/2021	813	272	131.26	8/2/2031
	8/2/2021	35,150	11,717	131.26	8/2/2031
	8/1/2022	33,962	33,962	93.08	8/1/2032
	7/31/2023	17,049	51,147	87.76	7/31/2033
	7/29/2024	—	106,260	80.00	7/29/2034
MEDTRONIC  I  2025 Proxy Statement   58

Brett A. Wall	8/1/2016	11,356	—	88.06	8/1/2026	8/1/2022	7,885	663,602
	8/1/2016	1,136	—	88.06	8/1/2026	8/1/2022			20,629	1,736,137
	7/31/2017	11,910	—	83.97	7/31/2027	7/31/2023	9,826	826,956
	7/31/2017	1,191	—	83.97	7/31/2027	7/31/2023			25,706	2,163,417
	7/30/2018	16,946	—	89.08	7/30/2028	7/29/2024	14,081	1,185,057
	7/30/2018	1,695	—	89.08	7/30/2028	7/29/2024			36,843	3,100,707
	7/29/2019	1,615	—	103.26	7/29/2029
	7/29/2019	24,223	—	103.26	7/29/2029
	10/28/2019	22,579	—	106.22	10/28/2029
	8/3/2020	60,453	—	97.33	8/3/2030
	8/3/2020	1,575	—	97.33	8/3/2030
	8/3/2020	23,930	—	97.33	8/3/2030
	8/2/2021	34,173	11,392	131.26	8/2/2031
	8/2/2021	813	272	131.26	8/2/2031
	8/1/2022	29,716	29,717	93.08	8/1/2032
	7/31/2023	17,049	51,147	87.76	7/31/2033
	7/29/2024	—	106,260	80.00	7/29/2034
Gregory L. Smith	4/5/2021	30,837	—	120.25	4/5/2031	8/1/2022	6,130	515,901
	8/2/2021	22,457	7,486	131.26	8/2/2031	8/1/2022			15,324	1,289,668
	8/2/2021	813	272	131.26	8/2/2031	7/31/2023	9,678	814,500
	8/1/2022	22,075	22,076	93.08	8/1/2032	7/31/2023			24,194	2,036,167
	7/31/2023	16,046	48,139	87.76	7/31/2033	7/31/2023	13,611	1,145,502
	7/29/2024	—	106,260	80.00	7/29/2034	7/29/2024	14,737	1,240,266
						7/29/2024			36,843	3,100,707
Gary L. Corona (1)	7/31/2023	334	—	87.76	6/26/2025
	7/31/2023	2,206	—	87.76	6/26/2025
(1)Mr. Corona’s vested stock options were exercisable for 90 days after his resignation which was effective March 28, 2025. Mr. Corona forfeited all unvested stock awards as of the effective date of his resignation.

The table below shows the vesting schedule for all unexercisable options, which generally vest 25% on each anniversary of the date of grant over a four-year period, generally subject to continued service.

		Vesting Schedule for Unexercisable Options
Name	Grant Date	2025	2026	2027	2028

Geoffrey S. Martha	8/2/2021	40,683
	8/1/2022	56,249	56,249
	7/31/2023	60,173	60,173	60,173
	7/29/2024	73,920	73,920	73,920	73,920
Thierry Piéton	3/3/2025	7,393	7,393	7,394	7,394
Sean M. Salmon (1)	8/2/2021	11,717
	8/2/2021	272
	8/1/2022	16,981	16,981
	7/31/2023	17,049	17,049	17,049
	7/29/2024	26,565	26,565	26,565	26,565
Brett A. Wall	8/2/2021	11,392
	8/2/2021	272
	8/1/2022	14,858	14,859
	7/31/2023	17,049	17,049	17,049
	7/29/2024	26,565	26,565	26,565	26,565
Gregory L. Smith	8/2/2021	7,486
	8/2/2021	272
	8/1/2022	11,038	11,038
	7/31/2023	16,046	16,046	16,047
	7/29/2024	26,565	26,565	26,565	26,565
(1)Mr. Salmon will exit the company effective September 2, 2025 and is retirement eligible. All unvested stock options will accelerate vest and may be exercised within 5 years or before the end of the 10-year term, whichever is earlier.

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The table below shows the vesting schedule for all unvested restricted stock units and performance share units. Time-vested restricted stock units cliff vest on the third anniversary of the grant date, generally subject to continued service. Performance share units are reported as if target performance goals have been met.

		Vesting Schedule for Unvested Restricted Stock Units and Performance Share Units
Name	Grant Date	2025	2026	2027	2028

Geoffrey S. Martha	8/1/2022	29,944
	8/1/2022	78,090
	7/31/2023		34,789
	7/31/2023		90,725
	7/29/2024			39,309
	7/29/2024			102,517
Thierry Piéton	3/3/2025		8,912	8,912	8,913
	3/3/2025			4,278
	3/3/2025			10,695
Sean M. Salmon (1)	8/1/2022	9,104
	8/1/2022	23,575
	7/31/2023		9,826
	7/31/2023		25,706
	7/29/2024			14,081
	7/29/2024			36,843
Brett A. Wall	8/1/2022	7,885
	8/1/2022	20,629
	7/31/2023		9,826
	7/31/2023		25,706
	7/29/2024			14,081
	7/29/2024			36,843
Gregory L. Smith	8/1/2022	6,130
	8/1/2022	15,324
	7/31/2023		9,678
	7/31/2023		24,194
	7/31/2023	4,538	4,537	4,538
	7/29/2024			14,737
	7/29/2024			36,843
(1)Mr. Salmon will exit the company effective September 2, 2025 and is retirement eligible. Unvested RSUs will vest 100%, 3 years after date of grant and PSUs will vest 100%, with the actual number of shares delivered based on achievement against the 3 fiscal year performance goals.

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2025 Option Exercises and Stock Vested

The table below includes information related to options exercised by each of the NEOs and restricted stock units that vested during fiscal year 2025. The table also includes the value realized for such options and restricted stock units. For options, the value realized on exercise is equal to the difference between the market price of the underlying shares at exercise and the exercise price of the options. For stock awards, the value realized on vesting is equal to the market price of the underlying shares at vesting.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Geoffrey S. Martha	53,854	1,013,706	44,266	3,612,406
Thierry Piéton	—	—	—	—
Sean M. Salmon	—	—	7,486	610,810
Brett A. Wall	19,287	187,399	11,544	941,577
Gregory L. Smith	—	—	11,757	953,049
Gary L. Corona			6,411	509,065
Karen L. Parkhill	210,564	746,285	14,985	1,221,427
2025 Pension Benefits

The table below includes information with respect to Medtronic’s pension plans for each of the NEOs as of April 25, 2025, which is the measurement date used for financial statement reporting purposes. A narrative description of the material factors necessary to understand the information in the table is provided below.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Geoffrey S. Martha (1)(2)	Medtronic NRPS	13.667	$—	$—
Thierry Piéton (1)		—	$—	$—
Sean M. Salmon	MRP for CPB	20.417	$610,488	$—
	Medtronic NRPS	20.417	$2,387,103	$—
Brett A. Wall (1)		—	$—	$—
Gregory L. Smith (1)		—	$—	$—
Gary L. Corona (1)		—	$—	$—
Karen L. Parkhill (1)		—	$—	$—
Medtronic NRPS = Nonqualified Retirement Plan Supplement
MRP for CPB = Medtronic Retirement Plan for Certain Participants and Beneficiaries

(1)Messrs. Martha, Piéton, Wall, Smith, Corona and Ms. Parkhill do not participate in the Company’s defined benefit pension plans.
(2)Mr. Martha was a participant in the tax-qualified GE Pension Plan with his former employer. Upon hire in 2011, Mr. Martha was provided a special benefit to his NRPS. Upon retirement, Mr. Martha receives the present value of the amount that he would have received from the GE Pension Plan as if he had continued to work at GE until retirement, less the sum of: (a) the value of Mr. Martha’s vested PIA account at retirement, (b) the value of Mr. Martha’s vested NRPS account at retirement; and (c) the present value of the benefit Mr. Martha was actually entitled to receive under the GE Pension plan as of November 28, 2011. This amount will be paid as a lump sum.

The Medtronic Retirement Plan for Certain Participants and Beneficiaries (MRP for CPB) consists of two types of benefits, the Final Average Pay Pension (FAPP) benefit and the Personal Pension Account (PPA) benefit. Effective May 1, 2005, the Company froze the Final Average Pay Pension to new entrants and provided all eligible employees the option of continuing to accrue retirement benefits under the Final Average Pay Pension or to participate in either the PPA or Personal Investment Account (PIA) described below. Employees hired on or after May 1, 2005 but prior to January 1, 2016, were eligible to elect to participate in the PPA – a cash balance component of the MRP – or the PIA – a component of the Medtronic 401(k) Plan. The benefits provide an annual 5%
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employer contribution. Effective January 1, 2016, the Company froze the PIA and the PPA to new entrants. All eligible employees continue to accrue retirement benefits under the PIA or PPA. New employees hired on or after January 1, 2016 are eligible for the Medtronic Core Contribution (MCC), which provides an annual 3% employer contribution.

The MRP for CPB calculates benefits based on an annual compensation limit of $345,000, as required by the IRS. This limit is adjusted from time to time by the IRS. Additionally, the company offers an unfunded Nonqualified Retirement Plan Supplement (NRPS). This supplement provides executives with an amount that makes up the difference between what they would have received under the MRP for CPB without legislative limits on pension benefits and earnings, and the actual amount payable under the plan. The NRPS is available to all participating employees whose income exceed the IRS maximum, not just the executive officers. Compensation used in the calculation of the NRPS benefit includes eligible compensation in excess of the IRS limitation and amounts deferred (excluding amounts paid and deferred under the performance share plan) pursuant to the Capital Accumulation Plan. NRPS benefits are determined based on the qualified plan formula (FAPP or PPA) in which the executive elected to participate. The NRPS benefit calculated on the FAPP formula is reduced based on the participant’s age at the end of the month following separation from service (within the meaning of Section 409A of the Internal Revenue Code, generally retirement, termination of employment, or significant reduction in work schedule). The monthly benefit is the sum of the monthly principal amount and the monthly interest. The monthly interest was determined based on a declining balance schedule using an interest rate of 6% until April 2023 when the interest rate provided to all plan participants during the installment period was changed to 2%, generally for retirements or terminations after April 28, 2023. The 6% interest rate will be preserved for Mr. Wall if he terminates or retires on or before April 30, 2027. The 6% rate was preserved for Ms. Parkhill and will be preserved for Mr. Salmon as of their terminations on August 2, 2024 and September 2, 2025 respectively. This interest rate change aligns to standard market practice and reinforces our fiscal responsibility for Medtronic. The amount of retirement benefit earned under the NRPS is calculated upon separation from service. If the aggregate value is less than or equal to $100,000, it is paid out as a lump sum six months after separation from service. If the aggregate value exceeds $100,000, the value is paid out over a 15-year period in the form of a monthly annuity commencing six months after the separation from service. In the event of the employee’s death prior to the completion of the 15-year payment cycle, any remaining benefits from the NRPS are payable per the beneficiary designation on record. If a beneficiary is not named, the benefit is payable to the employee’s surviving spouse, or if there is no surviving spouse, to the children, or if there are no survivors, to the estate.
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2025 Nonqualified Deferred Compensation

Name		Executive Contributions in Last FY (3) ($)	Registrant’s Contributions in Last FY (3) ($)	Aggregate Earnings in Last FY (4) ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE (5) ($)

Geoffrey S. Martha	CAP	$—	$—	$206,319	$—	$3,411,303
	NRPS	$936,366	$145,513	$64,562	$—	$1,146,441
Thierry Piéton (1)	CAP	$—	$—	$—	$—	$—
	NRPS
Sean M. Salmon (2)	CAP	$—	$—	$105,188	$—	$1,455,943
	NRPS	$—	$—	$—	$—	$—
	PSUs	$—	$—	$31,670	$—	$377,022
Brett A. Wall	CAP	$—	$—	$22,158	$—	$330,298
	NRPS	$176,478	$33,004	$12,222	$—	$221,704
Gregory L. Smith (1)	CAP	$—	$—	$—	$—	$—
	NRPS	$76,710	$41,103	$4,910	$—	$122,723
Gary L. Corona (1)	CAP	$—	$—	$—	$—	$—
	NRPS	$5,236	$—	$71	$(5,307)	$—
Karen L. Parkhill (1)	CAP	$—	$—	$—	$—	$—
	NRPS	$325,588	$—	$21,983	$(347,572)	$—

CAP = Capital Accumulation Plan
NRPS = Nonqualified Retirement Plan Supplement
PSUs = Deferred Performance Shared Units
(1)Messrs. Piéton, Smith, Corona and Ms. Parkhill have not participated in the Capital Accumulation Plan (CAP) or in the defined contribution Personal Investment Account portion of the Nonqualified Retirement Plan Supplement (NRPS).
(2)Mr. Salmon elected to deferred PSUs from the FY22-FY24 plan which continue to accrue dividends.

(3)These amounts are included in the current year’s Summary Compensation Table in the All Other Compensation column.
(4)No amounts of Aggregate Earnings from the table above have been reported in the current year’s Summary Compensation Table for any of our NEOs since the earnings were not preferential or above market.
(5)The following amounts of Aggregate Balance from the table above have been reported in the Summary Compensation Table from prior fiscal years:

Name	Contributions

Geoffrey S. Martha	$2,351,186
Thierry Piéton	$—
Sean M. Salmon	$623,773
Brett A. Wall	$12,581
Gregory L. Smith	$16,263
Gary L. Corona	$—
Karen L. Parkhill	$249,494
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CAPITAL ACCUMULATION PLAN
The Capital Accumulation Plan allows U.S. executives of Medtronic to defer:
•Up to 50% of their base salary;
•Up to 80% of their annual incentive plan payments; and
•Up to 80% of their commissions (applicable only to those executives in a commission plan).
The minimum amount of each reward element that may be deferred is 10%. Medtronic does not make any contributions to the Capital Accumulation Plan; the aggregate balances shown above represent amounts that the NEOs earned but elected to defer, plus gains (or losses). Participants receive credits of gains or losses daily based on funds that are indexed to 21 investment alternatives, which are all also available under the 401(k) Plan. Investment returns for these investment alternatives are shown below.

Return on Funds 12 months as of April 25, 2025

Medtronic plc Stock Fund	9.17%
Income Fund	8.14%
Growth Fund	8.74%
International Equity Index	12.33%
Capital Preservation Fund	2.71%
U.S. Equity Index	11.40%
Bond Index	8.04%
Retirement Income	8.50%
Retirement 2015	8.57%
Retirement 2020	8.58%
Retirement 2025	8.60%
Retirement 2030	8.65%
Retirement 2035	8.73%
Retirement 2040	8.77%
Retirement 2045	8.78%
Retirement 2050	8.80%
Retirement 2055	8.80%
Retirement 2060	8.81%
Inflation Protected	8.16%
10T-100	4.04%
10T-120	4.85%

When participants elect to defer amounts, they also select when the amounts will ultimately be distributed. Distributions may be made on a certain future date (as long as that date is at least five years beyond the period of deferral) or at retirement, or, for specified employees under Section 409A of the Internal Revenue Code, six months after the date of retirement (in the form of a lump sum distribution or installments over 5, 10 or 15 years). All distributions are made in cash, and there are limited opportunities to change the distribution elections. These include a hardship withdrawal and a “redeferral” election that must be made at least 12 months prior to a scheduled payment (and only if the redeferral is for at least an additional five years).
RSUs
Under the Medtronic, Inc. 2003 Long-Term Incentive Plan, certain participants were allowed to defer the issuance of shares or cash deliverable upon the exercise of an option or stock appreciation right, vesting of restricted stock, or satisfaction of other stock-based awards or other cash-based awards, for a specified period or until a specified date.
PSUs
Under the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan and the 2021 Medtronic plc Long Term Incentive Plan certain participants are allowed to defer the receipt of earned performance share units for a specified period or until a specific date. This deferral election can be between 5%-80% in 5% increments.
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FINAL AVERAGE PAY PENSION (FAPP)
Available to employees hired before May 1, 2005, the Final Average Pay Pension is a component of the Medtronic Retirement Plan for Certain Participants and Beneficiaries (MRP for CPB). The benefit amount is based on several factors which include the length of service and the average of the employee’s highest five consecutive years of salary. Employees become vested in the MRP for CPB after five years or once they reach age 62. Employees can generally receive their pension benefit if they retire from Medtronic at age 55 and have 10 years of vesting service, or if they retire at or after age 62.

NONQUALIFIED RETIREMENT PLAN SUPPLEMENT (NRPS)
 The NRPS is designed to restore benefits lost under the PPA, PIA, FAPP or MCC due to covered compensation limits prescribed by the Internal Revenue Code. Upon separation from service, within the meaning of Section 409A of the Internal Revenue Code (generally, retirement, termination of employment, or significant reduction in work schedule), the amount of retirement benefits earned under the NRPS is calculated. If the aggregate value is less than or equal to $100,000, it is paid out as a lump sum six months after separation from service. If the aggregate value exceeds $100,000, the value is paid out over a 15-year period in the form of a monthly annuity commencing six months after separation from service. The monthly benefit is the sum of the monthly principal amount and the monthly interest. The monthly interest was determined based on a declining balance schedule using an interest rate of 6% until April 2023 when the interest rate provided to all plan participants during the installment period was changed to 2%, generally for retirements or terminations after April 28, 2023. The 6% interest rate will be preserved for Mr. Wall if he terminates or retires on or before April 30, 2027. The 6% rate was preserved for Ms. Parkhill and will be preserved for Mr. Salmon as of their terminations on August 2, 2024 and September 2, 2025 respectively. This interest rate change aligns to standard market practice and reinforces our fiscal responsibility for Medtronic. In the event of the employee’s death prior to the completion of the 15-year payment cycle, any remaining benefits from the NRPS are payable per the beneficiary designation on record. If a beneficiary is not named, the benefit is payable to the employee’s surviving spouse, or if there is no surviving spouse, to the children, or if there are no survivors, to the estate.

PERSONAL INVESTMENT ACCOUNT (PIA)
Available to employees hired on or before December 31, 2015, the PIA is a defined contribution plan in which employees receive a contribution equal to 5% of eligible pay. Of the 5%, 4% is for retirement income and 1% is intended for retiree medical costs. Employees become vested in the PIA after three years of employment.
MEDTRONIC CORE CONTRIBUTION (MCC)
Available to employees hired on or after January 1, 2016, the MCC is a defined contribution plan in which employees receive a contribution equal to 3% of eligible pay at the end of the fiscal year. Employees become vested in MCC after three years of employment.
Potential Payments Upon Termination or Change of Control

COMPANY SEVERANCE PRACTICES
Messrs. Martha, Piéton, Salmon, Wall and Smith are subject to Medtronic’s Section 16 Officer Severance Practices. These practices, which have received the approval of Medtronic’s Board of Directors, provide severance payments and benefits under certain termination events. In the event that Messrs. Martha, Piéton, Salmon, Wall or Smith's employment is terminated by the Company without cause such executive will be entitled to the following payments:
(i) two times the sum of such executive’s annual base salary and the lesser of (a) the target annual cash opportunity under the MIP or (b) the actual or forecasted actual payout of the MIP based on performance, (ii) the value of 24 months of continued health and dental insurance coverage, and (iii) outplacement services. The forecasted MIP payout must be determined at the time severance is calculated and paid. Our NEOs are not entitled to any severance or other termination benefits in connection with a termination for any other reason.
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The table below illustrates the payments due upon involuntary termination as described in the section above, assuming a termination date of April 25, 2025.

Name	Severance Amount (3)	Welfare Benefits (4)	Equity Continuation (5)	Total

Geoffrey S. Martha	$6,466,500	$61,849	$—	$6,528,349
Thierry Piéton	$1,983,950	$21,315	$2,250,091	$4,255,356
Sean M. Salmon (1)	$3,416,100	$63,717	$—	$3,479,817
Brett A. Wall	$2,991,500	$55,889	$—	$3,047,389
Gregory L. Smith	$3,454,700	$52,284	$—	$3,506,984
Gary L. Corona (2)	$—	$—	$—	$—
Karen L. Parkhill (2)	$—	$—	$—	$—

(1)Mr. Salmon departed from his position as EVP and President, Cardiovascular Portfolio effective May 21, 2025. He will remain a non-executive employee of the Company until September 2, 2025. Mr. Salmon will receive severance payments in accordance with the policy described above.
(2)Mr. Corona and Ms. Parkhill resigned prior to the fiscal year end on April 25, 2025 and were not entitled to severance benefits. See the discussion in our Compensation and Discussion and Analysis under the heading “Executive Officer Transitions.”
(3)Mr. Martha’s amount includes two times his base salary ($2,700,000) and the lesser of the MIP payout or the target value ($3,766,500). Mr. Piéton's amount includes two times his base salary ($1,700,000) and the lesser of the MIP payout or the target value ($283,950). Mr. Salmon’s amount includes two times his base salary ($1,770,000) and the lesser of the MIP payout or the target value ($1,646,100). Mr. Wall’s amount includes two times his base salary ($1,550,000) and the lesser of the MIP payout or the target value ($1,441,500). Mr. Smith's amount includes two times his base salary ($1,790,000) and the lesser of the MIP payout or the target value ($1,664,700).
(4)Amounts represent payments for 24 months of health benefits and outplacement assistance.
(5)In connection with Mr. Piéton’s letter agreement, this amount represents acceleration of his one-time new hire restricted stock unit grant.

CHANGE OF CONTROL POLICY
Under Medtronic’s change of control policy, no benefits are payable to an executive officer unless there is both a change of control and a termination of the executive by the Company other than for cause or by the executive for “good reason” as defined by the policy. This is known as a double trigger. Absent a change of control, the policy does not require Medtronic to retain the executives or to pay them any specified level of compensation or benefits.
The policy provides that for three years after a change of control — the first trigger — there will be no adverse change in the executive’s salary, bonus opportunity, benefits or location of employment. If during this three-year period the executive’s employment is terminated by Medtronic other than for cause, or if the executive terminates his or her own employment for good reason (as defined in the policy, and including compensation reductions, demotions, relocation and excess travel) — the second trigger — the executive is entitled to receive payment of accrued salary and annual and long-term incentives through the date of termination as well as accrued pension benefits and any outstanding deferred compensation, and, except in the event of death or disability, a lump sum severance payment equal to the prorated value of the Highest Annual Bonus and three times the sum of his or her base salary and Highest Annual Bonus. For these purposes, Highest Annual Bonus means the greater of the average of the bonuses received by the executive for the last three completed fiscal years preceding the year of termination, and the bonus payable for the most recently completed fiscal year. Additionally, the executive is entitled to certain retirement and welfare benefits as further described below in the footnotes to the table. The change of control policy does not include provisions for a “golden parachute” excise tax gross up. Instead, such payments may be subject to reduction (any such payment a ”Reduced Payment”) to the extent it would cause the recipient to receive an “excess parachute payment” (as defined in the Internal Revenue Code) unless the change of control payments, less the amount of any excise taxes payable by the NEO, is greater than the Reduced Payment.
Generally, and subject to certain exceptions, a change of control is deemed to have occurred if:
•a majority of Medtronic’s Board of Directors are individuals other than the nominees for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships;
•another party becomes the beneficial owner of at least 30% of Medtronic’s outstanding voting stock; or
•Medtronic merges or consolidates with another party (other than certain limited types of mergers), or exchanges shares of voting stock of Medtronic for shares of another corporation pursuant to a statutory exchange, sells or otherwise disposes of all or substantially all of Medtronic’s assets, or is liquidated or dissolved.
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If a change of control of Medtronic occurs, awards under Medtronic’s annual incentive plan will accelerate and, subject to certain limitations set forth in the plan, each participant will be entitled to a final award based on certain assumptions as to target performance and salary. On December 9, 2021, shareholders approved the 2021 Medtronic plc Long Term Incentive Plan which replaced the Medtronic, Inc. 2013 Stock Award and Incentive Plan, which previously replaced the Company’s 2008 Stock Award and Incentive Plan, which was amended and restated in connection with the Covidien acquisition. For awards granted under the 2021 Medtronic plc Long Term Incentive Plan, the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan, or the 2008 Stock Award and Incentive Plan, and related award agreements, stock options will only become exercisable in full, and all restrictions under such outstanding restricted stock or units will lapse only if the award is not replaced by a qualifying replacement award that satisfies certain conditions set forth in the plan or, if a replacement award is granted, upon termination of a participant’s employment by the Company without cause or by the participant for good reason during the two years following the date of the change of control.
If a change of control occurs during a plan year, subject to certain limitations, Medtronic’s matching contribution to the 401(k) Plan will equal the greater of Medtronic’s target percentage matching contribution, or if the change of control occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the change of control and disregarding the effects of the change of control.
The table below reflects estimated payments for our NEOs as a result of the change of control policy, assuming on April 25, 2025: (1) the change of control occurred and (2) the Company terminates executive’s employment other than for cause or disability or the executive terminates employment for good reason.

Name	Severance Amount (3)(4)	Accelerated Vesting of Performance Share Units (5)	Accelerated Vesting of Stock Options (6)	Accelerated Vesting of Restricted Stock Units (7)	Present Value Of Increased Pension Benefits (8)	Other (9)	Total

Geoffrey S. Martha	$11,583,000	$22,835,217	$1,230,028	$8,756,069	$—	$604,829	$45,009,143
Thierry Piéton	$3,117,901	$900,053	$—	$2,610,113	$—	$1,973	$6,630,040
Sean M. Salmon (1)	$1,820,195	$7,248,022	$442,040	$2,778,061	$1,080,385	$112,720	$13,481,423
Brett A. Wall	$5,208,000	$7,000,102	$442,040	$2,675,505	$—	$230,462	$15,556,109
Gregory L. Smith	$6,014,400	$6,426,437	$442,040	$3,716,036	$—	$249,598	$16,848,511
Gary L. Corona (2)	$—	$—	$—	$—	$—	$—	$—
Karen L. Parkhill (2)	$—	$—	$—	$—	$—	$—	$—
(1)Mr. Salmon departed from his position as EVP and President, Cardiovascular Portfolio effective May 21, 2025, and will remain a non-executive employee of the Company until September 2, 2025. Effective September 2, 2025 he is no longer eligible for the change of control benefits as described in this table.
(2)Mr. Corona and Ms. Parkhill resigned prior to the fiscal year end on April 25, 2025 and were not eligible for the change of control benefits as described in this table. See the discussion in our Compensation Discussion and Analysis under the heading “Executive Officer Transitions.”
(3)This amount includes three times the sum of (a) the executive’s base salary at the time of termination and (b) the greater of fiscal year 2025’s annual bonus or the average of the annual bonuses for the three most recently completed fiscal years.
(4)This amount also includes the prorated value of the greater of fiscal year 2025’s annual bonus or the average of the annual bonuses for the three most recently completed fiscal years.
(5)This amount represents the value of unvested performance share units (at target) and dividend-equivalent units as of April 25, 2025, at the closing price on that date of $84.16.
(6)This amount represents the market gain (or intrinsic value) of unvested options as of April 25, 2025, at the closing price on that date of $84.16.
(7)This amount represents the value of unvested restricted stock units, RSUs and dividend-equivalent units as of April 25, 2025, at the closing price on that date of $84.16.
(8)This amount reflects the estimated present value of additional pension benefits due to the NEO upon a change of control assuming an additional three years of age and service.
(9)This amount represents the estimated value of the 3-year continuation of Company contributions to certain retirement plans (including the 401(k) plan, the qualified and nonqualified plan), and health and miscellaneous welfare benefits for three years.
MEDTRONIC  I  2025 Proxy Statement   67

Equity Compensation Plan Information

The following table provides information about Medtronic’s ordinary shares issuable upon the exercise of options, warrants and rights under all existing equity compensation plans in effect as of April 25, 2025, including the Medtronic plc 2021 Long Term Incentive Plan, the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan, the Medtronic, Inc. 2008 Stock Award and Incentive Plan, the Medtronic, Inc. 2003 Long-Term Incentive Plan, the Medtronic plc 2024 Employees Stock Purchase Plan, and the Medtronic, Inc. 1998 Outside Director Stock Compensation Plan.

	(a) (2)	(b) (2)	(c) (3)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	38,642,700	$68.29	93,877,690
Equity compensation plans not approved by security holders	—	$—	—
(1)Awards under the Medtronic plc 2021 Long Term Incentive Plan may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, and performance awards. No more than 5% of the shares will be granted pursuant to restricted stock awards if such award will vest in full prior to three years from the award date or if a condition to such vesting is based, in whole or in part, upon performance of the shares or any aspect of Medtronic’s operations and such vesting could occur over a period of less than one year from the award date.
(2)Column (a) includes 27,765,857 shares issuable upon exercise of outstanding options, with a weighted average exercise price of $95.04, and the following equity awards, which increase the number of shares in column (a), decrease the number of shares in column (c), and decreased the weighted average exercise price in column (b): 7,644,266 restricted stock units and their dividend-equivalent units in approved plans, 3,141,061 performance share units and their dividend-equivalent units in approved plans, 34,354 shares issuable pursuant to a nonqualified employee stock ownership plan in approved plans, and 57,162 vested units or exercised shares deferred and not yet issued in approved plans.
(3)Column (c) includes 26,454,240 shares available for issuance as of April 25, 2025 under the Medtronic plc 2024 Employees Stock Purchase Plan and 67,423,450 shares available for issuance as of April 25, 2025 under the Medtronic plc 2021 Long Term Incentive Plan.
CEO PAY RATIO
We are required by SEC rules and regulations to disclose the annual total compensation for our CEO, an estimate of the median annual total compensation for our worldwide employee population excluding our CEO, and the ratio of annual total compensation for our CEO to the annual total compensation for our median employee. For the fiscal year ended April 25, 2025, the annual total compensation for our CEO was $21,240,058 as reported in the “Total” column of the Summary Compensation Table and the annual total compensation for our median employee was $68,770 calculated in accordance with the rules applicable to the Summary Compensation Table. For the year ended April 25, 2025 the annual total compensation for our CEO was 309 times that of our median employee.

For purposes of identifying our median employee, we used our worldwide employee population as of February 1, 2025 which consisted of 100,229 total employees of which 43,513 were employed in the United States and 56,716 were employed in foreign jurisdictions. As permitted by SEC rules and regulations, we excluded leased employees and independent contractors; no employees from entities we acquired during the year ended April 25, 2025 or foreign jurisdiction(s) were excluded. We used income as reported for Federal income tax purposes for employees employed in the United States and an equivalent measure for employees employed in foreign jurisdictions for the 12-month period ending December 31, 2024 as our consistently applied compensation measure, and we annualized this amount for employees who commenced employment during that period. We applied this methodology to our worldwide employee population and did not use any form of statistical sampling.
PAY VERSUS PERFORMANCE
We are required by SEC rules and regulations to disclose the Compensation Actually Paid (CAP) for our NEOs, our cumulative total shareholder return and that of our peers, net income, a company selected measure used in determining compensation, the relationship between CAP and performance metrics, and other measures important for determining pay.
MEDTRONIC  I  2025 Proxy Statement   68

Pay versus Performance Table

Year (1)	Summary Compensation Table (SCT) Paid to Martha (2)	Compensation Actually Paid (CAP) Paid to Martha (3)	Summary Compensation Table (SCT) Paid to Ishrak (2)	Compensation Actually Paid (CAP) Paid to Ishrak (4)	Average SCT Total for Other NEOs (2)	Average CAP to Other NEOs (5)	Value of Initial Fixed $100 Investment Based on (6):		Net Income Attribu-table to Medtronic	Organic Revenue Growth (7)
							TSR (MDT)	Peer Group TSR

2025	$21,240,058	$26,085,386	n/a	n/a	$5,646,694	$4,223,316	$97.82	$148.62	$4,662	4.9%
2024	$20,084,630	$11,124,552	n/a	n/a	$7,588,515	$4,940,646	$89.66	$135.04	$3,676	5.2%
2023	$15,394,633	$3,321,325	n/a	n/a	$5,392,087	$843,886	$98.97	$131.43	$3,758	2.1%
2022	$17,861,949	$2,950,145	n/a	n/a	$7,628,327	$2,907,405	$109.87	$123.71	$5,039	5.5%
2021	$17,507,326	$30,651,481	$8,348,288	$16,158,120	$7,864,709	$13,930,588	$134.80	$132.61	$3,606	3.0%

(1) The Chief Executive Officer (“CEO”) and named officers for the applicable years were as follows:
•FY24: Geoffrey S. Martha served as the Company’s CEO for the entirety of FY25. The Company’s other named officers for FY25 were: Thierry Piéton; Sean M. Salmon; Brett A. Wall; Gregory L. Smith; Gary L. Corona and Karen L. Parkhill.
•FY24: Geoffrey S. Martha served as the Company’s CEO for the entirety of FY24. The Company’s other named officers for FY24 were: Karen L. Parkhill; Gregory L. Smith; Sean M. Salmon; Brett A. Wall; and Robert J. White.
•FY23: Geoffrey S. Martha served as the Company’s CEO for the entirety of FY23. The Company’s other named officers for FY23 were: Karen L. Parkhill; Sean M. Salmon; Rob ten Hoedt; and Robert J. White.
•FY22: Geoffrey S. Martha served as the Company’s CEO for the entirety of FY22. The Company’s other named officers for FY22 were: Karen L. Parkhill; Ivan Fong; Robert J. White; Rob ten Hoedt; and Bradley E. Lerman.
•FY21: Geoffrey S. Martha was appointed CEO from President effective April 27, 2020 (CEO), Omar Ishrak retired from the position CEO effective April 26, 2020 and transitioned to the role of Executive Chairman effective April 27, 2020 and retired as Executive Chairman effective December 11, 2020. The Company’s other named officers for FY21 were: Karen L. Parkhill; Bradley E. Lerman; Robert J. White; Richard E. Kuntz; and Michael J. Coyle.

(2) Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in which the named officer served as CEO in the case of Messrs. Martha and Ishrak and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s named officers other than the individual serving as CEO for all or a portion of such years.

(3) Amounts reported in this column represent the amount of “Compensation Actually Paid” or “CAP” as computed per SEC rules. These amounts do not reflect the actual amount of compensation earned by or paid to Mr. Martha during the applicable fiscal year. The following table summarizes the adjustments made to total compensation in accordance with Item 402(v) of Regulation S-K in order to determine the compensation amounts shown in the table above as being “Compensation Actually Paid.”

Adjustments		Geoff Martha
	2025	2024	2023	2022	2021

Total from Summary Compensation Table (a)	$21,240,058	$20,084,630	$15,394,633	$17,861,949	$17,507,326
Adjustments for defined benefit and actuarial plans
Subtract: Change in Actuarial Present Value reported under the “Change in Pension Value” column of the Summary Compensation Table	$—	$—	$—	$—	$—
Add:“Service Cost” for Pension Plans	$—	$—	$—	$—	$—
Adjustments for stock and options awards
Subtract: Grant date fair value of option and stock awards granted in the fiscal year	$(17,425,365)	$(16,523,862)	$(13,601,045)	$(13,512,795)	$(13,415,762)
Add: Fair value at fiscal year end of outstanding and unvested option and stock awards granted in the fiscal year (b)	$20,269,141	$14,168,356	$12,988,510	$8,542,744	$22,572,320
Add/Subtract: Year-over-Year change in fair value of outstanding and unvested option and stock awards granted in prior fiscal years (c)	$1,947,349	$(5,987,483)	$(7,796,433)	$(9,863,245)	$4,159,382
Add: Vesting date fair value of option and stock awards granted and vesting during the fiscal year (d)	$166,567	$53,167	$—	$—	$—
Add/Subtract: Change as of the vesting date (from the end of the prior fiscal year) in fair value of option and stock awards granted in any prior fiscal year for which vesting conditions were satisfied during the fiscal year, less the fair value (as of end of prior fiscal year) of prior year awards that failed to vest (e)	$(112,365)	$(670,257)	$(3,664,339)	$(78,508)	$(171,785)
Total Impact: Adjustments for option and stock awards	$4,845,328	$(8,960,077)	$(12,073,308)	$(14,911,804)	$13,144,155
Compensation Actually Paid	$26,085,386	$11,124,552	$3,321,325	$2,950,145	$30,651,481
MEDTRONIC  I  2025 Proxy Statement   69

a.Represents Total Compensation as reported in the Summary Compensation Table for each fiscal year
b.Represents the aggregate fair value as of each fiscal year-end of Mr. Martha’s outstanding and unvested option and stock awards granted during the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
c.Represents the aggregate change in fair value during each fiscal year of Mr. Martha’s outstanding and unvested option and stock awards granted in prior fiscal years and held as of the last day of the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
d.Represents the aggregate fair value as of the vesting date for each option and stock award that Mr. Martha was granted and vested during the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
e.Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option and stock award that was granted to Mr. Martha in a prior fiscal year and which vested during the covered fiscal year, less the fair value as of the end of the prior fiscal year of option and stock awards that were granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year, in each case computed in accordance with the Company’s methodology used for financial reporting purposes.

(4) Amounts reported in this column represent the amount of “Compensation Actually Paid” or “CAP” as computed per SEC rules. These amounts do not reflect the actual amount of compensation earned by or paid to Mr. Ishrak during the applicable fiscal year. The following table summarizes the adjustments made to total compensation in accordance with Item 402(v) of Regulation S-K in order to determine the compensation amounts shown in the table above as being “Compensation Actually Paid.”

Adjustments	Omar Ishrak
2021

Total from Summary Compensation Table (a)	$8,348,288
Adjustments for defined benefit and actuarial plans
Subtract: Change in Actuarial Present Value reported under the “Change in Pension Value” column of the Summary Compensation Table	$(46,223)
Add:“Service Cost” for Pension Plans	$220,000
Adjustments for stock and options awards
Subtract: Grant date fair value of option and stock awards granted in the fiscal year	$(2,529,970)
Add: Fair value at fiscal year end of outstanding and unvested option and stock awards granted in the fiscal year (b)	$—
Add/Subtract: Year-over-Year change in fair value of outstanding and unvested option and stock awards granted in prior fiscal years (c)	$3,172,281
Add: Vesting date fair value of option and stock awards granted and vesting during the fiscal year (d)	$3,960,645
Add/Subtract: Change as of the vesting date (from the end of the prior fiscal year) in fair value of option and stock awards granted in any prior fiscal year for which vesting conditions were satisfied during the fiscal year, less the fair value (as of end of prior fiscal year) of prior year awards that failed to vest (e)	$3,033,099
Total Impact: Adjustments for option and stock awards	$7,636,056
Compensation Actually Paid	$16,158,120
a.Represents Total Compensation as reported in the Summary Compensation Table for each fiscal year.
b.Represents the aggregate fair value as of each fiscal year-end of Mr. Ishrak’s outstanding and unvested option and stock awards granted during the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
c.Represents the aggregate change in fair value during each fiscal year of Mr. Ishrak’s outstanding and unvested option and stock awards granted in prior fiscal years and held as of the last day of the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
d.Represents the aggregate fair value as of the vesting date of for each option and stock award that Mr. Ishrak was granted and vested during the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
e.Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option and stock award that was granted to Mr. Ishrak in a prior fiscal year and which vested during the covered fiscal year, less the fair value as of the end of the prior fiscal year of option and stock awards that were granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year, in each case computed in accordance with the Company’s methodology used for financial reporting purposes.

(5) Amounts reported in this column represent the average amount of “Compensation Actually Paid” or “CAP” as computed per SEC rules. These amounts do not reflect the actual average amount of compensation earned by or paid to the other NEOs during the applicable fiscal year. The following table summarizes the adjustments made to total compensation in accordance with Item 402(v) of Regulation S-K in order to determine the compensation amounts shown in the table above as being “Compensation Actually Paid.”

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Adjustments		Other NEOs (a)
	2025	2024	2023	2022	2021

Total from Summary Compensation Table (b)	$5,646,694	$7,588,515	$5,392,087	$7,628,327	$7,864,709
Adjustments for defined benefit and actuarial plans
Subtract: Change in Actuarial Present Value reported under the “Change in Pension”	$(63,814)	$(37,072)	$(169,064)	$(43,448)	$—
Add:“Service Cost” for Pension Plans	$18,833	$28,750	$65,036	$36,654	$—
Adjustments for stock and options awards
Subtract: Grant date fair value of option and stock awards granted in the fiscal year	$(4,448,606)	$(5,147,068)	$(4,208,643)	$(5,759,881)	$(5,022,761)
Add: Fair value at fiscal year end of outstanding and unvested option and stock awards granted in the fiscal year (c)	$4,318,381	$4,234,435	$4,004,121	$4,220,707	$7,351,143
Add/Subtract: Year-over-Year change in fair value of outstanding and unvested option and stock awards granted in prior fiscal years (d)	$271,920	$(1,603,806)	$(2,584,074)	$(2,768,446)	$2,795,957
Add: Vesting date fair value of option and stock awards granted and vesting during the fiscal year (e)	$26,113	$215,343	$13,896	$116,722	$778,078
Add/Subtract: Change as of the vesting date (from the end of the prior fiscal year) in fair value of option and stock awards granted in any prior fiscal year for which vesting conditions were satisfied during the fiscal year, less the fair value (as of end of prior fiscal year) of prior year awards that failed to vest (f)	$(1,546,205)	$(338,451)	$(1,669,474)	$(523,230)	$163,462
Total Impact: Adjustments for option and stock awards	$(1,378,398)	$(2,639,547)	$(4,444,174)	$(4,714,128)	$6,065,879
Compensation Actually Paid	$4,223,316	$4,940,646	$843,886	$2,907,405	$13,930,588
a.See footnote 1 for the reported named executive officers included in the average for each indicated fiscal year.
b.Represents the average Total Compensation as reported in the Summary Compensation Table for the reported named officers each fiscal year.
c.Represents the average aggregate fair value as of each fiscal year-end outstanding and unvested option and stock awards granted to each reported named officer during the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
d.Represents the average aggregate change in fair value during each fiscal year of the reported named officers outstanding and unvested option and stock awards granted in prior fiscal years and held as of the last day of the covered fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
e.Represents the average aggregate fair value as of the vesting date of for each option and stock award that was granted and vested during the covered fiscal year to the reported named officers, computed in accordance with the Company’s methodology used for financial reporting purposes.
f.Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option and stock award that was granted to the reported named officers in a prior fiscal year and which vested during the covered fiscal year, less the fair value as of the end of the prior fiscal year of option and stock awards that were granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year, in each case computed in accordance with the Company’s methodology used for financial reporting purposes.

(6) The Peer Group TSR in the table utilizes the S&P 500 Health Care Index (S&P 500 Health Care Index), which the company also utilizes in the stock performance graph required by Item 201(e) of Regulation S-K included in the 2025 Form 10-K. The comparison assumes $100 (including reinvested dividends) was invested for the period starting April 24, 2020 through April 25, 2025 (i) the company and (ii) the S&P 500 Health Care Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(7) The company selected organic revenue growth as the most important financial performance measure that is not otherwise required to be disclosed in the table used to link compensation actually paid to our NEOs including our CEO for the most recently completed fiscal year to the company’s performance. Organic revenue growth represents FY25 revenue in comparison to FY24 revenue at constant currencies adjusted for significant acquisitions, divestitures, and other significant discrete items. The currency impact to revenue measures the change in revenue between current and prior year periods using constant exchange rates. Top line Revenue Growth (organic) continues to be a key driver of shareholder value. For prior year non-GAAP reconciliations for the company selected measure, refer to the Schedule 14A Proxy filings with the SEC in previous years.

Financial Performance Measures

We believe the compensation paid, calculated in accordance with SEC disclosure rules, in each of the years reported above are reflective of the Compensation Committee’s emphasis on “pay-for-performance.” As described in the “Compensation Discussion and Analysis” starting on page 32, our approach to the Company’s compensation programs aligns the interests of all our executives, including NEOs, with those of all stakeholders, particularly shareholders. The most important financial measures used by the Company to link Compensation Actually Paid (as defined by SEC rules) to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are:

Revenue Growth	EPS	Total Shareholder Return	Free Cash Flow

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Relationship Between CAP and Company Performance

While we utilize several performance measures to align executive compensation with performance, we do not present all of these measures in the Pay versus Performance table above. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic depictions of the relationships between information presented in the Pay versus Performance table.

CAP and TSR
The chart below reflects the relationship between Mr. Martha, Mr. Ishrak and Average NEO’s CAP versus Medtronic’s TSR and the Peer Group TSR over the five most recently completed fiscal years with TSR calculated in accordance with the methodology described above.

CAP and Net Income
The chart below reflects the relationship between Mr. Martha, Mr. Ishrak and Average NEO’s CAP versus the GAAP Net Income Attributable to Medtronic over the five most recently completed fiscal years.

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CAP and Revenue Growth
The chart below reflects the relationship between Mr. Martha, Mr. Ishrak and Average NEO’s CAP versus Medtronic’s Organic Revenue Growth over the five most recently completed fiscal years.

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Report of the Audit Committee
The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of Medtronic’s financial reporting and compliance programs. In particular, the Audit Committee reviews the independence, qualifications and performance of Medtronic’s independent registered public accounting firm and the performance of its internal auditors. The Audit Committee also has responsibility for oversight of Medtronic’s compliance with legal and regulatory requirements. In this role, the Audit Committee, among other things, oversees Medtronic’s policies and programs reasonably designed to ensure that Medtronic’s relationships with, and payments to, health care providers are appropriate and lawful, and receives reports of Company and third-party reviews of such matters. As of the date of this report, the Audit Committee consisted of the four members listed below, each of whom is an independent director in accordance with the Securities and Exchange Commission (“SEC”) and New York Stock Exchange requirements, meets additional independence standards applicable to audit committee members and qualifies as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.
Medtronic’s management is responsible for preparing Medtronic’s financial statements and the overall reporting process, including Medtronic’s system of internal controls. The Audit Committee is directly responsible for the compensation, appointment and oversight of Medtronic’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”). PricewaterhouseCoopers reports directly to the Audit Committee. PricewaterhouseCoopers is responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles in the United States (“U.S. GAAP”) and auditing the Company’s internal control over financial reporting. The Audit Committee also meets privately in separate executive sessions periodically with management, internal audit, compliance and representatives from Medtronic’s independent registered public accounting firm.
In this context, the Audit Committee has held discussions with management and PricewaterhouseCoopers. Management represented to the Audit Committee that Medtronic’s consolidated financial statements were prepared in accordance with U.S. GAAP, and the Audit Committee has reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers.
PricewaterhouseCoopers has informed the Audit Committee that, in its opinion, the consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows that accompany Medtronic’s 2025 Annual Report present fairly, in all material respects, the financial position of Medtronic and its subsidiaries at April 25, 2025, and April 26, 2024, and the results of Medtronic’s operations and cash flows for each of the three fiscal years in the period ended April 25, 2025, are in conformity with U.S. GAAP.
The Audit Committee also has discussed with PricewaterhouseCoopers the matters required to be discussed by Auditing Standard No. 1301 (Communications With Audit Committees), as amended, and requested any other relevant input from PricewaterhouseCoopers. PricewaterhouseCoopers provided to the Audit Committee, and the Audit Committee received, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers’ communications with the audit committee concerning independence, and the Audit Committee discussed with PricewaterhouseCoopers their independence.
Based on the considerations above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in Medtronic’s Annual Report on Form 10-K for fiscal year 2025 for filing with the SEC. The Audit Committee has appointed PricewaterhouseCoopers as Medtronic’s independent registered public accounting firm for fiscal year 2026 and recommended that the Board of Directors submit this appointment to the Company’s shareholders for ratification at the Annual General Meeting. Audit and any permitted non-audit services provided to Medtronic by PricewaterhouseCoopers are pre-approved by the Audit Committee.

AUDIT COMMITTEE:

Gregory P. Lewis, Chair Scott C. Donnelly Lidia L. Fonseca Randall J. Hogan III

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Audit and Non-Audit Fees
The following table presents fees for professional audit services rendered by PricewaterhouseCoopers for the audit of Medtronic’s annual financial statements for the fiscal years ended April 26, 2024 and April 25, 2025, and fees for other services rendered by PricewaterhouseCoopers. All of the audit, audit-related, tax and all other fees were approved by the Audit Committee.

	Fiscal 2024	Fiscal 2025

Audit Fees(1)	16,647,000	15,381,000
Audit-Related Fees(2)	2,410,000	4,322,000
Tax Fees(3)	1,449,000	684,000
All Other Fees(4)	7,000	11,000
(1)Audit services consisted principally of domestic and international audits, statutory audits and assessment of internal control over financial reporting.
(2)Audit-related services consisted principally of procedures related to statutory reporting, employee benefit plans, and other agreed upon audit procedures. In fiscal 2025, these fees also included services related to the carve-out audit of the Diabetes business.
(3)Tax-related services consisted principally of services related to assistance with transfer pricing, tax compliance, tax planning, and tax audits.
(4)Other service fees consisted principally of services related to special non-audit reports.

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Proposal 2 – Non-Binding Ratification of Appointment of Independent Auditor and Binding Authorization of the Board of Directors, Acting Through the Audit Committee, to Set Auditor Remuneration
The Board of Director’s Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent external auditor for the fiscal year ending April 24, 2026 and recommended that the Board of Directors submit this appointment to the Company’s shareholders for ratification at the Annual General Meeting. PricewaterhouseCoopers LLP has been retained as our external auditor continuously since fiscal year 1963. The Audit Committee is responsible for the audit fee negotiations associated with the retention of PricewaterhouseCoopers. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of our independent external audit firm. Further, in conjunction with the mandated rotation of the auditing firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of PricewaterhouseCoopers’ new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers to serve as the Company’s independent external auditor is in the best interests of the Company’s shareholders.
As required by the Audit Committee Charter and Irish law, the Board of Directors is submitting for shareholder ratification the selection of PricewaterhouseCoopers LLP and the authorization of the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration. If the shareholders do not so ratify, the Audit Committee will reconsider its selection.
The ratification of the appointment of PricewaterhouseCoopers LLP as the independent external auditor of the Company for the fiscal year ending April 24, 2026 and the authorization of the Board of Directors, acting through the Audit Committee, to set the auditors’ remuneration is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting in order to be approved.
Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual General Meeting, will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.
THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 2 IS AS FOLLOWS:
“RESOLVED, that the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for the fiscal year ending April 24, 2026, be and is hereby ratified in a non-binding vote and that the Board of Directors, acting through the Audit Committee, be and is hereby authorized in a binding vote to set the remuneration of the auditor.”

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☑
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NON-BINDING RATIFICATION OF THIS APPOINTMENT AND THE BINDING AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE AUDITOR’S REMUNERATION.

Effect of Proposal

Even if the selection of PricewaterhouseCoopers LLP is ratified, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its shareholders. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year, but is not bound by the shareholders’ vote.
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Proposal 3 – Advisory Resolution to Approve Named Executive Officer Compensation (“Say-on-Pay”)
Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis (“CD&A”), tabular disclosures and related narrative of this proxy statement. The Board of Directors has adopted a policy of providing for annual “Say-on-Pay” advisory votes. The next such advisory vote will occur at this Annual General Meeting of Shareholders.
As discussed in more detail in the CD&A, Medtronic’s executive compensation program is designed to attract, motivate and retain top talent; emphasize incentive compensation alignment with sustained profitable growth; align with shareholder interests by encouraging executive stock ownership and linking a meaningful portion of compensation to the value of Medtronic ordinary shares; and discourage inappropriate risk-taking.
All executive compensation elements are targeted in a competitive range relative to our market definition, with actual compensation delivered based on Company, team and individual performance. At-Risk compensation constitutes 86% to 93% of target NEO compensation, and target long-term performance-based compensation constitutes 72% to 83% of NEO compensation.
In addition to aligning total compensation with Company performance, the Company has actively promoted an overall compensation philosophy that is in the best interests of the Company’s shareholders. For example, the change of control policy does not include any excise tax gross-up provisions, and equity awards granted under the 2021 Medtronic plc Long Term Incentive Plan that are replaced in connection with a change of control do not vest on the occurrence of a change in control and instead vest only if a participant is involuntarily terminated with a limited period following the change of control. Further, the Company does not provide excessive perquisites or benefits to our NEOs, requires each executive to retain significant portions of his or her equity compensation awards in support of our stock ownership guidelines, continues to follow a clawback policy that allows the Company to recapture equity compensation and other incentive awards paid to an executive who engages in misconduct, and has adopted a policy for recovery of erroneously awarded compensation in the event of an accounting restatement, in accordance with Exchange Act Rule 10D-1 and NYSE Rule 303A.14.
Approval on an advisory basis of the compensation of our named executive officers is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting in order to be approved.
THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL NO. 3 IS AS FOLLOWS:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation awarded to the named executive officers, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement for this Annual General Meeting.”

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

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Effect of Proposal

The Say-on-Pay resolution is non-binding. The approval or disapproval of this proposal by shareholders will not require the Board or the Compensation and Talent Committee to take any action regarding Medtronic’s executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address shareholder disapproval remains with the Board and the Compensation and Talent Committee. The Board, however, values the opinions of our shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future executive compensation decisions.
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Proposal 4 – Renewal of the Board’s Authority to Issue Shares Under Irish Law
Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. The Company’s current authorization, approved by shareholders at our 2024 Annual General Meeting, is to issue up to 20% of the aggregate nominal value of the issued share capital of the Company as of August 5, 2024, which authority will expire on April 17, 2026, unless previously renewed, varied or revoked. We are presenting this proposal to renew the Board’s authority to issue authorized but unissued shares on the terms set forth below. If this proposal is not approved, the Company will have a limited ability to issue new shares after April 17, 2026.

We are seeking approval to authorize our Board to issue up to a maximum of 20% of our issued ordinary share capital as of August 14, 2025 (the latest practicable date before this proxy statement), for a period expiring 18 months from the passing of this resolution, unless otherwise renewed, varied or revoked. The Board expects to propose a renewal of this authorization on a regular basis at our annual general meetings in future years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Articles of Association pursuant to the terms set forth below. In addition, because we are a New York Stock Exchange (NYSE)—listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of NYSE and the SEC, including those rules that limit our ability to issue shares in specified circumstances without obtaining shareholder approval. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on NYSE. Accordingly, approval of this resolution would merely place us on equal footing with other NYSE-listed companies. Renewal of the Board’s authority to issue shares is fully consistent with NYSE rules and listing standards and with U.S. capital markets practice and governance standards.
A majority of the votes cast at the Annual General Meeting will be required to renew the authorization of the Board to issue shares.
THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 4 (WHICH IS PROPOSED AS AN ORDINARY RESOLUTION) IS AS FOLLOWS:
“RESOLVED, that the directors be and they are, with effect from the passing of this resolution, hereby generally and unconditionally authorized pursuant to section 1021 of the Companies Act 2014 to exercise all the powers of the Company to allot and issue relevant securities (within the meaning of the said section 1021 of the Companies Act 2014) up to an aggregate nominal amount of $25,657.57 (being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as of August 14, 2025 (the latest practicable date before the proxy statement for this Annual General Meeting)). The authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked by the Company; provided that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred by this resolution had not expired.”

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RENEWAL OF ITS AUTHORITY TO ISSUE SHARES UNDER IRISH LAW.

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Proposal 5 – Renewal of the Board’s Authority to opt out of Statutory Pre-Emption Rights Under Irish Law
Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the pre-emption right). At the 2024 Annual General Meeting, our shareholders granted the Board authority to opt out of pre-emption rights with such authority to expire on April 17, 2026, unless previously renewed, varied or revoked. We are therefore proposing to renew the Board’s authority to opt-out of the pre-emption right on the terms set forth below.

We are seeking approval to authorize our Board to opt out of the pre-emption rights provision in the event of (1) the issuance of shares for cash in connection with any rights issue and (2) any other issuance of shares for cash, if the issuance is limited to up to 20% of our issued ordinary share capital as of August 14, 2025 (the latest practicable date before this proxy statement), for a period expiring 18 months from the passing of this resolution, unless otherwise renewed, varied or revoked. The Board expects to propose a renewal of this authorization on a regular basis at our annual general meetings in future years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. Similar to the authorization sought for Proposal 4, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash after April 17, 2026, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders, which could cause delays in the completion of acquisitions and the raising of capital for our business. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on NYSE. Accordingly, approval of this resolution would merely place us on equal footing with other NYSE-listed companies. Renewal of the Board’s authorization to opt out of the pre-emption rights as described above is fully consistent with NYSE rules and listing standards and with U.S. capital markets practice and governance standards.

75% of the votes cast at the Annual General Meeting will be required to renew the authorization of the Board to opt out of statutory pre-emption rights. In addition, this proposal is conditioned upon the approval of Proposal 4, as required by Irish law.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 5 (WHICH IS PROPOSED AS A SPECIAL RESOLUTION, AS REQUIRED UNDER IRISH LAW) IS AS FOLLOWS:

“RESOLVED, that, subject to and conditional on the passing of the resolution in respect of Proposal No. 4 as set out in the proxy statement for this Annual General Meeting and with effect from the passing of this resolution, the directors be and they are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (within the meaning of section 1023 of the Companies Act 2014) for cash, pursuant to the authority conferred by Proposal No. 4 as if section 1022(1) of that Act did not apply to any such allotment, provided that this power shall be limited to:

(a) the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

(b) the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $25,657.57 (being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of
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the Company as of August 14, 2025 (the latest practicable date before the proxy statement for this Annual General Meeting)),

and, in each case, the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RENEWAL OF BOARD’S AUTHORITY TO OPT OUT OF STATUTORY PRE-EMPTION RIGHTS UNDER IRISH LAW.

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Proposal 6 – Authorization of the Company and Any Subsidiary of the Company to Make Overseas Market Purchases of Medtronic Ordinary Shares
We have historically used open-market share purchases as a means of returning cash to shareholders and managing the size of our base of outstanding shares. These are longstanding objectives that the Board believes are important to continue.

Pursuant to Article 12 of our Articles of Association, the Board is authorized to effect a repurchase of ordinary shares by way of redemption, and to date all share repurchases have been effected in this manner. However, in order to maintain the flexibility to effect share repurchases by the Company, or any subsidiary of the Company, as “overseas market purchases” for the purposes of the Irish Companies Act 2014 (“the Irish Companies Act”), the Board is required under Irish law to obtain shareholder approval. Whether or not this proposed resolution is passed, the Company will retain its ability to effect repurchases as redemptions pursuant to its Articles of Association, although subsidiaries will not be able to make open-market purchases of ordinary shares. Passage of this proposal would give the Company flexibility under Irish law to permit subsidiaries to make the purchases.

In this proposal, shareholders are being asked to authorize for a period of 18 months, the Company, or any of its subsidiaries, to make open market purchases of up to 128,287,833 Medtronic ordinary shares, which represents 10% of the Company’s issued and outstanding shares as of August 14, 2025, as and when directed by any plan or program approved by the Board of Directors.

In connection with the parameters established with the Board regarding our proposed share repurchase program, these purchases would be made only at price levels that the directors would consider to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position. In addition, the price that may be paid for these shares shall not be less than 70% or more than 120% of the then closing market price of those shares on the New York Stock Exchange the day preceding the day on which the relevant shares are purchased.

As required under Irish law, the resolution in respect of this proposal is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 6 (WHICH IS PROPOSED AS AN ORDINARY RESOLUTION, AS REQUIRED UNDER IRISH LAW) IS AS FOLLOWS:

“RESOLVED, that the Company and any subsidiary of the Company are hereby generally authorized to make overseas market purchases of the Company’s ordinary shares, par value US$0.0001 each (“shares”), on such terms and conditions and in such manner as the Board of Directors of the Company may determine from time to time but subject to the following provisions:

(a) The maximum number of shares authorized to be acquired by the Company and any subsidiaries of the Company pursuant to this resolution shall not exceed 128,287,833 shares.

(b) The maximum price to be paid for any share shall not be more than 120% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(c) The minimum price to be paid for any share shall not be less than 70% of the closing price on the New York Stock Exchange for the shares on the day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(d) This general authority will be effective from the date of passing of this resolution.
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(e) This general authority is to expire 18 months from the date of the passing of this resolution, unless previously renewed, varied or revoked by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.”

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO AUTHORIZE THE COMPANY AND ANY SUBSIDIARY OF THE COMPANY TO MAKE OVERSEAS MARKET PURCHASES OF MEDTRONIC ORDINARY SHARES.
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Explanation of Proposals 7 and 8 – Resolutions Related to Creation of Distributable Reserves
From time to time, Irish companies seek shareholder approval to create additional distributable reserves. Distributable reserves generally means the accumulated realized profits of the Company less accumulated realized losses of the Company, and includes reserves created by way of a reduction in the share premium account. Under Irish law, we need sufficient distributable reserves to make distributions to our shareholders including in the form of dividends or to repurchase or redeem our shares. Proposals 7 and 8 are asking shareholders to 1) approve an amendment to our Articles of Association to facilitate the conversion of an undistributable reserve standing to the credit of our profit and loss account into share premium; and 2) approve a reduction of our share premium to create additional distributable reserves.

We last reduced our share premium in February 2015 when we created distributable reserves of approximately $59 billion. As a result of the cash dividends we have paid to our shareholders and repurchasing or redeeming shares under our share repurchase programs, our distributable reserves have been significantly reduced and as of April 25, 2025, our distributable reserves were approximately $12.7 billion.

In order to maintain our ability to continue making distributions to shareholders and repurchasing or redeeming shares under our repurchase programs, we are asking shareholders to approve Proposals 7 and 8 to facilitate the creation of additional distributable reserves, as discussed further below.

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Proposal 7 – Amendment of Article 177 of the Company’s Articles of Association to facilitate the capitalization of certain of the Company’s non-distributable reserves.
As of April 25, 2025, we had a reserve of approximately $37.2 billion standing to the credit of the Company’s profit and loss account (the “Non-Distributable P&L Reserve”) that arose as part of a planned internal re-organization completed in 2024. The Non-Distributable P&L Reserve is not considered part of the Company’s distributable reserves under Irish law and hence cannot be used to pay dividends or to repurchase or redeem shares. In order to convert the Non-Distributable P&L Reserve into distributable reserves, we are proposing first to capitalize the Non-Distributable P&L Reserve (the “Capitalization”). The Capitalization will increase the amount standing to the credit of the Company’s share premium account by the amount of the balance of the Non-Distributable P&L Reserve less the aggregate nominal value of any bonus shares issued by the Company as part of the Capitalization. We are then proposing (subject to the approval of Proposal 8) to reduce the share premium arising upon the Capitalization to create additional distributable reserves.

In order to facilitate the Capitalization, we are asking shareholders to approve certain clarificatory amendments to Article 177 of the Company’s Articles of Association. These amendments are required to authorize the Board to capitalize any profits available for distribution and any sum, for the time being, standing to the credit of any of the Company’s other reserve accounts whether distributable or non-distributable and to appropriate and apply the sum resolved to be capitalized in paying up in full unissued shares to be allotted to any shareholder or any class of shareholders, of a nominal value or a nominal value plus share premium, equal to the sum capitalized. If the Company’s shareholders approve this Proposal, the Company intends to implement the Capitalization as soon as practicable following the Annual General Meeting to facilitate the creation of additional distributable reserves.

The full text of the proposed Article 177 compared to the text of the existing Article 177 is separately set forth in Appendix B to this proxy statement.

75% of the votes cast at the Annual General Meeting will be required to amend Article 177 in the manner described above.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 7 (WHICH IS PROPOSED AS A SPECIAL RESOLUTION, AS REQUIRED UNDER IRISH LAW) IS AS FOLLOWS:

“RESOLVED that the Articles of Association of the Company be and are hereby amended by the deletion of the existing Article 177 and its replacement by the new Article 177 in the form set forth in Appendix B to this proxy statement.”

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF ARTICLE 177 OF THE COMPANY’S ARTICLES OF ASSOCIATION
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Proposal 8 – Approval of a Capital Reduction to Create Distributable Reserves under Irish Law
Section 84 of the Irish Companies Act 2014 enables a company, subject to shareholder approval and the confirmation of the Irish High Court, to create distributable reserves through a reduction of company capital.

In this proposal, shareholders are being asked to approve a reduction of our company capital by up to the entire balance of our share premium account as of the date we apply to the Irish High Court for confirmation of the share capital reduction, or such other lesser amount as the Board (or any duly authorized committee or such other person as may be authorized by the Board) or the Irish High Court may determine, and to treat the reserves created on such reduction as distributable (the “Share Capital Reduction”). As discussed above, the Share Capital Reduction would provide us with flexibility to continue making distributions to shareholders and repurchasing or redeeming shares under our share repurchase programs.

As of April 25, 2025, the amount standing to the credit of our share premium account was approximately $57.5 billion. If Proposal 7 is approved, the Board intends to effect the Capitalization as soon as practicable following the Annual General Meeting to create an additional approximately $37.2 billion in share premium, bringing the maximum amount of share premium that may be reduced to approximately $94.7 billion.

If the Company’s shareholders approve this proposal, the Company intends to promptly apply to the Irish High Court for confirmation of the resolution following the Annual General Meeting, following which, if the Irish High Court approves it, the Share Capital Reduction will become effective. Although the Company is not aware of any reason why the Irish High Court would not confirm the reduction of capital so as to enable us to create distributable reserves, there is no guarantee of such confirmation.

75% of the votes cast at the Annual General Meeting will be required to approve the creation of distributable reserves through a reduction of company capital in the manner described above.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 8 (WHICH IS PROPOSED AS A SPECIAL RESOLUTION, AS REQUIRED UNDER IRISH LAW) IS AS FOLLOWS:

“RESOLVED, as a special resolution, that, subject to and with confirmation from the Irish High Court, in accordance with Sections 84 and 85 of the Companies Act 2014, the company capital of the Company be reduced in the following manner:

(a) subject to (b) below, the entire amount standing to the credit of the share premium account of the Company as of the date upon which the Irish High Court’s confirmation of this special resolution is sought (the “Authorized Amount”), or such lesser amount as the Irish High Court may determine, be cancelled and extinguished such that the reserve resulting from such cancellation be treated as profits available for distribution as defined by section 117 of the Companies Act 2014; and

(b) the Board of Directors, acting through one or more of the Company’s directors, secretary or executive officers, be and is hereby authorized to determine, on behalf of the Company, to proceed to seek confirmation from the Irish High Court to a reduction of company capital by the Authorized Amount or such lesser amount as the Board of Directors may approve in their absolute discretion, or to determine not to proceed to seek confirmation of the Irish High Court at all in pursuance of paragraph (a) above.”

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SHARE CAPITAL REDUCTION
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Proposal 9 - Amendment of the Company’s Articles of Association to Update the Advance Notice Provisions

The Company’s Articles of Association provide shareholders with the right to propose business and nominees for election to the Board at a general meeting. To exercise such right, a shareholder must deliver notice to the Company in accordance with the timeframes and processes described in the Company’s Articles of Association, which provisions are typically referred to as “advance notice” provisions. In order to align these advance notice provisions with current corporate governance norms and practices, including those that have developed in connection with the SEC’s adoption of “universal proxy card” requirements pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, the Board believes that (i) the time frame during which any such notice should be delivered to the Company should be adjusted so that such notices must be delivered not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of the Company, and (ii) any shareholder who desires to propose business to be voted on at a meeting or a nominee for election to the Board should provide meaningful disclosure so that the Board and shareholders can adequately assess the proposal or nominee. In light of those principles, the Board proposes to amend our Articles of Association to (i) modify the timeframe for delivery of notice of a proposal or nomination, (ii) enhance the current disclosure obligations applicable to shareholder proposals and nominations provided in the Company’s advance notice provisions, and (iii) make certain other administrative updates to the Articles to effect the advance notice amendments.

Specifically, the Board believes that making the following amendments to the advance notice provisions in our Articles of Association is in the best interests of the Company and its shareholders:

Item	Current Provision	Proposed Amendment
Timely Notice	Not less than 50 nor more than 90 days prior to the date of the meeting.
Not less than 90 nor more than 120 days prior to (i) the meeting date in the case of an extraordinary general meeting, or (ii) the anniversary date for the prior year’s annual general meeting, in the case of an annual general meeting.

Representation regarding intent to remain a holder of record through the date of the meeting and intent to appear at the meeting to propose the business or nominee specified in the notice.	No requirement to provide.	Must be provided.
Describe derivative instruments and short positions related to the Company’s securities that are held by the proposing shareholder and any director nominee.	No requirement to provide.	Must be provided.
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Description of (i) in the case of a business proposal, any material interests of the proposing shareholder in such business proposed and description of all agreements between the proposing shareholder and any beneficial owners on whose behalf the proposal is being submitted, or any others in connection with the proposal, and (ii) in the case of a director nomination, any agreements between the proposing shareholder, the nominee, and any others pertaining to the nomination or other business proposed at the meeting.	No requirement to provide.	Must be provided.
Description of any proxies, contracts, arrangements, understandings or relationships between the proposing shareholder and any other person that would be required to be disclosed on Schedule 13D or pursuant to which such persons have a right to vote any shares of the Company.	No requirement to provide.	Must be provided.
Representation that the shareholder proponent will update its notice and any other information provided to the Company in connection with the proposal or nomination.	No requirement to provide.	Updated information must be provided so that the information is true and correct as of the record date, the date that is ten business days prior to the meeting, and through the date of the meeting.
Representation whether shareholder proponent intends to deliver a proxy statement or solicit proxies.	No requirement to provide.	Must be provided.
Written statement that a director nominee (i) has read and will abide by the Company’s Principles of Corporate Governance, Code of Conduct and any other of the Company’s policies or guidelines applicable to directors, (ii) is not and will not become a party to any agreements that, if elected, the nominee will vote on any issues that has not been disclosed to the Company or could interfere with that person’s fiduciary duties, and (iii) is not and will not become a party to any agreements related to director compensation in connection with that person’s nomination or service as a director that has not been disclosed to the Company.	No requirement to provide.	Must be provided.
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Representations, certifications and consents regarding compliance with Rule 14a-19 of the Exchange Act.	Not addressed.	Nominating shareholder must represent that it will solicit proxies from shareholders holding at least 67% of the voting power, provide evidence that it has complied with such requirement, notify the Company of the withdrawal of any nominee, and comply with Rule 14a-19 and Irish law.
Limit the number of nominees that a proposing shareholder may nominate to the number of directors to be elected at the relevant meeting.	No such limitation.	Such limitation applies.

The description set forth above is only intended to be a summary of the amendments proposed to be made to the Company’s Articles of Association pursuant to this proposal, and is qualified in its entirety by reference to the full text of the amended provisions in the Articles of Association, which is attached to this proxy statement as Appendix C. We encourage you to read and consider Appendix C in its entirety before you cast your vote.

75% of the votes cast at the Annual General Meeting will be required to amend the Articles of Association in the manner described above.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 9 (WHICH IS PROPOSED AS A SPECIAL RESOLUTION, AS REQUIRED UNDER IRISH LAW) IS AS FOLLOWS:

“RESOLVED, as a special resolution, that the Articles of Association of the Company be and are hereby amended in the manner provided in Appendix C to this proxy statement.”

☑	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF ASSOCIATION IN THE MANNER DESCRIBED ABOVE
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Questions and Answers About the Annual General Meeting
Medtronic plc
Registered Address—
Principal Executive Office Suite
Building 2
Parkmore Business Park West
Co. Galway, H91 4K49
Ireland
This proxy statement, the proxy form, Medtronic’s annual report for the year ended April 25, 2025, and our Irish Statutory Financial Statements for the year ended April 25, 2025, will be made available or sent to shareholders commencing on or about September 4, 2025.
Voting by Proxy

Shareholders of the Company who are entitled to attend and vote at the Annual General Meeting are entitled, by voting over the internet, by voting over the telephone, or by using the form provided (or the form in section 184 of the Irish Companies Act 2014), to appoint a proxy or proxies to attend and vote at the Annual General Meeting on their behalf. A proxy is not required to be a shareholder of the Company.
Appointments of proxies can be made as detailed in the section entitled Proxy Summary. In particular, if you are a shareholder of record of Medtronic and you choose to submit your proxy by telephone, your use of that telephone system, and specifically the entry of your pin number or other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014, of each of Michelle Quinn and Courtney Nelson Wills or their duly appointed designees as your proxy to vote your shares on your behalf in accordance with your telephone instructions.
How Proxies Will Be Voted

The individuals named above have advised the Board of their intention to vote at the meeting in accordance with instructions on all proxy forms submitted by shareholders and, where no contrary instruction is indicated on the proxy form, as follows: for the election by separate resolution of the individuals nominated to serve as directors; for the ratification, in a non-binding vote, of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2026 and authorizing, in a binding vote, the Board of Directors, through the Audit Committee, to set the auditor’s remuneration; for approval on an advisory basis of the Company’s executive compensation; for renewal of the Board’s authority to issue shares under Irish law; for renewal of the Board’s authority to opt out of statutory pre-emption rights under Irish law; for the authorization of overseas market purchases of Medtronic ordinary shares; for amending Article 177 of the Company’s Articles of Association to authorize the Board to capitalize any profits available for distribution; for approval of a capital reduction to create distribution reserves under Irish law; and for amendments to the Company’s Articles of Association to update the advance notice provisions. The Board of Directors knows of no other matter to be presented at the Annual General Meeting. If any other business properly comes before the Annual General Meeting or any adjournment or postponement thereof, the proxies will vote on that business in accordance with their best judgment.
You may revoke a proxy by submitting a later-dated proxy, by notifying Medtronic by email, letter sent to Medtronic’s registered office, or other verifiable communication before the meeting or by revoking it at the meeting. Attendance at the meeting will not, by itself, revoke a proxy. All properly executed or transmitted proxies not revoked will be voted at the meeting.
Voting at the Meeting

Each Medtronic shareholder of record at the close of business on August 22, 2025, is entitled to one vote for each share then held. As of August 14, 2025, 1,282,878,336 Medtronic ordinary shares (par value US $0.0001 each) were outstanding and entitled to vote.
At the 2025 Annual General Meeting, the inspector of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and tabulate the results of shareholder voting. As provided by the Company’s Articles of Association, one or more shareholders present in person or by proxy holding not less than a majority of the issued and outstanding shares of Medtronic entitled to vote at the meeting will constitute a quorum. The inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed and transmitted proxies even if marked “abstain” as to some matters. The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to
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come before the meeting. If a quorum is not present, we may propose to adjourn the Annual General Meeting and reconvene at a later date.
Adoption of proposals 1, 2, 3, 4 and 6 will require the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy, and adoption of Proposals 5, 7, 8, and 9 will require the affirmative vote of 75% of the votes cast by holders of ordinary shares represented at the Annual General Meeting in person or by proxy.

Abstentions and broker non-votes will not be considered votes cast at the Annual General Meeting. The practical effect of this is that abstentions and shares held in “street name” by brokers that are not voted in respect of these proposals will not have any effect on the outcome of voting on such proposals.
There is no requirement under Irish law that Medtronic’s Irish Statutory Financial Statements for the fiscal year ended April 25, 2025 or the related directors’ and auditor’s reports thereon be approved by the shareholders, and no such approval will be sought at the Annual General Meeting.
Other than as set out in this Proxy Statement, the Board of Directors know of no other matter to be presented at the Annual General Meeting.
Admission to the Meeting

If you wish to attend the Annual General Meeting, you must be a shareholder on the record date and request an admission ticket in advance by visiting www.proxyvote.com and following the instructions provided (you will need the control number included on your proxy card, voter instruction form or notice), or bring proof of ownership of ordinary shares to the meeting. Tickets will be issued to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.
Requests for admission tickets must be received no later than October 14, 2025. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their admission ticket. If you do not request an admission ticket in advance, we will need to determine if you owned ordinary shares on the record date by:
•verifying your name and share ownership against our list of registered shareholders; or
•asking to review evidence of your share ownership as of August 22, 2025, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting.
Seating will begin at 7:45 a.m. and the meeting will begin at 8:00 a.m. local time, Dublin, Ireland. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check-point before being granted access to the meeting.
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Other Information
Expenses of Solicitation

Medtronic’s Board of Directors solicits your proxy for use at the 2025 Annual General Meeting of shareholders and any adjournments or postponements of the meeting.

Medtronic will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Medtronic, without extra compensation, may solicit proxies by mail, telephone, email, fax, telex, telegraph or special letter.
We have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, including the reimbursement of customary disbursements, that is not expected to exceed $20,000 in the aggregate. Brokerage firms, nominees, custodians and fiduciaries may be asked to forward proxy soliciting material to the beneficial shareholders. All reasonable soliciting costs will be borne by Medtronic.
Shareholder Proposals and Director Nominations

In order for a shareholder proposal, other than for a nomination for director, to be considered timely for inclusion in Medtronic’s proxy statement for the 2026 Annual General Meeting, the written proposal must be received by the Company Secretary at Medtronic’s registered office no later than May 7, 2026. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.
A shareholder, or group of no more than 20 shareholders, that has owned continuously for at least three years a number of shares that represent at least 3% of Medtronic’s outstanding shares, may nominate and include in Medtronic’s proxy materials director nominees collectively constituting up to 20% of the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements of Medtronic’s Articles of Association. Notice of proxy access director nominees for the 2026 Annual General Meeting must be received no earlier than April 7, 2026 and no later than May 7, 2026.
Medtronic’s Articles of Association provide that a shareholder may present a proposal or nominee for director from the floor of the Annual General Meeting that is not included in the proxy statement if proper written notice is received by the Company Secretary at Medtronic’s registered office not less than 50 nor more than 90 days prior to the Annual General Meeting date (or, in the event Proposal 9 is adopted, not less than 90 days and not more than 120 days prior to the anniversary date of the prior year’s Annual General Meeting). If less than 60 days’ notice of the meeting date is given, the submission will be considered timely if it is received by the close of business on the 10th day following the day on which notice of the meeting is given. Any such proposal or nomination must provide the information required by Medtronic’s Articles of Association and comply with any applicable laws and regulations. If the shareholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, Medtronic may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such shareholder proposal.

In addition to satisfying requirements under Medtronic’s Articles of Association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (no later than August 17, 2026, for the 2026 Annual General Meeting).

All submissions to, or requests from, the Company Secretary should be made to Medtronic’s registered office at Principal Executive Office Suite, Building 2, Parkmore Business Park West, Co. Galway, H91 4K49, Ireland, Attn: Company Secretary.
Delivery of Documents to Shareholders Sharing an Address

The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. The Company may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of its shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for the Company. In order to take advantage of this opportunity, the company has delivered only one proxy statement and annual report to multiple shareholders who share an address unless Medtronic has received contrary instructions from one or more of the shareholders. Medtronic will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered.
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If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are the beneficial owner, but not the record holder, of Medtronic ordinary shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.
Other

Medtronic’s 2025 Annual Report, including financial statements, is being made available to shareholders of record as of August 22, 2025, together with the other proxy materials.
MEDTRONIC WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 25, 2025, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS DEPARTMENT, MEDTRONIC, 710 MEDTRONIC PARKWAY, MINNEAPOLIS, MINNESOTA 55432.
The Board of Directors knows of no other matter to be presented at the Annual General Meeting. If any other business properly comes before the Annual General Meeting or any adjournment or postponement thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Michelle Quinn
Michelle Quinn
Executive Vice President, General Counsel and Secretary
Medtronic plc
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Appendix A – Financial and Non-GAAP Reconciliations
Non-GAAP Financial Measures

This proxy statement contains financial measures, including adjusted diluted EPS, free cash flow, and organic revenue, which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. References to annual figures increasing, decreasing or remaining flat are in comparison to fiscal year 2024.
Medtronic management believes that non-GAAP financial measures provide information useful to investors in understanding the company’s underlying operational performance and trends and to facilitate comparisons with the performance of other companies in the med tech industry. Non-GAAP diluted EPS exclude the impact of amortization of intangible assets and certain charges or benefits that contribute to or reduce earnings and that may affect financial trends and include certain charges or benefits that result from transactions or events that we believe may or may not recur with similar materiality or impact to our operations in future periods (Non-GAAP Adjustments). Medtronic generally uses non-GAAP financial measures to facilitate management’s review of the operational performance of the company and as a basis for strategic planning. Non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with U.S. generally accepted accounting principles (GAAP), and investors are cautioned that Medtronic may calculate non-GAAP financial measures in a way that is different from other companies. Management strongly encourages investors to review the company’s consolidated financial statements and publicly filed reports in their entirety.

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MEDTRONIC PLC
WORLD WIDE REVENUE (1)
(Unaudited)

	FULL YEAR
	REPORTED				ORGANIC
(in millions)	Fiscal Year 2025	Fiscal Year 2024	Growth	Currency Impact (3)	Adjusted Fiscal Year 2025(4)	Adjusted Fiscal Year 2024(5)	Adjusted Growth

Cardiovascular	$12,481	$11,831	5.5%	$(99)	$12,580	$11,831	6.3%
Neuroscience	9,846	9,406	4.7	(47)	9,893	9,406	5.2
Medical Surgical	8,407	8,417	(0.1)	(80)	8,487	8,417	0.8
Diabetes	2,755	2,488	10.7	(18)	2,774	2,488	11.5
Total Reportable Segments	33,489	32,142	4.2	(244)	33,733	32,142	4.9
Other (2)	48	221	(78.5)	(3)	—	—	—
Total	$33,537	$32,364	3.6%	$(247)	$33,733	$32,142	4.9%
(1)The data in this schedule has been intentionally rounded to the nearest million and, therefore, may not sum.
(2)Includes operations and ongoing transition agreements from businesses the Company has exited or divested, and specifically for the three months ended July 26, 2024, impacting fiscal year 2025 figures, $90 million of incremental Italian payback accruals resulting from the two July 22, 2024 rulings by the Constitutional Court of Italy relating to certain prior years since 2015.
(3)The currency impact to revenue measures the change in revenue between current and prior year periods using constant exchange rates.
(4)Fiscal year 2025 excludes $196 million of revenue adjustments related to $90 million of incremental Italian payback accruals further described in note (2), $137 million of inorganic revenue related to the transition activity noted in (2), and $244 million of unfavorable currency impact on the remaining segments.
(5)Fiscal year 2024 excludes $221 million of inorganic revenue related to the transition activity noted in (2).

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MEDTRONIC PLC
GAAP TO NON-GAAP RECONCILIATIONS (1)
(Unaudited)

	Fiscal Year 2025
(in millions, except per share data)	Net Sales	Operating Profit	Operating Profit Percent	Diluted EPS

GAAP	$33,537	$5,955	17.8%	$3.61
Non-GAAP Adjustments:
Amortization of intangible assets (2)	—	1,807	5.3	1.14
Restructuring and associated costs (3)	—	303	0.9	0.18
Acquisition and divestiture-related items (4)	—	124	0.4	0.08
Certain litigation charges, net	—	317	0.9	0.19
(Gain)/loss on minority investments (5)	—	—	—	0.14
Medical device regulations (6)	—	52	0.2	0.03
Other (7)	90	90	0.3	0.05
Certain tax adjustments, net (8)	—	—	—	0.05
Non-GAAP	33,627	8,648	25.7	5.49
Currency Impact	245	365	0.9	0.22
Currency Adjusted	$33,872	$9,013	26.6%	$5.71

Non-GAAP				$5.49
Adjustment as contemplated under the Annual Incentive Plan (9)				0.04
Diluted EPS for Annual Incentive Plan				$5.53
(1)The data in this schedule has been intentionally rounded to the nearest million or $0.01 for EPS figures, and, therefore, may not sum.
(2)The Company recognized $151 million of accelerated amortization on certain intangible assets related to product line exits within the Cardiovascular Segment.
(3)Associated costs primarily include salaries and wages for employees supporting the restructuring activities, consulting expenses, asset write-offs, and contract terminations.
(4)The charges primarily include exit of business-related charges, changes in fair value of contingent consideration, business combination costs, and gains related to certain business or asset sales.
(5)We exclude unrealized and realized gains and losses on our minority investments as we do not believe that these components of income or expense have a direct correlation to our ongoing or future business operations.
(6)The charges represent incremental costs of complying with the new European Union medical device regulations for previously registered products and primarily include charges for contractors supporting the project and other direct third-party expenses. We consider these costs to be duplicative of previously incurred costs and/or one-time costs, which are limited to a specific time period.
(7)Reflects the recognition of incremental Italian payback accruals resulting from the two July 22, 2024 rulings by the Constitutional Court of Italy relating to certain prior years since 2015.
(8)Primarily relates to amortization of previously established deferred tax assets from intercompany intellectual property transactions.
(9)Adjustments are comprised of gains related to certain business or asset sales discussed in (4) above, partially offset by net losses on minority investments (excluding mark-to-market gains/losses on publicly traded investments).

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MEDTRONIC PLC
GAAP TO NON-GAAP RECONCILIATIONS (1)
(Unaudited)

(in millions)	Fiscal year 2025

Net cash provided by operating activities	$7,044
Additions to property, plant, and equipment	(1,859)
Free Cash Flow (2)	$5,185
(1)The data in this schedule has been intentionally rounded to the nearest million, and, therefore, may not sum.
(2)Free cash flow represents operating cash flows less property, plant and equipment additions.
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Appendix B – Comparison showing the amendments proposed to Article 177 Pursuant to Proposal 7
Note: the amendments set out in this Appendix B are reflected as a comparison to the Articles of Association of the Company as of the date of this proxy statement.

177. Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Board's authority to issue and allot Shares pursuant to these Articles and the Companies Act ~~under Articles 7 and 8~~, the Board may:

177.1. resolve to capitalise any of the Company’s profits available for distribution and/or any amount standing to the credit of any of the Company’s other reserves, reserves accounts or funds, by whatever name called (including, without limitation, a share premium account, undenominated capital account, capital redemption reserve, any amount representing unrealised revaluation reserves, merger reserves and any amount standing to the credit of the profit and loss account), whether or not available for distribution;

177.2. appropriate the sum resolved to be capitalised to the Members or any class of Members on the record date specified in the relevant board resolution who would have been entitled to it if it were distributed by way of dividend in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any Shares held by them respectively, or paying up in full unissued Shares or debentures of a nominal ~~amount~~ value or a nominal value plus share premium as the case may be, equal to ~~that~~ the sum capitalised, and allot the Shares or debentures, credited as fully paid, to the Members or any class of Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, undenominated capital account, the capital redemption reserve, any revaluation reserves, any merger reserve and profits that are not available for distribution may, for the purposes of this Article 177, only be applied in paying up in full unissued Shares to be allotted to Members or any class of Members ~~credited as fully paid~~ of a nominal amount or a nominal amount plus share premium equal to the sum capitalised;

177.3. make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve, including where Shares or debentures become distributable in fractions, the Board may deal with the fractions as it thinks fit;

177.4. authorise a person to enter (on behalf of all the Members or Members of any class concerned) into an agreement with the Company providing for the allotment to the Members or Members of any class respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

177.5. generally do all such acts and things required to give effect to the foregoing ~~resolution~~.

177.6. Any such capitalisation will not require approval or ratification by the Members of the Company.
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Appendix C – Comparison showing the amendments proposed to the Articles of Association Pursuant to Proposal 9
Note: the amendments set out in this Appendix C are reflected as a comparison to the Articles of Association of the Company as of the date of this proxy statement.

2. Definitions

2.1 In these Articles:

“acting in concert”    means, persons who, pursuant to an agreement or understanding (whether formal or informal), knowingly cooperate with respect to a proposal or business, or nomination of Directors, at the Company (it being understood that persons who have solely disclosed their intent to vote for a proposed nominee or to deliver a revocable proxy to the shareholder giving notice or any beneficial owner shall not be deemed to be acting in concert with the shareholder giving notice or any beneficial owner).

“Beneficial Owner” or “beneficial owner”    when used with respect to Shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the Shares or securities or has or shares the power to dispose of, or direct the disposition of, the Shares or securities, except that:

(a)     a person shall not be deemed the beneficial owner of Shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered Shares or securities are accepted for purchase or exchange;

(b)     a person shall not be deemed the beneficial owner of Shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Exchange Act and is not then reportable under that act on a Schedule 13D or comparable report, or, if the company is not subject to the rules and regulations under the Exchange Act, would have been required to be made and would not have been reportable if the company had been subject to the rules and regulations.

“Member Associate”    of any Member or Beneficial Owner means (1) any person acting in concert with the Member or Beneficial Owner, and (2) if a Member or Beneficial Owner is an entity, each director, executive, managing member or control person of such entity.
MEDTRONIC  I  2025 Proxy Statement C-1

“Nominating Group”    means, collectively, the Member or Beneficial Owner providing a notice with respect to the nomination of an individual to stand for election as a director at a general meeting, together with its Member Associates.

REDEMPTION AND REPURCHASE OF SHARES

36.     Subject to the provisions of Chapter 6 of Part 3 and Chapter 5 of Part 17 of the Companies Act and the other provisions of this Article 36, the Company may:

36.1     pursuant to section 66(4) of the Companies Act, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Board;

36.2     redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares (as defined by section 106(1) of the Companies Act) and re-issue such treasury shares as Shares of any class or classes or cancel them;

NOTICE OF GENERAL MEETINGS

84.    In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate the notice or any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS
93.

93.1     For business to be properly requested by a Member to be brought before a general meeting (other than nominations of directors, which may only be made in accordance with Article 155), the Member must:

(a)     be a Member of the Company at the time of the giving of the notice for such general meeting;
(b)    be entitled to vote at such meeting; and
(c)     have given timely and proper notice in writing to the Secretary in accordance with this Article 93.

93.2
(a)    To be timely for an annual general meeting, a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the prior year’s annual general meeting, provided however that if the annual general meeting is held more than 30 days before or 60 days after the anniversary date of the preceding year’s annual general meeting, the Member’s notice must be provided not earlier than the one hundred and twentieth (120th) calendar day prior to the date of such annual general meeting and not later than the close of business on the later of (i) the ninetieth (90th) calendar day prior to the date of such annual general meeting, and (ii) the tenth (10th) calendar day following the day on which the date of such meeting is first publicly announced.

(b)    To be timely for an extraordinary general meeting, a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not less than ~~fifty (50) days nor (except for shareholder proposals subject to Rule14a-8(a)(3)(i) of the Exchange Act) more than~~ ninety (90) days nor more than one hundred twenty (120) days prior to the ~~meeting, provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the~~ date of the meeting ~~is given or made to the Members, notice by the Member to be timely~~ provided, however, that if the first public announcement of the date of such meeting is made less than one hundred (100) days prior to the date of such meeting, the Member’s notice must be received not later than the close of business on the tenth (10th) calendar day following the day on which ~~such notice of~~ the date of ~~the meeting was mailed or such public disclosure was made~~ such meeting is first publicly announced. ~~In no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 93.2.~~

In no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 93.2.

MEDTRONIC  I  2025 Proxy Statement C-2

93.3    To be in proper written form, a Member's notice shall set forth as to each matter such Member proposes to bring before the meeting:

(a)    a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting~~;~~, including the text of the proposal or business (including the text of any resolutions proposed for consideration and, if the business includes a proposal to amend these Memorandum and Articles of Association, the language of the proposed amendment;

(b)    as to the Member giving the notice and, if the notice is delivered on behalf of a Beneficial Owner, as to such Beneficial Owner:

(i)     ~~b)~~ the name and address of the Member, as they appear ~~in~~on the Register ~~of Members, of such Member~~, and, if different, the current name and address of the Member, and the name and address of any Member Associate;

(ii)    if the notice is delivered on behalf of a Beneficial Owner, the name and address of such Beneficial Owner and the name and address of any Member Associate of such Beneficial Owner;

(iii)    a representation that the Member is a holder of record of securities of the Company entitled to vote at the meeting and intends to remain so through the date of the meeting and that the Member or a qualified representative intends to appear in person at the meeting to propose the business specified in the Member’s notice;

(iv)    ~~c)~~ the class, series and number of ~~Shares~~securities of the Company ~~which are beneficially owned by the Member; and~~that are owned of record or beneficially by such Member, and if applicable, by such Beneficial Owner and by each Member Associate of such Member or Beneficial Owner as of the date of the Member’s notice;

(v)    a description of any derivative positions related to any class or series of securities of the Company owned of record or beneficially by the Member or the Beneficial Owner and by any Member Associate, including a description of whether and the extent to which any hedging, swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of securities) has been made, the effect or intent of which is to mitigate loss or benefit from, or manage risk or benefit from any share price changes for, or to provide a right or obligation to acquire or dispose of, any class or series of the Company’s securities for, or to maintain, increase or decrease the voting power of, the Member or the Beneficial Owner, and of any Member Associate with respect to any securities of the Company;

(vi)    a description of any material interests of the Member or the Beneficial Owner, and of any Member Associate in the business proposed and of all agreements, arrangements and understandings between or among the Member giving the notice, the Beneficial Owner on whose behalf the notice is given, any Member Associate and any other person (including their names) in connection with the business proposal of the Member;

(vii)    a description of any proxy, contract, arrangement, understanding or relationship between or among the Member giving the notice, the Beneficial Owner on whose behalf the notice is given, any Member Associate and any other person, including without limitation any legal, financial and/or compensatory agreements and any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) or pursuant to which any of these persons has a right to vote any Shares of the Company;

(vi)    a representation that after the date of the Member’s notice, the Member will update the notice and any other information provided to the Company, in accordance with Article 93.4; and

(vii)    such Member’s and Beneficial Owner’s written consent to the public disclosure of information provided to the Company pursuant to this article 93.3.

(c)    a representation as to whether or not the Member giving notice, the Beneficial Owner on whose behalf the Member is giving notice and any Member Associate intends, or intends to be part of a group that intends: (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s issued Shares carrying voting rights required to approve or adopt the proposal or to comply with any requirements of the rules and regulations of the United States Securities and Exchange Commission applicable to such proposal; and/or (2) otherwise to solicit proxies from Members in support of the proposal.

~~d) any material interest of the Member in such business.~~

93.4    The Member will update its notice and any other information provided to the Company so that the information provided or required to be provided in such notice is true and correct as of the record date for
MEDTRONIC  I  2025 Proxy Statement C-3

Members entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered in writing to the Secretary at the principal executive offices of the Company not later than the close of business ten (10) days after such record date (in the case of the update required to be made as of such record date), and not later than the close of business eight (8) business days prior to the date for the meeting or, if practicable, any adjournment, postponement, or rescheduling thereof (or, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned, postponed, or rescheduled) (in the case of the update required to be made as of ten (10) business days prior to the meeting or any adjournment, postponement, or rescheduling thereof). Additionally, the Member will provide written notice to the Secretary as soon as practicable following a change in the number of securities of the Company held as described in response to Article 93.3(b) that equals 1% or more of the then-issued shares of the Company, and/or entry, termination, amendment or modification of the agreements, arrangements or understandings described in response to Article 93.3(b) that results in a change that equals 1% or more of the then-issued shares of the Company or in the economic interests underlying these agreements, arrangements or understandings. The Member shall also update its notice so that the information required by Article 93.3(b) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered in writing to the Secretary at the principal executive offices of the Company no later than two (2) business days after the occurrence of any material change to the information previously disclosed pursuant to Article 93.3(b). For the avoidance of doubt, any information provided pursuant to this Article 93.4 shall not be deemed to cure any deficiencies in any notice provided by a Member, extend any applicable deadlines under Article 93.4, or enable or be deemed to permit a Member to amend a proposal. If a Member fails to provide any written update in accordance with this Article 93.4, the information as to which such written update relates may be deemed not to have been provided in accordance with these Articles.

93.5    ~~93.4.~~The Chairperson shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

93.6    Any Member or Beneficial Owner directly or indirectly soliciting proxies from other Members must use a proxy card colour other than white, which shall be reserved for the exclusive use by the Board of Directors

93.7    This Article 93 and Article 155 shall not apply to a proposal submitted pursuant to and in compliance with Rule 14a-8 under the Exchange Act (such rule or any successor provision, “Rule 14a-8”), if such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting, and if the Member or a qualified representative appears at such meeting to present such proposal in accordance with Rule 14a-8.

APPOINTMENT, ROTATION, REMOVAL AND NOMINATION OF DIRECTORS

155.

155.1    No person shall be appointed a Director, unless nominated in accordance with the provisions of this Article 155. Nominations of persons for election to the Board at a general meeting may be made:

(a)by or at the direction of the Board or a committee thereof;

(b)    with respect to election at a general meeting, by any Member who holds Ordinary Shares or other Shares carrying the general right to vote at general meetings of the Company, who is a Member at the time of the giving of the required notice provided for in these Articles and at the time of the relevant general meeting, and who has given timely and proper notice in writing to the Secretary in accordance with Article 155.3 ~~and 155.4;~~through Article 155.9.

(c)    with respect to election at an extraordinary general meeting requisitioned in accordance with section 178(3) of the Companies Act, by a Member or Members who hold Ordinary Shares or other Shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting in accordance with these Articles, including Article ~~155.4~~155.3 through Article 155.9, and the Companies Act relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting; and

with respect to election at an annual general meeting, by any Member ~~or beneficial owner of Shares (or group of Members and/or beneficial owners of Shares)~~who is or who is acting on behalf of an Eligible Holder who meets the requirements of and complies with all applicable procedures set forth in Article 155.2

155.2

(a)    General. Whenever the Board solicits proxies with respect to the election of Directors at an annual general meeting, subject to the provisions of this Article 155.2, the Company shall include in its notice of general meeting and proxy statement for such annual general meeting, in addition to any persons nominated for election by or at the direction of the Board (or any duly authorised committee
MEDTRONIC  I  2025 Proxy Statement C-4

thereof), the name, together with the Required Information (as defined below), of any person nominated for election to the Board (a "Member Nominee") by an Eligible Holder (as defined in Article 155.2(d)) who expressly elects at the time of providing the notice required by this Article 155.2 to have such nominee included in the Company's proxy materials pursuant to this Article 155.2. For purposes of this Article 155.2, the "Required Information" that the Company will include in its proxy statement is (i) the information provided to the Secretary of the Company concerning the Member Nominee and the Eligible Holder that is required to be disclosed in the Company's proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (ii) if the Eligible Holder so elects, a Supporting Statement (as defined in Article 155.2(h)). For the avoidance of doubt, nothing in this Article 155.2 shall limit the Company's ability to solicit against any Member Nominee or include in its proxy materials the Company's own statements or other information relating to any Eligible Holder or Member Nominee, including any information provided to the Company pursuant to this Article 155.2. Subject to the provisions of this Article 155.2, the name of any Member Nominee included in the Company's proxy statement for an annual general meeting shall also be set forth on the form of proxy distributed by the Company in connection with such annual general meeting and on any ballot distributed at such annual general meeting.

155.4    To be in proper written form, a ~~Member's~~Member or Beneficial Owner's notice for nomination(s) of person(s) for election pursuant to Article 155.1(b), or in the case of nomination(s) of person(s) for election pursuant to Article 155.1(c), a Member’s written requisition of the extraordinary general meeting, must, in addition to any other applicable requirements, set forth:

(a)    as to each person whom the Member or Beneficial Owner proposes to nominate for election or ~~re−election~~re-election as a Director~~,~~:

(i)    the name, age, business address and resident address;

(ii)    the principal occupation or employment;

(iii)    the class and number of Shares of capital stock of the company which are owned of record and beneficially (if any);

(iv)    a written statement executed by each such nominee acknowledging that such person (1) has read and agrees to adhere to the Company’s Principles of Corporate Governance, Code of Conduct and any other of the Company’s policies or guidelines applicable to directors, including with regard to securities trading, (2) is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any nomination or other business proposal, issue or question that has not been disclosed to the Company or could interfere with such person’s fiduciary duties under applicable law, and (3) is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as director that has not been disclosed to the Company;

(v)    a description of any agreement, arrangement, or understanding (including any a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the proposing Member or Beneficial Owner’s notice by, or on behalf of, the nominee, whether or not such instrument or right shall be subject to settlement in underlying Shares, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the nominee with respect to Shares of the Company; and

~~(a)~~(vi)    all other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected)~~; and~~.

(b)    as to ~~the Member giving the notice and each beneficial owner, if different, on whose behalf the nomination is made:~~each member of such Nominating Group submitting the notice and, if the notice is delivered on behalf of one or more Beneficial Owners, as to such Beneficial Owners:

(i)    the name and address of ~~such Member (~~the Member, as they appear on the ~~Company's Register of Members) and each such beneficial owner; and~~Register, and, if different, the current name and address of the Member, and the name and address of any Member Associate;

MEDTRONIC  I  2025 Proxy Statement C-5

(ii)    if the notice is delivered on behalf of a Beneficial Owner, the name and address of such Beneficial Owner and the name and address of any Member Associate of such Beneficial Owner;

(iii)    a representation that the Member is a holder of record of securities of the Company entitled to vote at the meeting and intends to remain so through the date of the meeting and that the Member or a qualified representative intends to appear in person at the meeting to present the proposed nominee(s) for election;

(iv)    ~~(ii)~~ the class, series and number of ~~Shares in~~securities of the Company ~~which each such Member and each such beneficial owner is the registered or beneficial owner of.~~that are owned of record or beneficially by such Member, and if applicable, by such Beneficial Owner and by each Member Associate of such Member or Beneficial Owner as of the date of the Member’s notice;

(v)    a description of any derivative positions related to any class or series of securities of the Company owned of record or beneficially by the Member or the Beneficial Owner and by any Member Associate, including a description of whether and the extent to which any hedging, swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of securities) has been made, the effect or intent of which is to mitigate loss or benefit from, or manage risk or benefit from any share price changes for, or to provide a right or obligation to acquire or dispose of, any class or series of the Company’s securities for, or to maintain, increase or decrease the voting power of, the Member or the Beneficial Owner, and of any Member Associate with respect to any securities of the Company;

(vi)    a description of all agreements, arrangements and understandings, including all direct and indirect compensation or other material monetary agreements during the past three years, between or among any Member giving the notice, any Beneficial Owner on whose behalf the notice is given, and any Member Associate, on the one hand, the nominee(s) and any other person (including their names), on the other hand, pertaining to the nomination(s) or other business proposed to be brought before the meeting;

(vii)    a description of any proxy, contract, arrangement, understanding or relationship between or among the Member giving the notice, the Beneficial Owner on whose behalf the notice is given, any Member Associate and any other person, including without limitation any legal, financial and/or compensatory agreements and any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) or pursuant to which any of these persons has a right to vote any Shares of the Company;

(viii)    a representation that after the date of the notice, the Nominating Group (and Beneficial Owners, as applicable) will update the notice and any other information provided to the Company, in accordance with Article 155.5 and 155.6; and

(ix)    such Member’s and Beneficial Owner’s written consent to the public disclosure of information provided to the Company pursuant to this Article 155.4.

(c)    a representation as to whether or not the Member (or each Member of such Nominating Group) giving notice, the Beneficial Owner on whose behalf the Member is giving notice and any Member Associate intends, or intends to be part of a group that intends: (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s issued Shares carrying voting rights required to elect the nominee(s) or to comply with any requirements of the rules and regulations of the United States Securities and Exchange Commission applicable to such nomination(s), including Rule 14a-19 under the Exchange Act; and/or (2) otherwise to solicit proxies from Members in support of the nominee(s).

~~155.5    Except as otherwise provided by these Articles, the Chairperson of the meeting shall determine whether a nomination was not made in accordance with the procedures prescribed by these Articles, and if he or she should so determine, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.~~

155.5    The Nominating Group will update its notice and any other information provided to the Company so that the information provided or required to be provided in such notice is true and correct as of the record date for Members entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered in writing to the Secretary at the principal executive offices of the Company not later than the close of business ten (10) days after such record date (in the case of the update required to be made as of such record date), and not later than the close of business eight (8) business days prior to the date for the meeting or, if practicable, any adjournment, postponement, or rescheduling thereof (or, if not practicable, on the first practicable date prior
MEDTRONIC  I  2025 Proxy Statement C-6

to the date to which the meeting has been adjourned, postponed, or rescheduled) (in the case of the update required to be made as of ten (10) business days prior to the meeting or any adjournment, postponement, or rescheduling thereof). Additionally, the Member will provide written notice to the Secretary as soon as practicable following a change in the number of securities of the Company held as described in response to Article 155.4(b) that equals 1% or more of the then-issued shares of the Company, and/or entry, termination, amendment or modification of the agreements, arrangements or understandings described in response to Article 155.4(b) that results in a change that equals 1% or more of the then-issued Shares of the Company or in the economic interests underlying these agreements, arrangements or understandings. The Member shall also update its notice so that the information required by Article 155.4(b) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered in writing to the Secretary at the principal executive offices of the Company no later than two (2) business days after the occurrence of any material change to the information previously disclosed pursuant to Article 155.4(b). For the avoidance of doubt, any information provided pursuant to this Article 155.5 shall not be deemed to cure any deficiencies in any notice provided by a Member or Nominating Group, extend any applicable deadlines under Article 155.3, or enable or be deemed to permit a Member or Nominating Group to amend a nomination, including by changing or adding nominees. If a Member or Nominating Group fails to provide any written update in accordance with this Article 155.5, the information as to which such written update relates may be deemed not to have been provided in accordance with these Articles.

155.6    The Company shall include any person(s) properly nominated pursuant to the provisions of Article 155.1(b) or (c) in the Company’s proxy card(s) for the applicable meeting pursuant to the requirements of Rule 14a-19 under the Exchange Act, subject to the following requirements:

(a)    the Member or Beneficial Holder shall provide the Company with a written representation (i) stating that the Nominating Group will solicit proxies from the holders of Shares representing at least 67% of the voting power of the Shares entitled to vote on the election of directors and otherwise comply with the requirements of Rule 14a-19, and (ii) identifying any other proposals that the Nominating Group will submit for the meeting in accordance with the requirements of Article 93;

(b)    the Nominating Group will, promptly after soliciting the holders of the Company’s Shares referred to in subparagraph (a) of this Article 155.6, and in any event not later than the close of eight (8) business days prior to the date of the meeting (or any adjournment, postponement or rescheduling thereof) provide the Company with reasonable documentary evidence (as determined by the Chairperson of the meeting using reasonable discretion) specifically demonstrating that the Nominating Group complied with the requirements of Article 155.6(a);

(c)    the Nominating Group will promptly provide written notice to the Company if it withdraws any nominee, or ceases or plans to cease solicitation of proxies in accordance with subparagraph (a) of this Article 155.6;

(d)    each nominee submitted by the Nominating Group shall submit to the Company a written consent to be named in any proxy statement and associated proxy card for the applicable meeting; and

(e)    the Nominating Group will otherwise satisfy all requirements of Rule 14a-19 and Irish law. Unless otherwise required by law, if any Nominating Group (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, then the Company shall disregard any proxies or votes solicited for the nominees of such Nominating Group.

155.7    ~~155.6.~~The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires, to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors. The proposed nominee shall provide such additional information within ten (10) days after it has been requested by the Company.

155.8    Except as otherwise provided by these Articles, the Chairperson of the meeting shall determine whether a nomination was ~~not~~ made in accordance with the procedures prescribed by these Articles, and if he or she should so determine, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

155.9    Any Member, Beneficial Owner, or Nominating Group directly or indirectly soliciting proxies from other Members must use a proxy card colour other than white, which shall be reserved for the exclusive use by the Board of Directors.

156.    The number of nominees a Member or Beneficial Owner may nominate for election at an annual meeting shall not exceed the number of directors to be elected by shareholders generally at such annual meeting. If at any meeting of Members resolutions are passed in respect of the election or re-election (as the case may be) of Directors which would result in the maximum number of Directors fixed from time to time by the Board being exceeded, then those Director(s), in such number as exceeds such maximum fixed number, receiving at that meeting the lowest number of votes in favour of election or re-election (as the case may be) shall, notwithstanding the passing of any resolution in
MEDTRONIC  I  2025 Proxy Statement C-7

their favour, not be elected or re-elected (as the case may be) to the Board; provided, that this Article shall not limit the rights of holders of any class or series of Shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series; provided, further, that nothing in this Article 156 will require or result in the removal of a Director whose election or re-election to the Board was not voted on at such meeting.

NOTICES

187.    Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

187.1    A notice or document to be given, served, sent or delivered in pursuance of these Articles, and the annual report of the Company, may be given to, served on or delivered to any Director, Member or committee member by the Company:

(a)by handing same to their authorised agent;

(b)~~(a)~~ by delivering same to their registered address;

(c)~~(b)~~ by sending same by the post in a pre-paid cover addressed to their registered address; or

(d)~~(c)~~ by sending, with the consent of the Director, Member or committee member to the extent required by law, same by means of electronic mail or other means of electronic communication approved by the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), to the Address of the Director, Member or committee member notified to the Company by the Director, Member or committee member for such purpose (or if not so notified, then to the Address of the Director, Member or committee member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Companies Act.

BUSINESS COMBINATION

199.

199.7    As used in this Article 199 only, the term:

(iii)     “beneficial owner” has the definition set forth in Article 2.1.

~~(iii)    “beneficial owner”, when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:~~

~~(a)    a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and~~

~~(b)    a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Exchange Act and is not then reportable under that act on a Schedule 13D or comparable report, or, if the company is not subject to the rules and regulations under the Exchange Act, would have been required to be made and would not have been reportable if the company had been subject to the rules and regulations;~~
MEDTRONIC  I  2025 Proxy Statement C-8

DELIVERY OF FUTURE ANNUAL GENERAL MEETING MATERIALS
Medtronic offers shareholders the choice to receive future annual reports and proxy materials electronically over the internet instead of receiving paper copies through the mail. This will allow us to conserve natural resources and save Medtronic printing and mailing costs. Whether you hold shares registered directly in your name, through a Medtronic stock plan, or through a broker or bank, you can enroll for future delivery of proxy statements and annual reports by following these easy steps:
•Go to our website at http://investorrelations.medtronic.com;
•In the Shareholder Services section, click on Electronic Delivery of Proxy Materials; and
•Follow the prompts to submit your electronic consent.
Generally, brokers and banks offering this choice require that shareholders vote through the internet in order to enroll. Street name shareholders whose broker or bank is not included in this website are encouraged to contact their broker or bank and ask about the availability of electronic delivery. As with all Internet usage, the user must pay all access fees and telephone charges. You may view this year’s proxy materials at https://investorrelations.medtronic.com/annual-meeting-reports.

MEDTRONIC  I  2025 Proxy Statement

710 Medtronic Parkway
Minneapolis, MN 55432-5604
USA
Tel: (763) 514-4000
Fax: (763) 514-4879

www.medtronic.com

MEDTRONIC  I  2025 Proxy Statement

MEDTRONIC PLC
ATTN: NICHOLAS BENJAMIN
710 MEDTRONIC PARKWAY
MS LC300
MINNEAPOLIS, MN 55432-5604

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., EST, on October 15, 2025 (or for shares held through the Medtronic plc SIP and the Medtronic Puerto Rico Employees' SIP, no later than 11:59 P.M., EST, on October 13, 2025). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., EST, on October 15, 2025 (or for shares held through the Medtronic plc SIP and the Medtronic Puerto Rico Employees' SIP, no later than 11:59 P.M., EST, on October 13, 2025). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77340-P36479 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MEDTRONIC PLC

The Board of Directors recommends you vote "FOR" on all proposals.

Nominees:	For	Against	Abstain
1a. Craig Arnold	☐	☐	☐
1b. Scott C. Donnelly	☐	☐	☐
1c. Lidia L. Fonseca	☐	☐	☐
1d. John P. Groetelaars	☐	☐	☐
1e. Randall J. Hogan, III	☐	☐	☐
1f. William R. Jellison	☐	☐	☐
1g. Joon S. Lee, M.D.	☐	☐	☐
1h. Gregory P. Lewis	☐	☐	☐
1i. Kevin E. Lofton	☐	☐	☐
1j. Geoffrey S. Martha	☐	☐	☐
1k. Elizabeth G. Nabel, M.D.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MEDTRONIC  I  2025 Proxy Statement

V77341-P36479

MEDTRONIC PLC
Annual General Meeting of Shareholders
October 16, 2025, 8:00 AM local time, Dublin, Ireland
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michelle Quinn and Courtney Nelson Wills, each c/o Medtronic plc, Building 2, Parkmore Business Park West, Co. Galway, H91 4K49, Ireland, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to attend, speak and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of MEDTRONIC PLC that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 8:00 AM Local Time, on October 16, 2025, at the Shelbourne Hotel, 27 St. Stephen's Green, Dublin, Ireland and any adjournment or postponement thereof. You may vote at the Annual General Meeting of Shareholders if you were a shareholder of record at the close of business on August 22, 2025.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, with respect to the proposals set forth in the proxy statement and in the discretion of the proxies upon such other matters as may properly come before the Annual General Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side

MEDTRONIC  I  2025 Proxy Statement